Exhibit 10.13

Execution Version

CONFIDENTIAL

DEVELOPMENT COLLABORATION AND

COMMERCIAL LICENSE AGREEMENT

between

MERSANA THERAPEUTICS, INC.

and

MILLENNIUM PHARMACEUTICALS, INC.

dated

January 29, 2016

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

i

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

5.3	Drug Master Files	48
5.4	Cooperation Between the Parties	48
5.5	Cooperation with Governmental Authorities	49
5.6	Pharmacovigilance Agreement	49

Article 6 - MANUFACTURING		50

6.1	Generally	50
6.2	XMT-1519 Material Transfer and Process Development	50
6.3	Mersana Initial Supply	51
6.4	Establishment of First Supply Chain	51
6.5	Establishment of Second Supply Chain; Modification of First Supply Chain	52
6.6	Form of Material Transfer	53
6.7	Third Party Suppliers	53
6.8	Cost of Supply	54
6.9	Quality Agreement	54

Article 7 - COMMERCIALIZATION		54

7.1	Global Commercialization Plan	54
7.2	Commercialization by Mersana	55
7.3	Commercialization by Licensee	55
7.4	Commercialization Diligence	55
7.5	Commercialization Reports	55
7.6	Product Branding	56
7.7	Booking of Sales; Distribution	59

Article 8 - FEES, MILESTONES AND ROYALTIES		59

8.1	Upfront Fee	59
8.2	Equity Investments in Mersana	60
8.3	Royalties Payable by Licensee	61
8.4	Third Party Payments	63
8.5	Limitations on Royalty Reductions	64
8.6	Development Milestone Payments	64
8.7	Change in Form, Formulation or Dosage	66
8.8	Sales Milestone Payments	67
8.9	Payment Terms	67
8.10	Payment Method	67
8.11	Late Payments	67

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

8.12	Exchange Control	67
8.13	Taxes	67

Article 9 - ROYALTY REPORTS AND ACCOUNTING		68

9.1	Royalty Reports, Exchange Rates	68
9.2	Audits	69
9.3	Confidential Financial Information	69

Article 10 - CONFIDENTIALITY		69

10.1	Non-Disclosure Obligations	69
10.2	Permitted Disclosures	70
10.3	Press Releases and Other Disclosures to Third Parties	73
10.4	Use of Name	73
10.5	Publications	73
10.6	Return of Confidential Information	74

Article 11 - INVENTIONS AND PATENTS		74

11.1	Disclosure of Inventions	74
11.2	Ownership of Intellectual Property	75
11.3	Patent Prosecution Activities	76
11.4	Enforcement of Patent Rights	80
11.5	Separate Representation; Settlement	86

Article 12 - INFRINGEMENT OR OTHER ACTIONS BROUGHT BY THIRD PARTIES		87

12.1	Third Party Actions	87
12.2	Invalidity or Unenforceability Defenses or Actions	87
12.3	Third Party Rights	88

Article 13 - REPRESENTATIONS AND WARRANTIES; COVENANTS		89

13.1	Mutual Representations and Warranties	89
13.2	Additional Representations, Warranties and Covenants of Mersana	90
13.3	Additional Representations, Warranties and Covenants of Licensee	91
13.4	Additional Covenants	92
13.5	Additional Covenants of Mersana and Licensee	93
13.6	Standstill Agreement	93
13.7	Performance by Affiliates	95
13.8	DISCLAIMER OF WARRANTIES	95

Article 14 - TERM AND TERMINATION		96

14.1	Term	96

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

14.2	Termination by Licensee Prior to Phase II Initiation	96
14.3	Termination by Licensee	96
14.4	Termination for Cause	96
14.5	License Survival Upon Insolvency	97
14.6	Effect of Expiration and Termination	98

Article 15 - INDEMNITY; LIMITATION OF LIABILITY		101

15.1	Indemnity	101
15.2	Procedure	102
15.3	Limitation of Liability	103

Article 16 - FORCE MAJEURE		103

Article 17 - ASSIGNMENT		103

Article 18 - SEVERABILITY		104

Article 19 - INSURANCE		104

Article 20 - MISCELLANEOUS		104

20.1	Notices	104
20.2	Applicable Law; Jurisdiction	105
20.3	Dispute Resolution	105
20.4	Entire Agreement	107
20.5	Independent Contractors	107
20.6	Waiver and Non-Exclusion of Remedies	108
20.7	Further Assurances	108
20.8	No Benefit to Third Parties	108
20.9	Equitable Relief	108
20.10	Counterparts	108

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

SCHEDULES

Schedule 1.1.15	Auristatin F HPA

Schedule 1.1.82	Global Development Plan

Schedule 1.1.138	Mersana Other Patent Rights

Schedule 1.1.143	Mersana Platform Patent Rights

Schedule 1.1.146	Mersana Product Patent Rights

Schedule 1.1.210	XMT-1519

Schedule 1.1.212	XMT-1522

Schedule 6.7	Existing CMOs

Schedule 10.3.1	Press Release

v

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

DEVELOPMENT COLLABORATION AND COMMERCIAL LICENSE AGREEMENT

This Development Collaboration and Commercial License Agreement is entered into as of the 29th day of January, 2016 by and between Mersana Therapeutics, Inc., a Delaware corporation, having its principal place of business at 840 Memorial Drive Cambridge, MA 02139 (hereinafter referred to as “Mersana”) and Millennium Pharmaceuticals, Inc., a Delaware corporation, having its principal place of business at 40 Landsdowne Street, Cambridge, MA 02139 (hereinafter referred to as “Licensee”).

Mersana and Licensee may sometimes individually be referred to hereafter as a “Party” or collectively as the “Parties”.

RECITALS

WHEREAS, Mersana Controls intellectual property rights relating to the compound internally designated by Mersana as XMT-1522, and is currently conducting Development of a Licensed Product (as such terms are defined below);

WHEREAS, Licensee wishes to acquire from Mersana an exclusive license under Mersana Technology to Develop, Commercialize and Manufacture Licensed Products (as such terms are defined below);

WHEREAS, Mersana wishes to grant to Licensee such license on the terms set forth in this Agreement; and

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

ARTICLE 1 - DEFINITIONS AND INTERPRETATION

1.1                               Definitions. For the purposes of this Agreement the following words and phrases shall have the following meanings:

1.1.1                     “Accounting Standards” means (a) with respect to Mersana, GAAP, and (b) with respect to Licensee, IFRS.

1.1.2                     “ADC” means an Antibody that is conjugated to a Payload, whether or not using any Mersana Technology.

1.1.3                     “Adimab” has the meaning set forth in Section 1.1.4.

1.1.4                     “Adimab Agreement” means that certain Collaboration Agreement by and between Adimab, LLC (“Adimab”) and Mersana dated July 25, 2012, as amended by that certain Amendment Number One dated June 17, 2014.

1.1.5                     “Additional Know-How” means all Know-How that (i) is invented, conceived or developed by or on behalf of either or both Party(ies) in the course of conducting

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Collaboration Activities and (ii) consists of (a) Conjugation Know-How, (b) formulation technology related to the formulation of drug product or (c) assay technology.

1.1.6                     “Additional Technology” means (a) all Additional Know-How, and (b) any Patent Right that claims Additional Know-How.

1.1.7                     “Affiliate” of a Party means any corporation or other business entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with such Party. As used herein, the term “control” means the direct or indirect ownership of fifty percent (50%) or more of the stock having the right to vote for directors thereof or the ability to otherwise control the management thereof.

1.1.8                     “Agreement” means this agreement, all amendments and supplements to this Agreement and all schedules and exhibits to this Agreement.

1.1.9                     “Antibody” means an unconjugated polyclonal or monoclonal antibody (whether (a) fully human, fully mouse, humanized, phage display, chimeric, polyclonal, polyclonal mixes or any other type of antibody, (b) multiple or single chain, single domain, recombinant, in vivo, in vitro or naturally occurring or a combination of the foregoing in any species or (c) monospecific or bi-specific) or any analog, derivative, fragment or modification thereof (including a full antibody, scFv, scFvFc, Fab, minibody, single domain antibodies, nanobodies, etc.).

1.1.10              “Antigen” means (a) any protein (including any glyco- or lipo-protein), carbohydrate, compound or other composition that stimulates the production of Antibodies or against which an Antibody is selected, generated or optimized to preferentially bind, (b) any naturally occurring isoform or variants thereof or (c) any fragment or peptide of any of the foregoing. The whole protein, carbohydrate, compound or other composition as well as a fragment or peptide thereof, or portion of the whole is considered the same Antigen.

1.1.11              “Applicable Law” means any law or statute, any rule or regulation (including written governmental interpretations thereof, the guidance related thereto, or the application thereof) issued by a Governmental Authority or Regulatory Authority and any judicial, governmental, or administrative order, judgment, decree, or ruling, in each case as applicable to the subject matter and the parties at issue.

1.1.12              “Approved CMO” has the meaning set forth in Section 3.3.3(b)(8).

1.1.13              “Audited Party” has the meaning set forth in Section 9.2.1.

1.1.14              “Auditing Party” has the meaning set forth in Section 9.2.1.

1.1.15              “Auristatin F HPA” means the Mersana proprietary cytotoxic payload Auristatin F hydroxypropylamide also known as XMT-1267. The chemical structure of Auristatin F HPA is set forth in Schedule 1.1.15.

1.1.16              “Bankruptcy Code” has the meaning set forth in Section 14.5.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

1.1.17              “Biosimilar Application” means any application submitted to the FDA under subsection (k) of Section 351 of the PHSA for which a Licensed Product is a “reference product” (as such term is used in the BPCIA) for purposes of the application for approval of any “biosimilar or interchangeable biological product” (as such term is used in the BPCIA) or any equivalent or similar application, certification or notice in any other jurisdiction in the Mersana Territory or Licensee Territory.

1.1.18              “Biosimilar/Generic Product” means, with respect to a Licensed Product [***], any generic, biosimilar or interchangeable product sold by a Third Party that (a) has been licensed (i) as a biosimilar (as defined in Section 351(i)(2) of the PHSA) or interchangeable (as defined in Section 351(i)(3) of the PHSA) biological product by FDA pursuant to Section 351(a) or 351(k) of the PHSA or (ii) a generic product under Section 505(b)(2) or 505(j) of the FDCA or any subsequent or superseding law, statute or regulation, (b) has been licensed as a similar biological medicinal product by EMA pursuant to Directive 2001/83/EC, as may be amended, or any subsequent or superseding law, statute or regulation or (c) has otherwise received Regulatory Approval as a generic, biosimilar or interchangeable product from another applicable Regulatory Authority in such country, where in the case of each of clauses (a), (b) or (c) above, such Licensed Product is the reference product for purposes of determining biosimilarity or interchangeability of the Third Party product.

1.1.19              “BPCIA” means the United States Biologics Price Competition and Innovation Act of 2009, as amended from time to time, together with any rules, regulations and requirements promulgated thereunder (including all additions, supplements, extensions and modifications thereto).

1.1.20              “Breaching Party” has the meaning set forth in Section 14.4.

1.1.21              “Business Day” means a day on which national banks located in the Commonwealth of Massachusetts are open for commercial banking business other than a Saturday or Sunday.

1.1.22              “Calendar Quarter” means any of the three (3)-month periods beginning on January 1, April 1, July 1 or October 1 of any Calendar Year, except that the first Calendar Quarter of the Term shall commence on the Effective Date and end on March 31, 2016 and the last Calendar Quarter shall end on the last day of the Term.

1.1.23              “Calendar Year” means, (a) for the first Calendar Year, the period commencing on the Effective Date and ending on December 31 of the year during which the Effective Date occurs, (b) for the last Calendar Year, the period commencing on January 1 of the last year of the Term, and ending on the last day of the Term, and (c) each interim period of twelve (12) months commencing on January 1 and ending on December 31.

1.1.24              “Catalent” has the meaning set forth in Section 6.2.1.

1.1.25              “Change in Control” means with respect to a Party, (a) a merger or consolidation in which (i) such Party is a constituent party, or (ii) a subsidiary of such Party is a constituent party, and such entity in clause (i) or (ii) issues shares of its capital stock pursuant to such merger or consolidation, except in the case of either clause (i) or (ii) any such merger or

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

consolidation involving such Party or a subsidiary of such Party in which the shares of capital stock of such entity outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or are exchanged for shares of capital stock which represent, immediately following such merger or consolidation more than fifty percent (50%) by voting power of the capital stock of (A) the surviving or resulting corporation or (B) the parent corporation of such surviving or resulting corporation, in the case that the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation; (b) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by such Party or a subsidiary of such Party of all or substantially all of the assets of such Party or such subsidiary of such Party taken as a whole or to which this Agreement relates (except where such sale, lease, transfer, exclusive license or other disposition is only to a wholly owned subsidiary of such Party or a subsidiary of such Party); or (c) any “person” or “group,” as such terms are defined in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder in a single transaction or series of related transactions, becomes the beneficial owner as defined thereunder, directly or indirectly, whether by purchase or acquisition or agreement to act in concert or otherwise, of fifty percent (50%) or more by voting power of the then-outstanding capital stock or other equity interests of such Party or a subsidiary of such Party, other than pursuant to a bona fide financing.

1.1.26              “China” means the People’s Republic of China, excluding Hong Kong, Macau, and Taiwan.

1.1.27              “Claim” has the meaning set forth in Section 15.1.1.

1.1.28              “Clinical Trial” means any clinical study conducted on human subjects.

1.1.29              “CMO” has the meaning set forth in Section 6.7.

1.1.30              “Code” has the meaning set forth in Section 8.13.

1.1.31              “Collaboration Activities” means any Development, Commercialization, Manufacturing or other activities conducted by or on behalf of either Party or its Affiliates, licensees or Sublicensees under this Agreement including any activities conducted by the Joint Committees or any subcommittee thereof, excluding (a) any activities conducted through the exercise of the licenses in Section 2.2 and (b) any activities permitted under Section 2.6.

1.1.32              “Combination Product” has the meaning set forth in Section 1.1.157.

1.1.33              “Commercialize” or “Commercializing” means to market, Promote, distribute, offer for sale, sell, have sold, import, have imported, export, have exported or otherwise commercialize a compound or product. When used as a noun, “Commercialization” means any and all activities involved in Commercializing.

1.1.34              “Commercially Reasonable Efforts” means, with respect to the efforts to be expended by a Party with respect to any activity, those reasonable, good faith efforts to accomplish such activity as such Party would use to accomplish a similar activity under similar circumstances, taking into account (when relevant with respect to a product) the competitiveness

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

of the marketplace, its proprietary position, the regulatory requirements involved in its Development, Commercialization and Regulatory Approval, the cost of goods and availability of capacity to Manufacture at commercial scale, the profitability (including payment of any royalties or other payments hereunder or to Third Parties), and other relevant factors, including other commercial, technical, legal, safety, medical or scientific factors.

1.1.35              “Companion Diagnostic” means a diagnostic product developed for use with a product (whether developed after or in connection with such product) for predicting or monitoring the suitability of such product for prophylactic or therapeutic use in human patients or defined subpopulations thereof. Potential applications for a Companion Diagnostic with respect to a product include use: (a) as a means to select or monitor the patient population for the conduct of Clinical Trials of such product, (b) to predict predisposition to treatment in clinical use with such product (including to predict the likelihood or degree of therapeutic efficacy), or (c) to predict or monitor therapeutic efficacy or potential safety considerations in clinical use with such product.

1.1.36              “Component” means any intermediate, component or unfinished form, element or ingredient of one or more Licensed Products (including, for clarity, XMT-1519).

1.1.37              “Confidential Information” has the meaning set forth in Section 10.1.

1.1.38              “Conjugation Know-How” means all Know-How that is invented, conceived or developed by or on behalf of either or both Party(ies) in the course of conducting Collaboration Activities which Know-How consists of the binding or coupling of Antibody(ies) to a linker, [***], including the [***].

1.1.39              “Control” means, with respect to any information, Regulatory Documentation or intellectual property right, possession, whether directly or indirectly, by a Party or its Affiliates (including, except as described below, a Future Acquirer) of the ability (whether by sole, joint or other ownership interest, license or otherwise, other than pursuant to the grants set forth in this Agreement) to grant the right to access or use, or to grant a license or a sublicense to, such information or intellectual property right as provided for herein without violating the terms of any agreement or other arrangement with any Third Party. Notwithstanding the foregoing, any information or intellectual property right Controlled by a Future Acquirer shall not be treated as “Controlled” by the applicable acquired Party or its Affiliates for purposes of this Agreement to the extent, but only to the extent, that such intellectual property (a) is Controlled by such Future Acquirer immediately prior to the time such Future Acquirer qualifies as such, other than pursuant to a license or other grant of rights (whether directly or indirectly) by the applicable acquired Party or its Affiliates, or (b) is Controlled by such Future Acquirer subsequent to the time that such Future Acquirer qualifies as such but (i) was not Controlled by the applicable acquired Party or any of its existing Affiliates prior to the time such Future Acquirer qualifies as such and (ii) did not come under the Control of such Future Acquirer due to any license or other grant of rights by the applicable acquired Party or its Affiliates or any reference or access to any Licensee Technology, Mersana Technology or any other Confidential Information of the applicable non-acquired Party or information or intellectual property right Controlled by the applicable acquired Party or any of its Affiliates (other than information or intellectual property Controlled by a Future Acquirer that

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

would be excluded by clause (a) or (b)(i) of this definition).

1.1.40              “Controlling Party” has the meaning set forth in Section 11.4.9.

1.1.41              “Cover” means, with respect to a Patent Right in a country, that the Manufacture or Commercialization of XMT-1522 or the applicable Licensed Product in such country would, but for ownership of or the grant of a license to such Patent Right, infringe a Valid Patent Claim of such Patent Right.

1.1.42              “De Minimis Overage Amount” has the meaning set forth in Section 4.8.1.

1.1.43              “Develop” or “Developing” means to discover, research or otherwise develop a product, including conducting non-clinical and clinical research and development activities, including toxicology, pharmacology and other discovery efforts, test method development and stability testing, process development, formulation development, delivery system development, quality assurance and quality control development, process and manufacturing scale-up and other manufacturing activities related to developing a product, statistical analysis, clinical studies (including pre-approval studies), Companion Diagnostics activities, regulatory affairs, pharmacovigilance, Regulatory Approval, post-approval clinical activities including Phase IV Clinical Trials. When used as a noun, “Development” means any and all activities involved in Developing.

1.1.44              “Developed Regulatory Documentation” has the meaning set forth in Section 2.5.1.

1.1.45              “Development Cost Reconciliation Payment” has the meaning set forth in Section 4.8.2.

1.1.46              “Development Cost Reconciliation Report” has the meaning set forth in Section 4.8.2.

1.1.47              “Development Costs” means the FTE Costs and the direct out-of-pocket costs and expenses incurred by a Party, its Affiliates, licensees or Sublicensees (a) attributable to, or reasonably allocable (in accordance with applicable Accounting Standards) to the Development of Licensed Products consistent with the Global Development Plan or (b) that are otherwise approved by the Joint Development Committee as Development Costs.  In no circumstances shall Development Costs incurred by a Party’s Affiliate, licensee or Sublicensee be double counted, and in no circumstances shall any mark-ups among such Party and its applicable Affiliates, licensees or Sublicensees be included as a Development Cost.

1.1.48              “Development Opt-In Notice” has the meaning set forth in Section 4.7.4.

1.1.49              “Development Opt-In Payment” has the meaning set forth in Section 4.7.4.

1.1.50              “Directed” means, with respect to an Antigen, that an Antibody or an ADC is selected, generated or optimized to preferentially bind to such Antigen.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

1.1.51              “Domain Names” has the meaning set forth in Section 7.6.3(b)(8).

1.1.52              “Drug Master File” shall mean a voluntary submission to the FDA that may be used to provide (a) information regarding one or more Licensed Products, (b) information regarding any Mersana Product Technology or Mersana Other Technology used to create one or more Licensed Products, or (c) information regarding the Manufacturing (including the facilities used therefor) of one or more Licensed Product, or any foreign equivalent submission to a Regulatory Authority (such as an Active Substance Master File in the European Union).

1.1.53              “Effective Date” means the date set forth in the first sentence of this Agreement.

1.1.54              “EMA” means the European Medicines Agency, and any successor agency thereto.

1.1.55              “Equity Financing” has the meaning set forth in Section 8.2.1.

1.1.56              “Equity Financing Purchase Amount” has the meaning set forth in Section 8.2.4.

1.1.57              “European Union” or “EU” means the economic, scientific and political organization of member states of the European Union as it may be constituted from time to time.

1.1.58              “Event of Force Majeure” has the meaning set forth in Article 16.

1.1.59              “Exchange Act” has the meaning set forth in Section 8.2.6.

1.1.60              “Excess Overage Amount” has the meaning set forth in Section 4.8.1.

1.1.61              “Exclusive License” has the meaning set forth in Section 2.1.

1.1.62              “Existing CMO Agreements” has the meaning set forth in Section 6.7.

1.1.63              “Existing CMOs” has the meaning set forth in Section 6.7.

1.1.64              “[***]” has the meaning set forth in Section 20.3.4.

1.1.65              “Exploit” or “Exploiting” means to Develop, Commercialize, Manufacture, have Manufactured, use, have used, register, hold or keep (whether for disposal or otherwise), transport, or otherwise dispose of a compound, product or process. “Exploitation” means the act of Exploiting a compound, product or process.

1.1.66              “Extensions” means, with respect to a Patent Right, patent term extensions, supplementary protection certificates, and any other extensions that are now or become available in the future under Applicable Laws.

1.1.67              “FD&C Act” or “FDCA” means the Federal Food, Drug & Cosmetic Act, as amended, together with any rules, regulations and requirements promulgated thereunder

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

(including all additions, supplements, extensions and modifications thereto).

1.1.68              “FDA” means the United States Food and Drug Administration, and any successor agency thereto.

1.1.69              “Field” means all diagnoses, prevention, control or treatment of any and all human conditions, diseases and disorders.

1.1.70              “Filing Party” has the meaning set forth in Section 5.4.

1.1.71              “First Commercial Sale” means, with respect to any Licensed Product and with respect to any country of the Licensee Territory, the first commercial sale of such Licensed Product by Licensee, its Affiliates or Sublicensees to a Third Party for monetary value following Regulatory Approval and, if required by Applicable Law, Pricing Approval of such Licensed Product and, when Regulatory Approval and Pricing Approval are not required by Applicable Law for such Licensed Product, the first commercial sale in that country, in each case for use or consumption of such Licensed Product in such country by the general public; provided, that sales for clinical study purposes or compassionate, named patient or similar use shall not constitute a First Commercial Sale.

1.1.72              “First Supply Chain” has the meaning set forth in Section 6.1.

1.1.73              “First Supply Chain Supply Agreements” has the meaning set forth in Section 6.4.3.

1.1.74              “Fleximer” means the biodegradable polymer poly(hydroxymethylethylene) hydroxymethyl formal also known as Fleximer®, in any of its forms and sizes and varieties.

1.1.75              “FTE” means one (1) person (or the equivalent of one (1) person) working full time for one (1) twelve (12) month period in a Development, regulatory or other relevant capacity employed or contracted by a Party and assigned to perform specified work, with such commitment of time and effort to constitute one (1) employee performing such work on a full-time basis, which for purposes hereof shall be [***] hours per year.

1.1.76              “FTE Costs” means, for any period, the FTE Rate multiplied by the number of FTEs who perform a specified activity pursuant to this Agreement in accordance with this Agreement.

1.1.77              “FTE Rate” means, as of the Effective Date, [***] dollars [***]; provided, that such rate shall be adjusted [***], with each [***] adjustment effective as [***], based on the percentage increase over the applicable [***] period in the Consumer Price Index (U.S. Bureau of Labor Statistics for all urban consumers, U.S. city average, all items). The FTE Rate shall be deemed inclusive of (a) all expenses incurred per FTE performing the applicable activities hereunder, including salaries, wages, bonuses, benefits, profit sharing, stock option grants, and FICA costs and other similar ex-U.S. costs, meals and entertainment, training, recruiting, relocation, operating supplies, and equipment and other disposable goods to the extent required for the performance of the applicable activities and (b) Overhead associated with such

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

FTE and the performance of its activities hereunder.

1.1.78              “Future Acquirer” means a Third Party to any Change in Control transaction involving either Party and such Third Party or any of such Third Party’s Affiliates other than the applicable acquired Party or any of its Affiliates existing immediately prior to such Change in Control.

1.1.79              “GAAP” means Generally Accepted Accounting Principles in the United States.

1.1.80              “Global Branding Strategy” has the meaning set forth in Section 7.6.1.

1.1.81              “Global Commercialization Plan” means a written set of high level strategies, goals and standards established by the Joint Commercialization Committee (by consensus of both Parties’ representatives) for the Commercialization of Licensed Products in the Field throughout the world, as may be amended, modified or updated in accordance with the terms of this Agreement.

1.1.82              “Global Development Plan” means the written comprehensive plan for the Development of Licensed Products in the Field throughout the world, including at a minimum, Development activities to be conducted pursuant to this Agreement, Development budgets and associated timelines, clinical trial design, activities designed to generate the manufacturing scale-up, and clinical and regulatory information required for filing and obtaining or maintaining Regulatory Approval for such Licensed Products in the Mersana Territory and the Licensee Territory, as such written plan may be amended, modified or updated in accordance with the terms of this Agreement. The Global Development Plan will include a budget for anticipated Shared Post-Phase I Development Costs. The initial Global Development Plan is attached hereto as Schedule 1.1.82.

1.1.83              “Global Manufacturing Plan” has the meaning set forth in Section 6.1.

1.1.84              “Good Clinical Practices” means the then current standards for good clinical practices for pharmaceuticals, as set forth in the FD&C Act and applicable regulations and guidances promulgated thereunder, including the Code of Federal Regulations, and the guidelines of the International Conference on Harmonization and other comparable regulations and guidances of any Regulatory Authority in any country or region outside of the United States, as applicable.

1.1.85              “Good Laboratory Practices” means the then current standards for good laboratory practices for pharmaceuticals, as set forth in the FD&C Act and applicable regulations and guidances promulgated thereunder, including the Code of Federal Regulations, and the guidelines of the International Conference on Harmonization and other comparable regulations and guidances of any Regulatory Authority in any country or region outside of the United States, as applicable.

1.1.86              “Good Manufacturing Practices” means the then current standards for good manufacturing practices for pharmaceuticals, as set forth in the FD&C Act and applicable regulations and guidances promulgated thereunder, including the Code of Federal Regulations,

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

and the guidelines of the International Conference on Harmonization and other comparable regulations and guidances of any Regulatory Authority in any country or region outside of the United States, as applicable.

1.1.87              “Governmental Authority” means any applicable multi-national, federal, state, local, municipal or other government authority of any nature (including any governmental division, prefecture, subdivision, department, agency, bureau, branch, office, commission, council, court or other tribunal).

1.1.88              “Gross Sales” has the meaning set forth in Section 1.1.157.

1.1.89              “Group” has the meaning set forth in Section 13.6.

1.1.90              “HER2” means the [***]

1.1.91              “IFRS” means International Financial Reporting Standards.

1.1.92              “IND” means (a) in the United States, an Investigational New Drug Application, as defined in the FD&C Act, filed with the FDA that is required to be filed with the FDA before conducting a Clinical Trial (including all supplements and amendments that may be filed with respect to the foregoing); and (b) any foreign counterpart of the foregoing.

1.1.93              “IND Clearance Date” means the earlier of (a) receipt of an IND clearance letter from the FDA with respect to any IND for a Licensed Product or (b) provided there is no clinical hold in effect, [***] days after the date of submission of any IND for a Licensed Product.

1.1.94              “Indemnitee” has the meaning set forth in Section 15.2.1.

1.1.95              “Indemnitor” has the meaning set forth in Section 15.2.1.

1.1.96              “Independent Development” has the meaning set forth in Section 4.7.4.

1.1.97              “Indication” means, with respect to a Licensed Product in a country, an indication for which it is being developed or for which Regulatory Approval has been obtained in such country.

1.1.98              “Initiation” means, with respect to a Clinical Trial, the dosing of the first patient with a Licensed Product pursuant to the clinical protocol for the specified Clinical Trial.

1.1.99              “IPO” has the meaning set forth in Section 8.2.3.

1.1.100       “IPO Purchase Amount” has the meaning set forth in Section 8.2.5.

1.1.101       “Joint Commercialization Committee” has the meaning set forth in Section 3.3.2(a).

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

1.1.102       “Joint Committee” means each of the Joint Steering Committee, Joint Development Committee, Joint Commercialization Committee and Joint Manufacturing Committee.

1.1.103       “Joint Development Committee” has the meaning set forth in Section 3.3.

1.1.104       “Joint Know-How” means any Know-How that is invented, conceived, or developed jointly by or on behalf of Mersana or its Affiliate, licensee or Sublicensee, on the one hand, and by or on behalf of Licensee or its Affiliate, licensee or Sublicensee, on the other hand at any time during the Term in the course of conducting its Collaboration Activities. In the event that any Know-How, before giving effect to this sentence, can be categorized as both (a) Joint Know-How, and (b) Mersana Product Know-How, Mersana Other Know-How, Licensee Product Know-How, or Licensee Other Know-How, then such Know-How shall be deemed to be only Joint Know-How, and not the other category of Know-How in clause (b). For clarity, Joint Know-How includes Additional Know-How that is Know-How that is invented, conceived, or developed jointly by or on behalf of Mersana or its Affiliate, licensee or Sublicensee, on the one hand, and by or on behalf of Licensee or its Affiliate, licensee or Sublicensee, on the other hand at any time during the Term in the course of conducting its Collaboration Activities.

1.1.105       “Joint Manufacturing Committee” has the meaning set forth in Section 3.3.

1.1.106       “Joint Patent Committee” has the meaning set forth in Section 11.3.6(a).

1.1.107       “Joint Patent Right” means any Patent Right that claims Joint Know-How. In the event that any Patent Right, before giving effect to this sentence, can be categorized as both (a) a Joint Patent Right, and (b) a Mersana Product Patent Right, Mersana Other Patent Right, Licensee Product Patent Right, or Licensee Other Patent Right, then such Patent Right shall be deemed to be only a Joint Patent Right, and not the other category of Patent Rights in clause (b). For clarity, Joint Patent Rights include Patent Rights that (x) are invented, conceived, or developed jointly by or on behalf of Mersana or its Affiliate, licensee or Sublicensee, on the one hand, and by or on behalf of Licensee or its Affiliate, licensee or Sublicensee, on the other hand at any time during the Term in the course of conducting its Collaboration Activities and (y) constitute Additional Technology.

1.1.108       “Joint Steering Committee” has the meaning set forth in Section 3.2.1.

1.1.109       “Joint Technology” means Joint Know-How and Joint Patent Rights.

1.1.110       “Know-How” means all proprietary technical information, processes, formulae, data, inventions, methods, knowledge, discoveries, inventions, know-how, trade secrets and other information, whether or not patentable, but that is not generally known, including any tangible embodiments of the foregoing.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

1.1.111       “Liabilities” has the meaning set forth in Section 15.1.1.

1.1.112       “Licensed Product” means any [***] that incorporates XMT-1522. With respect to a Licensed Product, (i) [***], (ii) [***] or (iii) [***].

1.1.113       “Licensed Product Trade Dress” has the meaning set forth in Section 7.6.3(b).

1.1.114       “Licensed Product Trademarks” has the meaning set forth in Section 7.6.3(b).

1.1.115       “Licensee” has the meaning set forth in the introduction to this Agreement.

1.1.116       “Licensee Early Development” has the meaning set forth in Section 4.2.

1.1.117       “Licensee Other Know-How” means all Know-How that (a) is Controlled by Licensee or its Affiliates as of the Effective Date or at any time during the Term, and either (b) is actually used by Licensee, in its discretion, in, but is not solely related to, the Development, Manufacture, Commercialization or other Exploitation of, one or more Licensed Products, or (c) (i) is invented, conceived or developed by or on behalf of Licensee, its Affiliates or Sublicensees at any time during the Term in the course of conducting its Collaboration Activities, and (ii) is necessary or useful for, but not solely related to, the Development, Manufacture, Commercialization or other Exploitation of one or more Licensed Products. Licensee Other Know-How shall not include any Know-How Controlled by Licensee under an agreement entered into pursuant to Section 12.3 unless and until Mersana agrees to have such Know-How included in Licensee Other Know-How in accordance with the terms of such Section 12.3.

1.1.118       “Licensee Other Patent Right” means any Patent Right that (a) claims Licensee Other Know-How or (b) is otherwise Controlled by Licensee or its Affiliates (such as, for example, as a result of a license to or acquisition of Patent Rights that does not include any license to or acquisition of Know-How) as of the Effective Date or at any time during the Term, and is actually practiced by Licensee, in its discretion, in, but is not solely related to, the Development, Manufacture, Commercialization or other Exploitation of one or more Licensed Products. Licensee Other Patent Rights shall not include any Patent Rights Controlled by Licensee under an agreement entered into pursuant to Section 12.3 unless and until Mersana agrees to have such Patent Rights included in Licensee Other Patent Rights in accordance with the terms of such Section 12.3.

1.1.119       “Licensee Other Technology” means the Licensee Other Know-How and the Licensee Other Patent Rights.

1.1.120       “Licensee Patent Right” means Licensee Product Patent Rights and Licensee Other Patent Rights.

1.1.121       “Licensee Phase I Clinical Trial” has the meaning set forth in

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Section 4.2.

1.1.122       “Licensee Product Know-How” means all Know-How that (a) is Controlled by Licensee or its Affiliates as of the Effective Date or at any time during the Term, and (b) is solely related to the Development, Manufacture, Commercialization or other Exploitation of one or more Licensed Product (and, for clarity, does not relate to any product that is not a Licensed Product). Licensee Product Know-How shall not include any Know-How Controlled by Licensee under an agreement entered into pursuant to Section 12.3 unless and until Mersana agrees to have such Know-How included in Licensee Product Know-How in accordance with the terms of such Section 12.3.

1.1.123       “Licensee Product Patent Right” means any Patent Right that (a) claims Licensee Product Know-How or (b) (i) is otherwise Controlled by Licensee or its Affiliates (such as, for example, as a result of a license to or acquisition of Patent Rights that does not include any license to or acquisition of Know-How) as of the Effective Date or at any time during the Term, and (ii) is solely related to the Development, Manufacture, Commercialization or other Exploitation of one or more Licensed Products (and, for clarity, does not relate to any product that is not a Licensed Product).

1.1.124       “Licensee Product Technology” means the Licensee Product Know-How and the Licensee Product Patent Rights.

1.1.125       “Licensee Regulatory Documentation” means Regulatory Documentation owned or Controlled by Licensee or any of its Affiliates on or after the Effective Date relating to one or more Licensed Products.

1.1.126       “Licensee Related Party” has the meaning set forth in Section 13.6.

1.1.127       “Licensee Technology” means (a) the Licensee Product Technology, (b) the Licensee Other Technology, and (c) Licensee’s interest in the Joint Technology.

1.1.128       “Licensee Territory” means all countries in the world other than the United States and Canada.

1.1.129       “Licensee Trademark” has the meaning set forth in Section 7.6.3(b)(3).

1.1.130       “Licensee Unauthorized Results” has the meaning set forth in Section 2.8.1.

1.1.131       “Major Market Country” means each of the France, Germany, Italy, Japan, Spain and the United Kingdom.

1.1.132       “Manufacture” or “Manufacturing” means to make, produce, manufacture, process, fill, finish, package, label, perform quality assurance testing, release, ship or store a compound or product or any intermediate or component thereof. When used as a noun,

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

“Manufacture” or “Manufacturing” means any and all activities involved in Manufacturing a compound or product or any intermediate or component thereof.

1.1.133       “Marketing Authorization Application” means an application to the appropriate Regulatory Authority for approval to market or sell one or more Licensed Products (but excluding Pricing Approval) in any particular country or regulatory jurisdiction, including such application filed with the EMA pursuant to the centralized procedure or with the applicable Regulatory Authority of a country in the EU in accordance with the decentralized or mutual recognition procedures or any other national approval procedure, and such application filed with the MHLW.

1.1.134       “Material Safety Issue” means, with respect to one or more Licensed Products, any safety, tolerability or other data, indicating or signaling, as measured by customary safety and efficacy evaluation criteria and methodology, that such Licensed Product(s) are unsafe for medical applications in humans.

1.1.135       “Mersana” has the meaning set forth in the introduction to this Agreement.

1.1.136       “Mersana Early Development” has the meaning set forth in Section 4.1.1.

1.1.137       “Mersana Other Know-How” means all Know-How that (a) is Controlled by Mersana or its Affiliates as of the Effective Date or at any time during the Term, and (b) is necessary or useful for, but not solely related to, the Development, Manufacture, Commercialization or other Exploitation of one or more Licensed Products. Mersana Other Know-How shall not include any Know-How Controlled by Mersana under an agreement entered into pursuant to Section 12.3 unless and until Licensee agrees to have such Know-How included in Mersana Other Know-How in accordance with the terms of such Section 12.3.

1.1.138       “Mersana Other Patent Right” means any Patent Right that (a) claims Mersana Other Know-How or (b) (i) is otherwise Controlled by Mersana or any of its Affiliates (such as, for example, as a result of a license to or acquisition of Patent Rights that does not include any license to or acquisition of Know-How) as of the Effective Date or at any time during the Term, and (ii) is necessary or useful for, but not solely related to, the Development, Manufacture, Commercialization or other Exploitation of one or more Licensed Products. All Mersana Other Patent Rights existing as of the Effective Date are listed in Schedule 1.1.138. Mersana Other Patent Rights shall not include any Patent Right Controlled by Mersana under an agreement entered into pursuant to Section 12.3 unless and until Licensee agrees to have such Patent Right included in Mersana Other Patent Rights in accordance with the terms of such Section 12.3.

1.1.139       “Mersana Other Technology” means Mersana Other Know-How and Mersana Other Patent Rights.

1.1.140       “Mersana Patent Right” means Mersana Product Patent Rights, Mersana Platform Patent Rights, and Mersana Other Patent Rights.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

1.1.141  “Mersana Phase I Clinical Trials” has the meaning set forth in Section 4.1.1.

1.1.142  “Mersana Platform Know-How” means all Know-How that (a) is Controlled by Mersana or its Affiliates as of the Effective Date or at any time during the Term, and (b) relates to or consists of Fleximer, Auristatin F HPA, [***], but excluding (i) any such Know-How that is invented, conceived or developed solely or jointly by or on behalf of Licensee to the extent relating to or consisting of (A) any Antibody Directed to an Antigen, (B) any Additional Know-How or (C) the Exploitation of any of the foregoing ((A) or (B)), (ii) Licensee Product Know-How, (iii) Mersana Product Know-How and (iv) any Additional Know-How that is invented, conceived, or developed jointly by or on behalf of Mersana or its Affiliate, licensee or Sublicensee, on the one hand, and by or on behalf of Licensee or its Affiliate, licensee or Sublicensee, on the other hand at any time during the Term in the course of conducting its Collaboration Activities. In the event that any Know-How, before giving effect to this sentence, can be categorized as both (x) Mersana Platform Know-How, and (y) Mersana Other Know-How or Joint Know-How, then such Know-How shall be deemed to be only Mersana Platform Know-How, and not the other category of Know-How in clause (y) of this sentence.  In the event that any Know-How invented, conceived or developed at any time during the Term in the course of conducting Collaboration Activities, before giving effect to this sentence, can be categorized as both (p) Mersana Platform Know-How (assuming such Know-How was Controlled by Mersana), and (q) Licensee Other Know-How, then such Know-How shall be deemed to be only Mersana Platform Know-How, and not the other category of Know-How in clause (q) of this sentence. Mersana Platform Know-How shall not include any Know-How Controlled by Mersana under an agreement entered into pursuant to Section 12.3 unless and until Licensee agrees to have such Know-How included in Mersana Platform Know-How in accordance with the terms of such Section 12.3.

1.1.143  “Mersana Platform Patent Rights” means any Patent Right that (a) claims Mersana Platform Know-How, or (b) (i) is otherwise Controlled by Mersana or any of its Affiliates (such as, for example, as a result of a license to or acquisition of Patent Rights that does not include any license to or acquisition of Know-How) as of the Effective Date or at any time during the Term, and (ii) claims any Know-How that relates to or consists of Fleximer, Auristatin F HPA, [***], but excluding (i) any such Patent Right that claims any Know-How that is invented, conceived or developed solely or jointly by or on behalf of Licensee to the extent relating to or consisting of (A) any Antibody Directed to an Antigen, (B) any Additional Know-How or (C) the Exploitation of any of the foregoing ((A) or (B)), (ii) Licensee Product Patent Rights, (iii) Mersana Product Patent Rights and (iv) any such Patent Right that is Additional Technology and that is invented, conceived, or developed jointly by or on behalf of Mersana or its Affiliate, licensee or Sublicensee, on the one hand, and by or on behalf of Licensee or its Affiliate, licensee or Sublicensee, on the other hand at any time during the Term in the course of conducting its Collaboration Activities. All Mersana Platform Patent Rights existing as of the Effective Date are listed in Schedule 1.1.143. In the event that any Patent Rights, before giving effect to this sentence, can be categorized as both (a) a Mersana Platform Patent Right, and (b) Mersana Other Patent Right or Joint Patent Right, then such Patent Right shall be deemed to be only a Mersana Platform Patent Right, and not the other category of Patent Rights in clause (b) of this sentence. In the event that any Patent Rights invented, conceived or developed at any time during the Term in the course of conducting Collaboration Activities, before giving effect to this

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

sentence, can be categorized as both (x) a Mersana Platform Patent Right, and (y) a Licensee Other Patent Right, then such Patent Right shall be deemed to be only a Mersana Platform Patent Right, and not the other category of Patent Rights in clause (y) of this sentence.  Mersana Platform Patent Rights shall not include any Patent Right Controlled by Mersana under an agreement entered into pursuant to Section 12.3 unless and until Licensee agrees to have such Patent Right included in Mersana Platform Patent Rights in accordance with the terms of such Section 12.3.

1.1.144  “Mersana Platform Technology” means Mersana Platform Know-How and Mersana Platform Patent Rights.

1.1.145  “Mersana Product Know-How” means all Know-How that (a) is Controlled by Mersana or its Affiliates as of the Effective Date or at any time during the Term, and (b) is solely related to the Development, Manufacture, Commercialization or other Exploitation of one or more Licensed Products  (and, for clarity, does not relate to any product that is not a Licensed Product). Mersana Product Know-How shall not include any Know-How Controlled by Mersana under an agreement entered into pursuant to Section 12.3 unless and until Licensee agrees to have such Know-How included in Mersana Product Know-How in accordance with the terms of such Section 12.3.

1.1.146  “Mersana Product Patent Right” means any Patent Right that (a) claims Mersana Product Know-How or (b) (i) is otherwise Controlled by Mersana or any of its Affiliates (such as, for example, as a result of a license to or acquisition of Patent Rights that does not include any license to or acquisition of Know-How) as of the Effective Date or at any time during the Term, and (ii) is solely related to the Development, Manufacture, Commercialization or other Exploitation of one or more Licensed Products  (and, for clarity, does not relate to any product that is not a Licensed Product). All Mersana Product Patent Rights existing as of the Effective Date are listed in Schedule 1.1.146. Mersana Product Patent Rights shall not include any Patent Right Controlled by Mersana under an agreement entered into pursuant to Section 12.3 unless and until Licensee agrees to have such Patent Right included in Mersana Product Patent Rights in accordance with the terms of such Section 12.3.

1.1.147  “Mersana Product Technology” means Mersana Product Know-How and Mersana Product Patent Rights.

1.1.148  “Mersana Prosecution Patent Rights” has the meaning set forth in Section 13.2(c).

1.1.149  “Mersana Regulatory Documentation” means Regulatory Documentation owned or Controlled by Mersana or any of its Affiliates on or after the Effective Date relating to a Licensed Product.

1.1.150  “Mersana Supply Agreement” has the meaning set forth in Section 6.3.

1.1.151  “Mersana Technology” means (a) the Mersana Product Technology, (b) the Mersana Platform Technology, (c) the Mersana Other Technology, and (d) Mersana’s interest in the Joint Technology.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

1.1.152  “Mersana Territory” means the United States and Canada.

1.1.153  “Mersana Trademarks” has the meaning set forth in Section 7.6.3(b)(2).

1.1.154  “Mersana Unauthorized Results” has the meaning set forth in Section 2.8.2.

1.1.155  “MHLW” means the Ministry of Health, Labour and Welfare in Japan, or any successor entity thereto.

1.1.156  “Mutual Secondary Supply Agreements” has the meaning set forth in Section 6.5.3.

1.1.157  “Net Sales” means the aggregate gross invoiced amounts for all Licensed Products sold by or for Licensee, its Affiliates or Sublicensees (Licensee or such other selling person or entity, the “Selling Person”) (“Gross Sales”) to Third Parties (and not any Affiliate or Sublicensee of Licensee), in each case, after deduction (if not already deducted in the amount invoiced) of the following items paid by the Selling Person, provided and to the extent that such items are incurred or allowed and do not exceed reasonable and customary amounts in the market in which such sales occurred:

(a)           any trade, quantity or cash discounts, allowances, rebates or payments actually taken and allowed, including promotional or similar discounts or rebates and discounts, rebates or payments (including compulsory payments) to governmental (national, state or local), group purchasing organizations, or managed care organizations;

(b)           discounts provided in connection with coupon, voucher or similar patient programs;

(c)           any credits or allowances given or made with respect to Licensed Products by reason of rejection, defects, recalls, returns, rebates, retroactive price reductions or uncollectable amounts;

(d)           any tax, tariff, duty or government charge (including any sales, value added, excise or similar tax or government charge, but excluding any income tax) levied on the sale, transportation or delivery of Licensed Products and borne by the Selling Person without reimbursement from any Third Party, including that portion of the annual fee on prescription drug manufacturers imposed by the Patient Protection and Affordable Care Act, Pub. L. No. 111-148 (as amended) and similar contributions in all countries including that certain tax with respect to pharmaceutical or biotechnology companies in France (known as the remise conventionelle) and including any contribution for “Drug Induced Suffering” and “Contribution for Measure for Drug Safety” payable to the Pharmaceuticals and Medical Devices Agency in Japan and equivalent taxes, fees or contributions in all other countries in the Licensee Territory, that the Selling Person allocates to sales of Licensed Products in accordance with its standard policies and procedures consistently applied across its products, as applicable;

(e)           any sales, credits or allowances given or made with respect to

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Licensed Products for wastage replacement, indigent patient, Clinical Trial and any unpaid compassionate or named patient, charitable or humanitarian programs; and

(f)            any charges for freight, packaging for shipment, postage or transportation, or for insurance, in each case to the extent borne by the Selling Person.

In the event a Licensed Product is sold as part of a Combination Product (as defined below) in a country, the Net Sales of such Licensed Product, for the purposes of determining payments based on Net Sales in such country, shall be negotiated by the Parties in good faith, which negotiations shall commence promptly following filing by or on behalf of Licensee with a Regulatory Authority for Regulatory Approval with respect to such Combination Product (provided that any failure to reach agreement with respect thereto shall not require Licensee to delay the First Commercial Sale of such Combination Product), taking into account the relative price of each component when sold separately and in a manner consistent with industry standards. As used above, the term “Combination Product” means any pharmaceutical product that consists of XMT-1522 and other active compounds or active ingredients sold as a single formulation or any combination of a Licensed Product sold together with another pharmaceutical product for a single invoiced price, and the phrases “sold as part of a Combination Product,” and “sold separately” refer to sales by the Selling Person in the applicable country.

All of the foregoing deductions from the gross invoiced sales prices of Licensed Products shall be determined in accordance with applicable Accounting Standards. In the event that the Selling Person makes any adjustments to such deductions after the associated Net Sales have been reported pursuant to this Agreement, the adjustments shall be reported and reconciled in the next report and payment of any royalties due or credit issued, as applicable.

1.1.158  “Non-Filing Party” has the meaning set forth in Section 5.4.

1.1.159  “Non-Paying Party” has the meaning set forth in Section 4.7.4.

1.1.160  “Notice of Dispute” has the meaning set forth in Section 20.3.1.

1.1.161  “Notice Period” has the meaning set forth in Section 14.4.

1.1.162  “Overhead” means an amount covering the applicable Party’s internal overhead costs, including equipment maintenance costs, utilities, insurance premiums, general, administrative, supervisory and facilities expenses, including allocated personnel, building operating costs and depreciation and repairs and maintenance, excluding any idle capacity charges.

1.1.163  “Party” and “Parties” are defined in the introduction to this Agreement.

1.1.164  “Patent Prosecution Activities” means (a) the preparation, filing, prosecution and maintenance of and (b) activities in connection with any interference, re-issuance, re-examination, opposition and other post-grant proceedings handled by a national patent office, or its respective decision-making bodies, related to a Patent Right.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

1.1.165  “Patent Right” means any and all national, regional and international (a) issued patents and pending patent applications (including provisional patent applications), (b) patent applications filed either from the foregoing or from an application claiming priority to the foregoing, including all provisional applications, converted provisionals, substitutions, continuations, continuations-in-part, divisions, renewals and continued prosecution applications, and all patents granted thereon, (c) patents-of-addition, revalidations, reissues, reexaminations and extensions or restorations (including any supplementary protection certificates and the like) by existing or future extension or restoration mechanisms, including patent term adjustments, patent term extensions, supplementary protection certificates or the equivalent thereof, (d) inventor’s certificates, utility models, petty patents, innovation patents and design patents, (e) other forms of government-issued rights comparable in scope to any of the foregoing, including so-called pipeline protection or any importation, revalidation, confirmation or introduction patent or registration patent or patent of additions to any of such foregoing and (f) United States and foreign counterparts of any of the foregoing.

1.1.166  “Paying Party” has the meaning set forth in Section 4.7.4.

1.1.167  “Payload” means a compound that is therapeutically or biologically active [***].

1.1.168  “Permitted Licensee Holdings” has the meaning set forth in Section 13.6.1(a).

1.1.169  “Permitted Sublicense” has the meaning set forth in Section 2.2.2.

1.1.170  “Pharmacovigilance Agreement” has the meaning set forth in Section 5.6.

1.1.171  “Phase I Clinical Trial” means a Clinical Trial of one or more Licensed Products conducted by or on behalf of a Party, its Affiliates, licensees or Sublicensees on a sufficient number of subjects for, and that generally provides for the first introduction into humans of such Licensed Product(s) with, the primary purpose of determining safety, metabolism and pharmacokinetic properties and clinical pharmacology of such product, in a manner that is generally consistent with 21 C.F.R. § 312.21(a), as amended (or its successor regulation), excluding, for clarity any investigator-initiated Clinical Trials.

1.1.172  “Phase II Clinical Trial” means a Clinical Trial of one or more  Licensed Products conducted by or on behalf of a Party, its Affiliates, licensees or Sublicensees on a sufficient number of subjects for making (and the principal purpose of which is to make) a preliminary determination as to whether a pharmaceutical product is safe for its intended use and obtaining (and to obtain) sufficient information about such product’s efficacy, in a manner that is generally consistent with 21 C.F.R. § 312.21(b), as amended (or its successor regulation), or a similar clinical study prescribed by the Regulatory Authorities in a country outside the United States, to permit the design of further clinical trials of such Licensed Product(s), excluding, for clarity any investigator-initiated Clinical Trials.

1.1.173  “Phase III Clinical Trial” means a pivotal, randomized and controlled Clinical Trial of one or more Licensed Products with a defined dose or a set of defined

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doses of such Licensed Product(s) and conducted by or on behalf of a Party, its Affiliates, licensees or Sublicensees on a sufficient number of subjects for ascertaining (and that is designed to ascertain) the efficacy and safety of the intended use of such Licensed Product(s) and determining (and to determine) warnings, precautions, and adverse reactions that are associated with such Licensed Product(s) in the dosage range to be prescribed, in a manner that is generally consistent with 21 C.F.R. § 312.21(c), as amended (or its successor regulation), or a similar clinical study prescribed by the Regulatory Authorities in a country outside the United States, which trial is necessary to support Regulatory Approval of such Licensed Product(s), excluding, for clarity any investigator-initiated Clinical Trials.

1.1.174  “Phase IV Clinical Trial” means (a) a Clinical Trial of one or more Licensed Products conducted following commencement of a Phase III Clinical Trial for such Licensed Product(s) that is not required for receipt of Regulatory Approval (whether such Clinical Trial is conducted prior to or after receipt of such Regulatory Approval), but that may be useful in support of the post-Regulatory Approval Exploitation of such Licensed Product(s); or (b) a Clinical Trial of one or more Licensed Products conducted after Regulatory Approval of such Licensed Product(s) have been obtained from an appropriate Regulatory Authority due to a request or requirement of such Regulatory Authority.  Phase IV Clinical Trials may include epidemiological studies, modeling and pharmacoeconomic studies, post-marketing surveillance and clinical or other research studies, excluding, for clarity any investigator-initiated Clinical Trials.

1.1.175  “PHSA” means the United States Public Health Service Act, as may be amended, or any subsequent or superseding law, statute or regulation.

1.1.176  “Platform Agreement” means that certain Research Collaboration and Commercial License Agreement between Mersana and Licensee dated as of March 31, 2014, as amended.

1.1.177  “Post-Phase I Development Costs” means (a) the Development Costs incurred by a Party, its Affiliates, licensees or Sublicensees under the Global Development Plan (but excluding any Development Costs incurred in conducting Licensee Early Development or Mersana Early Development) and (b) any other costs that are designated as Post-Phase I Development Costs herein.

1.1.178  “Pricing Approval” means the later of (a) the approval, agreement, determination or governmental decision establishing the price for one or more Licensed Products that can be legally charged to consumers, as required in a given jurisdiction or country in connection with Commercialization of such Licensed Product(s) in such jurisdiction or country and (b) the approval, agreement, determination or governmental decision establishing, the level of reimbursement for one or more Licensed Products that will be reimbursed by Governmental Authorities, as required or desirable in a given jurisdiction or country in connection with Commercialization of such Licensed Product(s) in such jurisdiction or country.

1.1.179  “Promotion” means those activities, including, without limitation, congresses, opinion leader management, physicians meeting, professional education, detailing, advertising and distributing samples of a product normally undertaken by a pharmaceutical

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company’s sales force to implement marketing plans and strategies aimed at encouraging the appropriate use of a particular product. When used as a verb, “Promote” shall mean to engage in Promotion.

1.1.180  “Proposed [***] Agreement” has the meaning set forth in Section 2.6.2.

1.1.181  “Proposed Independent Development” has the meaning set forth in Section 4.7.2.

1.1.182  “Proposed Joint Development” has the meaning set forth in Section 4.7.3.

1.1.183  “Publication” has the meaning set forth in Section 10.5.

1.1.184  “Quality Agreement” means has the meaning set forth in Section 6.9.

1.1.185  “Regulatory Approval” means final regulatory approval (excluding Pricing Approval) required to sell one or more Licensed Products for a disease or condition in accordance with the Applicable Laws of a given country. In the United States, its territories and possessions, Regulatory Approval means approval of a New Drug Application, Biologics License Application or an equivalent by the FDA. In Japan, Regulatory Approval means marketing approval (seizo hanbai shonin) by the MHLW.  In the European Union, Regulatory Approval means marketing authorization from the EMA.

1.1.186  “Regulatory Authority” means, with respect to a country in the world, any national (e.g., the FDA or the MHLW), supra-national (e.g., the European Commission, the Council of the European Union, or the EMA), regional, state or local regulatory agency, department, bureau, commission, council or other Governmental Authority involved in the granting of a Regulatory Approval or a Pricing Approval, for biopharmaceutical products in such country.

1.1.187  “Regulatory Documentation” means: all (a) applications (including all INDs), registrations, licenses, authorizations and approvals (including all Regulatory Approvals) other than Pricing Approvals; (b) material correspondence and reports submitted to or received from Regulatory Authorities (including minutes and official contact reports relating to any communications with any Regulatory Authority) and all supporting documents with respect thereto, including all adverse event files and complaint files other than Pricing Approvals; (c) clinical and other data contained, referenced or otherwise relied upon in any of the foregoing; and (d) for clarity, any Drug Master File.

1.1.188  “Regulatory Exclusivity” means, with respect to a Licensed Product in a country, any exclusive marketing right, data exclusivity right, orphan drug designation or other country-wide exclusive right or status conferred by any Governmental Authority with respect to such Licensed Product in such country, other than a Patent Right, that limits or prohibits a person or entity from (i) relying on safety or efficacy data generated by or for a Party with respect to such Licensed Product in an application for Regulatory Approval of a

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Biosimilar/Generic Product or (ii) Commercializing such Licensed Product or a product with the same active ingredient as such Licensed Product.

1.1.189  “Requesting Party” has the meaning set forth in Section 4.7.3.

1.1.190  “Right of Reference or Use” means the right to cross reference, incorporate by reference or rely upon any Regulatory Documentation solely for the purpose of obtaining or maintaining Regulatory Approval, Pricing Approval or an IND for a Licensed Product, including a “Right of Reference or Use” as that term is defined in 21 C.F.R. §314.3(b) in the United States, and any equivalents thereof outside the United States.

1.1.191  “Royalty Report” has the meaning set forth in Section 9.1.1.

1.1.192  “Royalty Term” means, on a country-by-country basis (i.e., the country of sale) and on a Licensed Product-by-Licensed Product basis, the period commencing upon the First Commercial Sale of such Licensed Product in such country and ending upon the later to occur of ((a), (b) and (c)): (a) the date of expiration of the last Valid Patent Claim of a Mersana Patent Right or Joint Patent Right that Covers such Licensed Product in such country; (b) the date of expiration of Regulatory Exclusivity for such Licensed Product in such country, and (c) in the case of the first Licensed Product sold in such country only, fifteen (15) years after the First Commercial Sale of such Licensed Product in such country.

1.1.193  “Second Supply Chain” has the meaning set forth in Section 6.1.

1.1.194  “Securities Act” has the meaning set forth in Section 8.2.3.

1.1.195  “Selling Person” has the meaning set forth in Section 1.1.157.

1.1.196  “Shared Post-Phase I Development Costs” has the meaning set forth in Section 4.6.5.

1.1.197  “Standstill Period” has the meaning set forth in Section 13.6.

1.1.198  “Standstill Termination Event” has the meaning set forth in Section 13.6.

1.1.199  “Sublicensee” means, with respect to Licensee, any person or entity that is granted a sublicense under the Mersana Technology by Licensee or its Affiliate in accordance with the terms of this Agreement, including Sections 2.2 and 2.4, and, with respect to Mersana, any person or entity that is granted a sublicense under the Licensee Technology by Mersana or its Affiliates in accordance with the terms of this Agreement, including Sections 2.2 and 2.4.

1.1.200  “Supply Cost” means the actual fully-burdened cost to, and out-of-pocket expenses incurred by, Mersana or Licensee, as applicable, or its Affiliates, licensees or Sublicensees for the supply of a Licensed Product, calculated using a methodology consistent with applicable Accounting Standards; provided that under no circumstances shall capital costs or any depreciation of capital constitute part of the Supply Cost.  In no circumstances shall

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Supply Costs incurred by a Party’s Affiliate, licensee or Sublicensee be double counted, and in no circumstances shall any mark-up among such Party and its applicable Affiliates, licensees or Sublicensees be included as a Supply Cost.

1.1.201  “Technical Transfer Plan” has the meaning set forth in Section 6.5.1.

1.1.202  “Term” has the meaning set forth in Section 14.1.

1.1.203  “Terminated Territory” means each country with respect to which this Agreement is terminated by a Party pursuant to Section 14.4 or, if this Agreement is terminated in its entirety, the world.

1.1.204  “Third Party” means any person or entity other than Licensee, Mersana and their respective Affiliates.

1.1.205  “Third Party Action” has the meaning set forth in Section 12.1.1.

1.1.206  “Third Party IP Rights” means Patent Rights and Know-How controlled by a Third Party.

1.1.207  “Third Party Payments” means any amounts paid by a Party or any of its Affiliates to a Third Party (including [***]) in consideration for a license of Third Party IP Rights from any Third Party to Manufacture or Commercialize one or more Licensed Products.

1.1.208  “Triggering Transaction” has the meaning set forth in Section 13.6.9.

1.1.209  “Valid Patent Claim” means with respect to a Patent Right in a country any claim of an (a) issued Patent Right that has not (i) expired, irretrievably lapsed or been abandoned, revoked, dedicated to the public or disclaimed or (ii) been found to be unpatentable, invalid or unenforceable by an unreversed and unappealable decision of a Governmental Authority in such country; or (b) application for a Patent Right that (i) has been pending for less than [***] years and is being prosecuted in good faith and has not been abandoned or finally disallowed without the possibility of appeal or re-filing and (ii) has not been admitted to be invalid or unenforceable through reissue, reexamination, or disclaimer, and which is not subject to an interference claim. In the event that a Patent Right issues from an application for a Patent Right described in clause (b) of this definition, the claims of such issued Patent Right will be deemed to be Valid Patent Claims from and after the date of issuance so long as it satisfies the requirements of clause (a) of this definition.

1.1.210  “XMT-1519” means the HER2 Antibody that has the amino acid sequence that is set forth in Schedule 1.1.210.

1.1.211  “XMT-1519 Technical Transfer Plan” has the meaning set forth in Section 6.4.2.

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1.1.212  “XMT-1522” means an ADC comprising (a) Fleximer, (b) Auristatin F HPA, (c) a polyethylene glycol maleimide bioconjugation linker, and (d) XMT-1519.  The chemical structure of XMT-1522 is set forth in Schedule 1.1.212.

1.2          Certain Rules of Interpretation in this Agreement and the Schedules.

1.2.1       Unless otherwise specified, all references to monetary amounts are to United States of America currency (U.S. Dollars);

1.2.2       The preamble to this Agreement and the descriptive headings of Articles and Sections are inserted solely for convenience of reference and are not intended as complete or accurate descriptions of the content of this Agreement or of such Articles or Sections;

1.2.3       Except where the context otherwise requires, wherever used, the singular shall include the plural, the plural the singular, the use of any gender shall be applicable to all genders and the word “or” is used in the inclusive sense (and/or);

1.2.4       The words “include” and “including” have the inclusive meaning frequently identified with the phrases “without limitation” and “but not limited to”;

1.2.5       The words “will” and “shall” have the same meaning;

1.2.6       Whenever this Agreement refers to a number of days, unless otherwise specified, such number refers to calendar days. Unless otherwise specified, deadlines within which any payment is to be made or act is to be done within or following specified time period after a date shall be calculated by excluding the day, month or year of such date, as applicable, and including the day, month or year of the date on which the period ends;

1.2.7       Whenever any payment is to be made or action to be taken under this Agreement is required to be made or taken on a day other than a Business Day, such payment shall be made or action taken on the next Business Day following such day to make such payment or do such act;

1.2.8       Unless otherwise specified, references in this Agreement to any Article, Section or Schedule shall mean references to such Article, Sections or Schedule of this Agreement; and

1.2.9       Activities by one Party hereunder are not considered conducted “by or on behalf of” the other Party.

ARTICLE 2 - LICENSES

2.1          Exclusive License Grant to Licensee. Subject to the terms and conditions of this Agreement, and commencing as of the Effective Date, Mersana shall, and does hereby, grant to Licensee, during the Term and thereafter in the case of expiration of this Agreement, and in accordance with the terms of this Agreement, (a) a co-exclusive (with Mersana and its Affiliates and its licensees of Licensed Products for the Mersana Territory), irrevocable (unless and until terminated pursuant to this Agreement), non-transferrable (except as set forth in Article 17),

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royalty-bearing right and license to and under the Mersana Technology, with the right to sublicense (through multiple tiers) as permitted in Section 2.4, to Develop and Manufacture (subject to Article 6) Licensed Products in the Field worldwide, and (b) subject to Mersana’s retained rights to Develop and Manufacture Licensed Products in the Licensee Territory, an exclusive (even as to Mersana and its Affiliates and such licensees, except to the extent required for Mersana to perform its obligations under this Agreement), irrevocable (unless and until terminated pursuant to this Agreement), non-transferrable (except as set forth in Article 17), royalty-bearing right and license to and under the Mersana Technology, with the right to sublicense (through multiple tiers) as permitted in Section 2.4, to Commercialize and otherwise Exploit Licensed Products in the Field in the Licensee Territory (collectively, the “Exclusive License”).

2.2          Unblocking License Grants.

2.2.1       Subject to the provisions of this Agreement, Licensee hereby grants to Mersana a worldwide, non-exclusive, non-transferable (except as set forth in Article 17), royalty-free, fully-paid and perpetual right and license for uses other than the Exploitation of one or more Licensed Products, with the right to sublicense (through multiple tiers) in accordance with Section 2.2.2, under the (a) Licensee Product Technology, (b) Licensee Other Technology and (c) Additional Technology to the extent Controlled by Licensee, in each case ((a)-(c)), that is invented, conceived or developed by or on behalf of Licensee, its Affiliates, or Sublicensees during the Term in the course of conducting Collaboration Activities that, in each case, claim, relate to or consist of, or are otherwise necessary or useful for the Exploitation of, Fleximer, a Payload coupled to Fleximer or the conjugation of a pharmaceutical compound to an Antibody using Fleximer for the Exploitation of Fleximer or any ADC containing Fleximer.

2.2.2       Mersana shall have the right to grant sublicenses through multiple tiers of its license granted pursuant to Sections 2.2.1 to any Affiliate or Third Party, if such sublicense is a Permitted Sublicense or consented in writing by Licensee. A “Permitted Sublicense” is one that is granted in connection with (a) the rights to a product under clinical development or being commercialized by Mersana or its Affiliate or (b) a grant of other bona fide intellectual property rights, which sublicense is limited to uses in connection with such product or such grant of other intellectual property rights, and excludes any grant of a sublicense that is made with knowledge of Mersana or its Affiliate that the intended use of such sublicense is the development or commercialization of a biosimilar or generic version of any of Licensee’s proprietary product(s). If Mersana grants a sublicense under this Section 2.2.2, it shall provide written notice to Licensee.

2.2.3       Subject to the provisions of this Agreement, Mersana hereby grants to Licensee a worldwide, non-exclusive, non-transferable (except as set forth in Article 17), royalty-free, fully-paid and perpetual right and license for uses other than the Exploitation of one or more Licensed Products, with the right to sublicense (through multiple tiers), under the Mersana Platform Technology that is invented, conceived or developed by or on behalf of Licensee, its Affiliates, or Sublicensees during the Term in the course of conducting Collaboration Activities, and that is assigned by Licensee, its Affiliates or Sublicensees to Mersana under Section 11.2.2 or is licensed by Licensee to Mersana under Section 2.2.4, for use in the Exploitation of ADCs [***]. For clarity, the foregoing shall not limit Licensee’s rights

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under the Platform Agreement, and Licensee shall retain the right to use such Mersana Platform Technology in connection with ADCs [***] and are created under Platform Agreement.

2.2.4       Subject to the provisions of this Agreement, Licensee hereby grants to Mersana a worldwide, exclusive, non-transferable (except as set forth in Article 17), royalty-free, fully-paid and perpetual right and license, with the right to sublicense (through multiple tiers), for any and all uses under Licensee’s rights to all Patent Rights and Know-How that (i) if invented, conceived, or developed by Licensee (for clarity, during the Term in the course of conducting its Collaboration Activities), would be assigned to Mersana as Mersana Platform Technology under this Agreement, (ii) is invented, conceived, or developed by or on behalf of any Sublicensee of Licensee during the Term in the course of conducting Collaboration Activities, whether alone or with Licensee or a Third Party and (iii) is not assigned to Mersana under Section 11.2.2.

2.3          License to Mersana. Subject to the terms and conditions of this Agreement, and commencing as of the Effective Date, Licensee shall, and does hereby grant to Mersana, during the Term and thereafter, and in accordance with terms of this Agreement, (a) an co-exclusive (with Licensee and its Affiliates and its Sublicensees of Licensed Products for the Licensee Territory), perpetual, irrevocable, non-transferrable (except as set forth in Article 17), royalty-free, fully paid (except as set forth in Section 12.3) right and license to and under the Licensee Technology, with the right to sublicense (through multiple tiers) as permitted in Section 2.4, to Develop and Manufacture (subject to Article 6) Licensed Products in the Field worldwide, and (b) subject to Licensee’s retained rights to Develop and Manufacture Licensed Products in the Mersana Territory, an exclusive (even as to Licensee and its Affiliates and such Sublicensees, except to the extent required for Licensee to perform its obligations under this Agreement), perpetual, irrevocable, non-transferrable (except as set forth in Article 17), royalty-bearing right and license to and under the Licensee Technology, with the right to sublicense (through multiple tiers) as permitted in Section 2.4, to Commercialize and otherwise Exploit Licensed Products in the Field in the Mersana Territory.

2.4          (Sub)licenses.

2.4.1       Licensee shall have the right to grant sublicenses of the Exclusive License through multiple tiers to any Affiliate or any Third Party. For clarity, Licensee shall not have the right to sublicense the Mersana Technology under the Exclusive License outside the scope of the Exclusive License granted herein. As a condition to granting any sublicense hereunder, Licensee shall use Commercially Reasonable Efforts to require each Sublicensee to transfer or convey back to Licensee, with the right to grant licenses through multiple tiers, all Patent Rights and Know-How that (i)(A) if Controlled by Licensee, would be Licensee Technology or (B) if invented, conceived, or developed by Licensee, would be assigned to Mersana as Mersana Platform Technology under this Agreement, and (ii) is invented, conceived, or developed by or on behalf of any such Sublicensee, whether alone or with Licensee or a Third Party under such sublicense; provided, however, if Licensee is unable after the use of Commercially Reasonable Efforts to require such Sublicensee to transfer or convey back such Patent Rights or Know-How, Licensee shall require such Sublicensee to license, with the right to grant sublicenses through multiple tiers, any such Patent Rights or Know-How that are related to the Manufacturing of Licensed Products or Components to Licensee with a scope at least as broad as the scope of the

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license grants in Sections 2.2.1 and 2.3 in the case of the Patent Rights and Know-How described in subclause (A) above and Section 2.2.4 in the case of Patent Rights and Know-How described in subclause (B) above (on an exclusive or non-exclusive basis) and shall use Commercially Reasonable Efforts to obtain an exclusive grant of rights in such license. As a condition to granting any sublicense hereunder, Licensee shall require each Sublicensee to be bound to Sections 2.4, 2.8, 4.3, 4.7, 5.1, 5.2, 5.3, 7.6.3(a), 7.6.3(b)(8), 11.2, 13.5, 14.6.2(c), 14.6.2(d) and 14.6.2(i) and Article 10 of this Agreement. Licensee shall remain obligated for all of its obligations under this Agreement, to the extent not satisfied by or on behalf of Licensee or any Sublicensee, and, as between the Parties, will remain liable for all acts or omissions of its Sublicensees under the Exclusive License. Licensee shall notify Mersana within a reasonable period after granting any sublicense under this Agreement to a Licensed Product to a Third Party other than a service provider. Licensee shall use Commercially Reasonable Efforts to obtain Control of any Regulatory Documentation generated by or owned by any such Sublicensee that if Controlled by Licensee would be Developed Regulatory Documentation to the extent necessary for Licensee to grant to Mersana rights under such Regulatory Documentation as set forth in Section 2.5.

2.4.2       Licensee shall make all payments due to Mersana pursuant to this Agreement by reason of achievement of any fees, milestones and royalties set forth herein by any of its Sublicensees.

2.4.3       Mersana shall have the right to grant sublicenses through multiple tiers of the license granted to Mersana pursuant to Section 2.3 to any Affiliate or any Third Party. For clarity, Mersana shall not have the right to sublicense the Licensee Technology licensed pursuant to Section 2.3 outside the scope of the license granted therein. As a condition to granting any sublicense hereunder or any license with regard to a Licensed Product in the Mersana Territory, Mersana shall use Commercially Reasonable Efforts to require each Sublicensee or each licensee under such a license to transfer or convey back to Mersana, with the right to grant licenses through multiple tiers, all Patent Rights and Know-How that, (i) if Controlled by Mersana, would be Mersana Technology, and (ii) is invented, conceived, or developed by or on behalf of any such Sublicensee or licensee, whether alone or with Mersana or a Third Party under such sublicense or license; provided, however, if Mersana is unable after the use of Commercially Reasonable Efforts to require such Sublicensee or licensee to transfer or convey back such Patent Rights or Know-How, Mersana shall require such Sublicensee to license, with the right to grant sublicenses through multiple tiers, any such Patent Rights or Know-How that are related to the Manufacturing of Licensed Products or Components to Mersana with a scope at least as broad as the scope of the license grant in Section 2.1 (on an exclusive or non-exclusive basis) and shall use Commercially Reasonable Efforts to obtain an exclusive grant of rights in such license. As a condition to granting any sublicense hereunder or any license with regard to a Licensed Product in the Mersana Territory, Mersana shall require each Sublicensee or each licensee under such a license to be bound to Sections 2.4, 2.8 (only in the case of Sublicensee and not a licensee), 4.3, 4.7, 5.1, 5.2, 5.3, 7.6.3(a), 7.6.3(b)(8), 11.2 and 13.5 and Article 10 of this Agreement. Mersana shall remain obligated for all of its obligations under this Agreement, to the extent not satisfied by or on behalf of Mersana or any Sublicensee or licensee, and, as between the Parties, will remain liable for all acts or omissions of its Sublicensees under Section 2.3. Mersana shall notify Licensee within a reasonable period after granting any sublicense under this Agreement to a Licensed Product or any license with regard to a Licensed Product in the Mersana Territory to a

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Third Party other than a service provider. Mersana shall use Commercially Reasonable Efforts to obtain Control of any Regulatory Documentation generated by or owned by any such Sublicensee or licensee that if Controlled by Mersana would be Developed Regulatory Documentation to the extent necessary for Mersana to grant to Licensee rights under such Regulatory Documentation as set forth in Section 2.5.

2.5          Right of Reference and Use.

2.5.1       Without limiting any other disclosure obligations under this Agreement, each Party shall, upon request, disclose to the other Party all pre-clinical, non-clinical, clinical data (including clinical and other applicable reports and, upon request, raw data) and Regulatory Documentation Controlled by a Party or its Affiliates and generated from or arising out of its Development activities that are included within the Collaboration Activities (the “Developed Regulatory Documentation”). Notwithstanding the foregoing, any data that is or is of the type that would be included in any Drug Master File (e.g., chemistry, manufacturing and controls data) shall be required to be disclosed only (a) to the extent reasonably necessary for the receiving Party to support or maintain an IND anywhere in the world to Develop the Licensed Products as contemplated hereunder or application for Regulatory Approval or Pricing Approval in its territory or (b) pursuant to a separate provision under this Agreement or any supply or quality agreement agreed between the Parties or their respective Affiliates. For clarity, such Developed Regulatory Documentation shall be Confidential Information of the applicable disclosing Party, and may be used by the receiving Party only as expressly licensed under this Agreement. For clarity, Mersana shall not reference or otherwise use clinical data or Licensee Regulatory Documentation generated in connection with any Independent Development of Licensee unless and until Mersana [***], and Licensee shall not reference or otherwise use clinical data or Mersana Regulatory Documentation generated in connection with any Independent Development of Mersana unless and until Licensee [***].

2.5.2       Subject to Section 2.5.4, each Party shall have the right to use Developed Regulatory Documentation in order to Develop Licensed Products, obtain or maintain Regulatory Approval for and Commercialize Licensed Products in the Field to the extent licensed under Section 2.1 or Section 2.3, as applicable, either exclusively or non-exclusively, as set forth in such section in accordance with the terms of this Agreement.

2.5.3       Subject to Section 2.5.4, each Party hereby grants to the other Party a Right of Reference or Use to any and all such Developed Regulatory Documentation Controlled by such Party to Develop Licensed Products and obtain or maintain Regulatory Approval and Pricing Approval for Licensed Products to the extent licensed under Section 2.1 or Section 2.3, as applicable, either exclusively or non-exclusively, as set forth in such section, and agrees to sign, and cause its Affiliates to sign, any instruments reasonably requested by such other Party in order to effect such grant. For clarity, Licensee shall be permitted to reference or rely on United States Regulatory Documentation as reasonably necessary for Licensee’s activities in the Licensee Territory hereunder (or Licensee’s Development or Manufacturing activity with regard to Licensed Products in the Mersana Territory), Mersana shall be permitted to reference or rely on Regulatory Documentation from the Licensee Territory as reasonably necessary for Mersana’s activities in the Mersana Territory hereunder (or Mersana’s Development or Manufacturing activity with regard to Licensed Products in the Licensee Territory), and each

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Party shall provide a Certificate of Pharmaceutical Product, or any equivalents thereof outside the United States, for Licensed Products if requested by the other Party.

2.5.4       For Developed Regulatory Documentation generated from or arising out of Independent Development of a Paying Party or its Affiliates, licensees or Sublicensees, Sections 2.5.2 and 2.5.3 shall not apply, except where the Non-Paying Party provides written notice to the Paying Party that it wishes to use such Developed Regulatory Documentation and complies with the requirements set forth in Section 4.7.4, including the making of the applicable Development Opt-In Payment thereunder.

2.6          [***] Exclusivity.

2.6.1       For a period of [***] years after the Effective Date, neither Party nor its Affiliates shall carry out, conduct or engage in any activity, by itself or with or through any Third Party, directly or indirectly, to [***], except that, during such period, either Party may conduct [***]. In the event that either Party intends, during such [***], then prior to doing so such Party shall (a) [***], (b) [***] and (c) [***].

2.6.2       In the event that either Party intends to acquire or obtain a license, option, or other right from a Third Party with respect to any biologic product that targets [***] as its therapeutically relevant mechanism of action during such [***] year period described in Section 2.6.1 (the “Proposed [***] Agreement”), then, prior to obtaining or acquiring such rights, such Party shall (a) [***], (b) [***] and (c) [***]. Such other Party shall notify the offering Party if it wishes to negotiate such terms within [***] days of receipt of such information provided in the prior sentence, and if such other Party elects to negotiate, the Parties shall negotiate such terms in good faith for [***] days. In the event that such other Party does not provide such notice, such participation right shall terminate.  Unless and until the Parties agree on such terms or if the Party considering the offer declines to participate in the Proposed [***] Agreement, the offering Party shall not enter into such Proposed [***] Agreement until the expiration of such [***] year period described in Section 2.6.1.

2.6.3       Notwithstanding anything to the contrary, Sections 2.6.1 and 2.6.2 shall not apply to any Development or Manufacture activities conducted anywhere in the world or Commercialization activities conducted in Japan by Licensee or its Affiliates, by itself or with or through any Third Party, with respect to any generic or biosimilar product that targets [***] as its therapeutically relevant mechanism of action pursuant to the Business Venture Contract by and among Takeda Pharmaceutical Company Limited, Teva Holdings KK, Teva Pharma Japan Inc., and Taisho Pharmaceutical Industries, Ltd. dated November 30, 2015.

2.6.4       Until [***], if Mersana Develops or in-licenses rights to [***], then Mersana shall provide [***] to Licensee and will offer Licensee the right to license such [***] in the Licensee Territory on terms to be negotiated, and Licensee shall have [***] days from receipt of such data to notify Mersana if it wishes to negotiate such terms. If Licensee makes a timely election to negotiate such terms, the Parties shall negotiate such terms in good faith for a period of [***] days following Mersana’s receipt of Licensee’s election notice and such negotiation period may be extended by mutual consent of the Parties. If Licensee elects not to negotiate such terms or fails to timely notify Mersana of its desire to negotiate such terms, or if, following the

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expiration of such negotiation period, the Parties have not reached agreement on such terms then Mersana may undertake, or permit its Affiliates, licensees or Sublicensees to undertake, further Development of such biologic product. Notwithstanding the foregoing, until [***], Mersana may [***].

2.6.5       This Section 2.6 shall not apply to [***] that does not have a license or other grant of rights from [***].

2.7          Other Licenses in Mersana Territory. Promptly following Mersana’s receipt or delivery of a bona fide term sheet from or to a Third Party for an agreement that would grant a license or option to license under the Mersana Technology to Develop, Manufacture, Commercialize or otherwise Exploit a Licensed Product in the Mersana Territory (including any right to co-promote a Licensed Product in the Mersana Territory) to any Third Party (or at any earlier time that Mersana may elect in its sole discretion), [***] after which time Mersana shall be free to grant any such license to a Third Party in its sole discretion.

2.8          Unauthorized Use.

2.8.1       If Licensee or any of its Affiliates or Sublicensees uses any Mersana Technology in any manner other than as expressly permitted under Section 2.1, Section 2.2, Section 2.4 and Section 2.5 then any and all intellectual property, data and other results arising out of such unauthorized use, whether patentable or not (collectively, the “Licensee Unauthorized Results”), shall belong solely and exclusively to Mersana. Licensee, on behalf of itself and its Affiliates, hereby assigns and agrees to assign to Mersana, and will cause its Sublicensees to assign to Mersana, all of Licensee’s and its Affiliates’ and Sublicensees’ right, title and interest in and to all Licensee Unauthorized Results. Licensee further agrees to cooperate with Mersana to execute and deliver any and all documents that Mersana deems reasonably necessary to perfect and enforce Mersana’s rights under this Section 2.8. Nothing in this Section 2.8 shall limit in any way any other remedy that Mersana may have under this Agreement as a result of Licensee’s unauthorized use of any Mersana Technology.

2.8.2       If Mersana or any of its Affiliates or Sublicensees uses any Licensee Technology in any manner other than as expressly permitted under Section 2.2, Section 2.3, Section 2.4 and Section 2.5 then any and all intellectual property, data and other results arising out of such unauthorized use, whether patentable or not (collectively, the “Mersana Unauthorized Results”), shall belong solely and exclusively to Licensee.  Mersana, on behalf of itself and its Affiliates, hereby assigns and agrees to assign to Licensee, and will cause its Sublicensees to assign to Licensee, all of Mersana’s and its Affiliates’ and Sublicensees’ right, title and interest in and to all Mersana Unauthorized Results. Mersana further agrees to cooperate with Licensee to execute and deliver any and all documents that Licensee deems reasonably necessary to perfect and enforce Licensee’s rights under this Section 2.8. Nothing in this Section 2.8 shall limit in any way any other remedy that Licensee may have under this Agreement as a result of Mersana’s unauthorized use of any Licensee Technology.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

2.8.3       Notwithstanding the foregoing, nothing in this Section 2.8 shall limit Licensee’s rights to conduct activities (a) under the Platform Agreement or (b) that (i) do not infringe the Mersana Technology and (ii) do not make use of Mersana Technology except as permitted under Section 10.2, and no such activities ((a) or (b)) constitute a breach of this Section 2.8. Notwithstanding the foregoing, nothing in this Section 2.8 shall limit Mersana’s rights to conduct activities that (i) do not infringe the Licensee Technology and (ii) do not make use of Licensee Technology except as permitted under Section 10.2, and no such activities constitute a breach of this Section 2.8.

ARTICLE 3 - GOVERNANCE

3.1          Primary Contacts. Promptly following the Effective Date, each Party shall designate (i) an individual to be reasonably available to the other Party to facilitate communication, respond to questions and otherwise coordinate the Parties’ activities with respect to business issues under this Agreement and (ii) an individual to be reasonably available to the other Party to facilitate communication, respond to questions and otherwise coordinate the Parties’ activities with respect to scientific and Development matters under this Agreement. Such designated individuals may, but are not required to, serve as a representative of its respective Party on any Joint Committee. A Party may replace its designated individuals at any time by written notice to the other Party.

3.2          Joint Steering Committee.

3.2.1       Establishment. Within [***] days of the Effective Date, the Parties shall establish a joint steering committee (the “Joint Steering Committee”) composed of [***] appointed [***] of each of Licensee and Mersana, with at least [***] appointed [***] of each Party having sufficient expertise and sufficient seniority and authority with respect to the applicable Party to make decisions with respect to manufacturing matters. A Party may change [***] on the Joint Steering Committee at any time or elect to have one (1) of its members represented by a delegate at a meeting of the Joint Steering Committee, subject to the confidentiality provisions of Article 10. [***]. The chairperson shall not have any greater authority than any other representative on the Joint Steering Committee and shall be responsible for the following activities of the Joint Steering Committee: (a) calling meetings of the Joint Steering Committee, (b) preparing and issuing minutes of each such meeting within [***] days thereafter, which minutes shall not be finalized until each Party reviews and confirms the accuracy of such minutes in writing (provided that any minutes shall be deemed approved unless a member of the committee objects to the accuracy of such minutes within [***] days of the circulation of the minutes by the committee), and (c) preparing and circulating an agenda for the upcoming meeting; provided, that the chairperson shall include any agenda items proposed by the Party of which the chairperson is not a representative. The Parties may allow additional employees to attend meetings of the Joint Steering Committee subject to the confidentiality provisions of Article 10. In addition to expertise, seniority, and authority with respect to manufacturing matters, each Party’s Joint Steering Committee members shall collectively have sufficient expertise and sufficient seniority and authority with respect to the applicable Party to make other decisions within the scope of the Joint Steering Committee’s authority, including with respect to clinical, regulatory, and business matters.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

3.2.2       Responsibilities. The Joint Steering Committee shall have responsibility for:

(a)           attempting to resolve any disputes arising under any subcommittee of the Joint Steering Committee;

(b)           reviewing and approving the adoption (as applicable) or amendment of the Global Development Plan, Global Commercialization Plan, Global Branding Strategy, and Global Manufacturing Plan formulated by the Parties or the subcommittees as set forth herein; and

(c)           performing such other functions as appropriate to further the purposes of this Agreement, as mutually agreed upon by the Parties in writing.

3.3          Subcommittees. The Parties may establish such subcommittees of the Joint Steering Committee as required under this Agreement or as deemed necessary by the Parties. Each such subcommittee shall consist of an equal number of representatives designated by each Party, which number shall be mutually agreed by the Parties. Each Party shall be free to change its representatives on notice to the other or to send a substitute representative to any subcommittee meeting, subject to the confidentiality provisions of Article 10; provided, however, that each Party shall ensure that at all times during the existence of any subcommittee, its representatives on such subcommittee have appropriate expertise and seniority for the then-current stage of Development, Manufacture and Commercialization of Licensed Products, in each case to the extent applicable to the role of the subcommittee. Each subcommittee shall report to, and any disputes under a subcommittee shall be referred to the Joint Steering Committee, subject to Section 3.5. The initial two (2) subcommittees of the Joint Steering Committee will be the joint development committee (the “Joint Development Committee”) and the joint manufacturing committee (“Joint Manufacturing Committee”).

3.3.1       Joint Development Committee.

(a)           Formation and Composition. Within [***] days of the Effective Date, the Parties will establish the Joint Development Committee composed [***] appointed [***] of each of Licensee and Mersana. A Party may change [***] on the Joint Development Committee at any time or elect to have one (1) of its members represented by a delegate at a meeting of the Joint Development Committee, subject to the confidentiality provisions of Article 10. [***]. The chairperson shall not have any greater authority than any other representative on the Joint Development Committee and shall be responsible for the following activities of the Joint Development Committee: (a) calling meetings of the Joint Development Committee, (b) preparing and issuing minutes of each such meeting within [***] days thereafter, which minutes shall not be finalized until each Party reviews and confirms the accuracy of such minutes in writing (provided that any minutes shall be deemed approved unless a Party’s representative to the committee objects to the accuracy of such minutes within [***] days of the circulation of the minutes by the committee), and (c) preparing and circulating an agenda for the upcoming meeting; provided, that the chairperson shall include any agenda items proposed by the Party of which the chairperson is not a representative. The Parties may allow additional employees to attend meetings of the Joint Development Committee subject to the confidentiality

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

provisions of Article 10. Joint Development Committee members shall have sufficient expertise and sufficient seniority and authority with respect to the applicable Party to make decisions within the scope of the Joint Development Committee’s authority, including with respect to clinical, regulatory and business matters relating to Development.

(b)           Functions and Authority. The Joint Development Committee shall have responsibility for:

(1)                                 overseeing any Mersana Early Development as set forth under Section 4.1;

(2)                                 overseeing any Licensee Early Development as set forth under Section 4.2;

(3)                                 setting overall strategic objectives related to the Development of Licensed Products in the Field throughout the world (but such objectives shall not be construed to prevent the conduct of Independent Development pursuant to Section 4.7);

(4)                                 overseeing the design and planning of Clinical Trials to be included in and conducted under the Global Development Plan, including the development of protocols and budgets for such Clinical Trials and determining which Party shall serve as the operational lead for each such Clinical Trial;

(5)                                 reviewing, commenting on, and recommending for review and approval by the Joint Steering Committee, as applicable, any amendments or revisions to the Global Development Plan, and the budget relating thereto (other than as expressly reserved for the Joint Manufacturing Committee under Section 3.3.3(b));

(6)                                 overseeing the Development activity conducted under this Agreement other than Independent Development, and facilitating reasonable transparency with respect to Independent Development;

(7)                                 establishing the reporting obligations of the Parties with respect to Development activities and reviewing all such Development reports provided in accordance with Section 4.5;

(8)                                 monitoring each Party’s performance against the then-current Global Development Plan, except to the extent such function is assigned to the Joint Manufacturing Committee;

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(9)                                 establishing a medical affairs subcommittee to review all investigator-sponsored studies with respect to Licensed Products as to which a Party agrees to provide clinical supply or other support, where the other Party’s medical affairs subcommittee representatives may object only if they believe the study will have a material adverse effect on Commercialization of Licensed Products in the Mersana Territory, if such other Party is Mersana, or in the Licensee Territory, if such other Party is Licensee; provided that any dispute regarding an alleged material adverse effect shall be escalated to the Joint Development Committee;

(10)                          reviewing and commenting on Licensee’s regulatory strategies for obtaining and maintaining Regulatory Approvals for the sale of Licensed Products in the Field in the Licensee Territory;

(11)                          reviewing proposed Development activities for Licensed Products for the Licensee Territory that may impact Development of Licensed Products by Mersana for the Mersana Territory;

(12)                          reviewing and commenting on Mersana’s regulatory strategies for obtaining and maintaining Regulatory Approvals for the sale of Licensed Products in the Field in the Mersana Territory;

(13)                          reviewing proposed Development activities for Licensed Products for the Mersana Territory that may impact Development of Licensed Products by Licensee for the Licensee Territory;

(14)                          facilitating the exchange of information between the Parties under this Agreement regarding the strategy for implementing the Development activities; and

(15)                          performing such other functions as may be assigned to the Joint Development Committee pursuant to this Agreement or as may be mutually agreed upon by the Parties in writing.

3.3.2       Joint Commercialization Committee.

(a)           Formation and Composition. Promptly following Initiation of the [***] Clinical Trial under the Global Development Plan, or earlier as needed, the Parties shall establish a joint commercialization committee (“Joint Commercialization Committee”) composed of [***] appointed [***] of each of Licensee and Mersana. A Party may change [***] on the Joint Commercialization Committee at any time or elect to have one (1) of its members

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

represented by a delegate at a meeting of the Joint Commercialization Committee, subject to the confidentiality provisions of Article 10. [***]. The chairperson shall not have any greater authority than any other representative on the Joint Commercialization Committee and shall be responsible for the following activities of the Joint Commercialization Committee: (i) calling meetings of the Joint Commercialization Committee, (ii) preparing and issuing minutes of each such meeting within [***] days thereafter, which minutes shall not be finalized until each Party reviews and confirms the accuracy of such minutes in writing (provided that any minutes shall be deemed approved unless a Party’s representative to the committee objects to the accuracy of such minutes within [***] days of the circulation of the minutes by the committee), and (iii) preparing and circulating an agenda for the upcoming meeting; provided, that the chairperson shall include any agenda items proposed by the Party of which the chairperson is not a representative. The Parties may allow additional employees or consultants to attend meetings of the Joint Commercialization Committee subject to the confidentiality provisions of Article 10. Joint Commercialization Committee members shall have sufficient expertise and sufficient seniority and authority with respect to the applicable Party to make decisions within the scope of the Joint Commercialization Committee’s authority.

(b)                     Functions and Authority. The Joint Commercialization Committee shall have responsibility for:

(1)                                 developing, reviewing, commenting on and recommending for review and approval by the Joint Steering Committee the Global Commercialization Plan, the Global Branding Strategy, and any amendments or revisions thereto;

(2)                                 setting overall strategic objectives related to Commercialization of Licensed Products in the Field throughout the world through the Global Commercialization Plan;

(3)                                 monitoring at a high-level the Commercialization activities conducted under this Agreement;

(4)                                 reviewing all Commercialization reports provided in accordance with Section 7.5;

(5)                                 monitoring each Party’s performance against the then-current Global Commercialization Plan, subject to Section 7.1;

(6)                                 sharing, as may be useful to the Collaboration Activities any promotional materials or educational materials used in the Commercialization of Licensed Products in the Field throughout the world;

(7)                                 establish reasonable guidelines for the participation of each Party’s representatives at scientific and medical

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conferences in the other Party’s territory, as set forth in Section 7.6.2;

(8)                                 reviewing proposed Commercialization activities for Licensed Products for the Licensee Territory that will have a material impact on Commercialization of Licensed Products in the Mersana Territory;

(9)                                 reviewing proposed Commercialization activities for Licensed Products for the Mersana Territory that will have a material impact on Commercialization of Licensed Products in the Licensee Territory;

(10)                          facilitating the exchange of information between the Parties under this Agreement regarding the strategy for implementing the Commercialization activities;

(11)                          subject to Applicable Law, discussing each Party’s pricing strategy for Licensed Products in its territory, provided that each Party shall set the pricing of Licensed Products in its territory in its sole discretion; and

(12)                          such other responsibilities as may be assigned to the Joint Commercialization Committee pursuant to this Agreement or as may be mutually agreed upon by the Parties from time to time.

3.3.3                     Joint Manufacturing Committee.

(a)                                 Formation and Composition. On the Effective Date, the Parties shall establish the Joint Manufacturing Committee composed of [***] appointed [***] of each of Licensee and Mersana. A Party may change [***] on the Joint Manufacturing Committee at any time or elect to have its member represented by a delegate at a meeting of the Joint Manufacturing Committee, subject to the confidentiality provisions of Article 10. [***]. The chairperson shall not have any greater authority than the other representative on the Joint Manufacturing Committee and shall be responsible for the following activities of the Joint Manufacturing Committee: (i) calling meetings of the Joint Manufacturing Committee, (ii) preparing and issuing minutes of each such meeting within [***] days thereafter, which minutes shall not be finalized until each Party reviews and confirms the accuracy of such minutes in writing (provided that any minutes shall be deemed approved unless a Party’s representative to the committee objects to the accuracy of such minutes within [***] days of the circulation of the minutes by the committee), and (iii) preparing and circulating an agenda for the upcoming meeting; provided, that the chairperson shall include any agenda items proposed by the Party of which the chairperson is not a representative. The Parties may allow additional employees or consultants to attend meetings of the Joint Manufacturing Committee subject to the confidentiality provisions of Article 10. Joint Manufacturing Committee members shall have sufficient expertise and sufficient seniority with respect to the applicable Party to make decisions

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within the scope of the Joint Manufacturing Committee’s authority, including with respect to clinical, regulatory and business matters relating to manufacture.

(b)                                 Functions and Authority. The Joint Manufacturing Committee shall have responsibility for the following:

(1)                                 facilitating the exchange of information between the Parties, and coordinating resolution of issues relevant to the Manufacturing and supply of Licensed Products during the Term;

(2)                                 agreeing upon and documenting an overall Licensed Products Manufacturing strategy to ensure reliable and timely supply for Development and Commercialization by each Party hereunder;

(3)                                 planning and coordinating Licensed Products Manufacturing activities and supply, including process development, technology transfer, audits, inspections, manufacturing scale-up and material decisions under CMO agreements;

(4)                                 developing and recommending for review and approval by the Joint Steering Committee, as applicable and subject to Article 6, the Global Manufacturing Plan, and any amendments or revisions thereto, and developing and approving, as applicable and subject to Article 6, the Technical Transfer Plan, the XMT-1519 Technical Transfer Plan, and any amendments or revisions thereto;

(5)                                 selecting which Party shall be responsible for fill and finish of Licensed Products in the First Supply Chain;

(6)                                 planning and coordinating the establishment of the First Supply Chain and Second Supply Chain by the Parties in accordance with the Global Manufacturing Plan;

(7)                                 reviewing, commenting on, and recommending for review and approval by the Joint Steering Committee, as applicable, any amendments or revisions to the Global Development Plan that relate to Manufacturing or supply of Licensed Products including manufacturing scale-up;

(8)                                 reviewing, commenting on and approving major changes regarding the supply chain(s) for Licensed Product(s), including selection of CMOs that would perform Licensed Product or Component Manufacturing in accordance with Good Manufacturing Practices (each such CMO so

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approved by the Joint Manufacturing Committee, an “Approved CMO”) and changes to facility locations;

(9)                                 reviewing, commenting on and approving changes to the Manufacturing process for each Licensed Product and Component (including changes relating to the drug product and to the conjugation step); and

(10)                          such other responsibilities as may be assigned to the Joint Manufacturing Committee pursuant to this Agreement or otherwise mutually agreed upon by the Parties in writing from time to time.

3.4                               Meetings. During the Term of the Agreement, following their establishment, each Joint Committee will meet in person or by teleconference or videoconference at least [***]. Each Joint Committee may meet either (a) in person at either Party’s facilities or at such locations as the Parties may otherwise agree or (b) by audio or video teleconference; provided, that no less than [***] meeting of each Joint Committee during each [***] shall be conducted in person. Each Joint Committee also may each choose to meet more frequently on an as needed basis. Each Party shall be responsible for all of its own expenses incurred in connection with participating in the Joint Committee meetings.

3.5                               Decisions.

3.5.1                     Quorum. For each Joint Committee, a quorum is required for any meeting of such Joint Committee, which quorum will exist if at least [***] of each Party is present. If a quorum exists, then [***] consent of all attending members of such Joint Committee is required in order for any decision to be approved or action taken on behalf of such Joint Committee.

3.5.2                     Referral to the Joint Steering Committee. In the event that any Joint Committee cannot agree on a matter that is subject to its decision-making authority for a period in excess of [***] days, the matter shall be referred to the Joint Steering Committee.

3.5.3                     Escalation. If the Joint Steering Committee fails to reach unanimous agreement on a matter within its jurisdiction for a period in excess of [***] days, the matter shall be resolved in accordance with the procedures set forth in Section 20.3.

3.6                               Duration. Each Joint Committee shall remain constituted until the Parties mutually agree.

ARTICLE 4 - DEVELOPMENT

4.1                               Early Development by Mersana.

4.1.1                     Generally. The initial Global Development Plan as of the Effective Date includes plans for Mersana to conduct (or have conducted on its behalf by an Affiliate or Third Party) preclinical studies including a repeat Good Laboratory Practice toxicity study for a Licensed Product and certain Phase I Clinical Trials for a Licensed Product described in the

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Global Development Plan (such Clinical Trials, the “Mersana Phase I Clinical Trials”) (such studies and Clinical Trials, collectively, the “Mersana Early Development”). Mersana, its Affiliates, or Third Parties acting on their behalf, shall be responsible for conducting the Mersana Early Development. Mersana may make any change to the Mersana Early Development through an amendment to the Global Development Plan in accordance with Section 4.7.1, including adding additional Clinical Trials to conduct further Development prior to Initiation of the [***] Clinical Trial and any change to the study design. Such changes shall be in the [***], except that any additional Clinical Trials shall be subject to the materially adverse standard set forth in Section 4.7.1, and prior to making any material change to the study design, including the study protocol, for the Mersana Phase I Clinical Trials in the Global Development Plan, Mersana shall, through the Joint Development Committee, consult with Licensee and reasonably consider, in good faith, any input from Licensee. For clarity, [***] with respect to the implementation of Mersana Early Development. In no event shall [***].

4.1.2                     Additional Provisions.

(a)                                 Mersana shall keep the Joint Development Committee informed in a timely manner as to the progress of the Mersana Early Development and shall provide copies of material Regulatory Documentation relating thereto to the Joint Development Committee, and such Regulatory Documentation shall be deemed Mersana’s Confidential Information for the purposes of Article 10.

(b)                                 Through the Joint Development Committee, Licensee, shall have the opportunity to review and comment on (i) protocols of all preclinical studies and Phase I Clinical Trials that are Mersana Early Development under the Global Development Plan and (ii) the first IND for a Licensed Product in the United States, which comments Mersana shall reasonably consider in good faith.  For clarity, other INDs are covered under Section 5.1.

(c)                                  In the event that there is a disagreement between the Parties with respect to any of the activities in Section 4.1.2(b) which is not resolved upon escalation to the Joint Steering Committee, then the escalation provisions of Section 3.5.3 shall not apply (except in the case of a dispute regarding material adverse effect in the case of additional Clinical Trials). In such event, within [***] days following the Joint Steering Committee’s failure to reach consensus, [***] of Mersana and the [***] of Licensee shall meet at a mutually agreed upon time and location for the purpose of resolving such disagreement. In the event that such disagreement is not resolved after such meeting, then Mersana shall have final decisions-making authority with regard to such disagreement.

4.2                               Early Development by Licensee. Licensee shall have the right, but not the obligation, to conduct (or have conducted on its behalf by an Affiliate or Third Party) one or more Phase I Clinical Trials in the Licensee Territory (such Clinical Trials, the “Licensee Phase I Clinical Trials”) for the purpose of obtaining Regulatory Approval of one or more Licensed Products in the Field in one or more countries in the Licensee Territory as set forth in the Global Development Plan (such studies and Clinical Trials, collectively, the “Licensee Early Development”). Any additional Licensee Early Development will be subject to Section 4.7.1. The Global Development Plan will include the study design for any Licensee Early Development. Licensee, its Affiliates, or Third Parties acting on their behalf, shall be responsible

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

for conducting the Licensee Phase I Clinical Trials. Mersana, through the Joint Development Committee, shall have the right to review and approve study designs and clinical protocols for all Licensee Early Development, such approvals not to be unreasonably withheld, delayed or conditioned. For clarity, Licensee shall have sole authority with respect to the implementation of Licensee Early Development. In no event shall Mersana be responsible hereunder [***]. Licensee shall keep the Joint Development Committee informed in a timely manner as to the progress of the Licensee Early Development and shall provide copies of material Regulatory Documentation relating thereto to the Joint Development Committee, and such Regulatory Documentation shall be deemed Licensee’s Confidential Information for the purposes of Article 10.

4.3                               Joint Development and the Global Development Plan. The initial Global Development Plan (attached hereto as Schedule 1.1.82) for the Development of Licensed Products throughout the world for the purpose of obtaining or maintaining Regulatory Approval of Licensed Products in the Field throughout the world shall be effective as of the Effective Date, and the Global Development Plan (as may be amended pursuant to this Agreement) shall remain in effect for so long as the Parties conduct Development under this Agreement. The Global Development Plan shall set forth (a) Mersana’s responsibilities for conducting Development of Licensed Products (including by separately setting forth (i) the Mersana Early Development per Section 4.1 and (ii) any Independent Development of Mersana), (b) Licensee’s responsibilities for conducting Development of Licensed Products (other than those that are assigned to Mersana pursuant to clause (a)) (including by separately setting forth (i) any Licensee Early Development and (ii) any Independent Development), (c) a plan for the Parties to conduct any other Clinical Trials, and, prior to the commencement of activities with regard to of each such Clinical Trial, the delegation of responsibilities for such Clinical Trial between the Parties, except that [***], and (d) any joint Development activities to be undertaken by the Parties including preclinical in vivo, in vitro, pharmacokinetic, and pharmacodynamic research that may be necessary or useful for gaining Regulatory Approval throughout the world in the Field. The Global Development Plan shall specify, for each Development activity to be conducted thereunder, the Party (or Parties) responsible for paying for such Development activity, by setting forth whether such Development activity is a Mersana Early Development activity (under Section 4.6.1), a Licensee Early Development activity (under Section 4.6.2), a Mersana Territory exclusive Development activity (under Section 4.6.3), a Licensee Territory exclusive Development activity (under Section 4.6.4), a joint Development activity (under Section 4.6.5) or other Independent Development (under Section 4.7.3), and, if applicable, shall specify the date on which [***]. In addition, the Global Development Plan shall include a plan, strategy, and each Party’s responsibilities with respect to the Development of any Companion Diagnostic for any Licensed Product. For clarity, the lead Party with respect to a Clinical Trial as set forth under the Global Development Plan shall be responsible for the applicable clinical trial application(s) for such Clinical Trial and contracting with the applicable Clinical Trial site(s), investigator(s) and any contract research organization(s) for such Clinical Trial. Neither Party shall conduct or permit any of its Affiliates, licensees or Sublicensees to conduct any Development activities with respect to any Licensed Product other than those activities that are set forth in or reasonably necessary to effect those activities set forth in the Global Development Plan other than investigator-initiated Clinical Trials (which shall not be included in the Global Development Plan) that have been reviewed and as to which the other Party does not have an outstanding unresolved objection regarding whether the study would have a material adverse effect in its

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territory under Section 3.3.1(b)(9). Either Party and its Affiliates, licensees or Sublicensees may conduct Development activities with respect to a Licensed Product anywhere in the world, following inclusion of such Development activities in the Global Development Plan or in the case of investigator-initiated Clinical Trials, such review process and resolution of any objections.

4.4                               Development Diligence.

4.4.1                     Each Party shall use Commercially Reasonable Efforts to:

(a)                                 conduct activities allocated to such Party for the Development of Licensed Products in the Field throughout the world and any joint Development activities undertaken by the Parties, if any, in each case, pursuant to the Global Development Plan; and

(b)                                 in the case of Mersana, to obtain and maintain Regulatory Approval for a Licensed Product in the United States and in the case of Licensee, to obtain and maintain Regulatory Approval for a Licensed Product from the European Commission and the Ministry of Health, Labour and Welfare in Japan and to obtain Pricing Approval for a Licensed Product in each Major Market Country in the Licensee Territory.

4.4.2                     During the Term, Mersana shall:

(a)                                 use commercially reasonable efforts, [***], to Develop Licensed Products consistent with its obligations set forth in Section 4.3 of the [***]

(b)                                 use Commercially Reasonable Efforts (for clarity, as defined under this Agreement) to conduct such Development as is necessary to prevent the occurrence of any obligation to grant any license or assignment as provided under Section 4.3(c)(iii) of the [***] that relates in any way to Licensed Products.

4.5                               Development Reports. In addition to information and reports required elsewhere in this Agreement, each Party shall provide the Joint Development Committee with written reports on its Development activities in a format and as often as determined by the Joint Development Committee.

4.6                               Development Costs.

4.6.1                     Mersana Early Development Activities. Mersana shall be responsible for one hundred percent (100%) of all Development Costs ([***]; provided that, if activities are undertaken by [***], all costs in connection therewith [***]) set forth in the Global Development Plan with respect to any Mersana Early Development.

4.6.2                     Licensee Early Development Activities. Licensee shall be responsible for one hundred percent (100%) of all Development Costs ([***]; provided that, if activities are undertaken by [***], all costs in connection therewith [***]) set forth in the Global Development Plan with respect to any Licensee Early Development.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

4.6.3                     Mersana Territory Exclusive Development Activities. Mersana shall be responsible for one hundred percent (100%) of all Post-Phase I Development Costs ([***] provided that, if activities are undertaken by [***]) set forth in the Global Development Plan with respect to, and to the extent that, any Development activities that are conducted solely for the purpose of obtaining or maintaining Regulatory Approval or Pricing Approval for one or more Licensed Products in the Field in either country in the Mersana Territory, subject to Section 4.7.

4.6.4                     Licensee Territory Exclusive Development Activities. Licensee shall be responsible for one hundred percent (100%) of all Post-Phase I Development Costs ([***] provided that, if activities are undertaken by [***]) set forth in the Global Development Plan with respect to, and to the extent that, any Development activities that are conducted solely for the purpose of obtaining or maintaining Regulatory Approval or Pricing Approval for one or more Licensed Products in the Field in any country or other regulatory jurisdiction in the Licensee Territory, subject to Section 4.7.

4.6.5                     Joint Development Activities. Except for Development activities for which a Party [***] bears the Post-Phase I Development Costs pursuant to Sections 4.6.3 or 4.6.4, with respect to Post-Phase I Development Costs related to Development activities conducted for the purpose of obtaining or maintaining Regulatory Approval for one or more Licensed Products in the Field in the Mersana Territory and at least one Major Market in the Licensee Territory pursuant to the Global Development Plan (collectively, the “Shared Post-Phase I Development Costs”), Licensee and Mersana shall each pay fifty percent (50%) of such Shared Post-Phase I Development Costs ([***], subject to Section 4.7.

4.7                               Independent Development.

4.7.1                     Right to Reject Development. Neither Party shall conduct or permit any of its Affiliates, licensees or Sublicensees to conduct any Development of a Licensed Product that is not set forth in the Global Development Plan. If one Party proposes to amend the Global Development Plan to provide for the conduct of specific Development activities for which such Party would pay [***] percent [***] of the Development Costs under Section 4.6.1, 4.6.2, 4.6.3 or 4.6.4, then to the extent otherwise permitted under this Agreement such proposed Development activities shall be submitted to the Joint Development Committee for inclusion in the Global Development Plan reasonably in advance of the next meeting of the Joint Development Committee and such proposed Development activities shall be included in the Global Development Plan and such Party or its Affiliates, licensees or Sublicensees may conduct such proposed Development, except where the other Party believes in good faith and asserts through the Joint Development Committee at the meeting at which the proposal is considered to be included in the Global Development Plan that such proposed Development is likely to materially adversely affect the Development or Commercialization of Licensed Products (including by giving rise to a Material Safety Issue) (A) in the case of Mersana, the Mersana Territory and (B) in the case of Licensee, the Licensee Territory. Disputes regarding alleged material adverse effects shall be escalated from the [***] and if not resolved be escalated further under Section 20.3. Any amendment proposed to the Joint Development Committee by either Party to the Global Development Plan under this Section 4.7.1 shall contain reasonably sufficient detail to enable the other Party to assess whether such proposed Development is likely to

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

materially adversely affect Development or Commercialization of Licensed Products in accordance with this Section 4.7.1 and whether to elect to co-fund such proposed Development in accordance with Section 4.7.2.

4.7.2                     Right to Participate in Territory Exclusive Development Activities. If one Party proposes to the Joint Development Committee to amend the Global Development Plan to provide for the conduct of specific Development for which such Party would pay [***] percent [***] of the Development Costs under Section 4.6.3 or 4.6.4 (such proposed activities, “Proposed Independent Development”), the other Party shall have the right to elect, through the Joint Development Committee, to co-fund such Proposed Independent Development prior to incurring Development Costs in connection with such Proposed Independent Development by the proposing Party or its Affiliates, licensees or Sublicensees. Upon such election, such Proposed Independent Development activity shall be added to the Global Development Plan as joint Development under Section 4.6.5 and all Post-Phase I Development Costs incurred in connection with such Proposed Independent Development shall be considered Shared Post-Phase I Development Costs under Section 4.6.5. For clarity, to the extent permitted under Section 2.5, [***] in accordance with this Section 4.7.2.

4.7.3                     Right to Opt Out of Joint Development. If one Party (the “Requesting Party”) proposes to the Joint Development Committee reasonably in advance of the next meeting of the Joint Development Committee to amend the Global Development Plan to provide for the conduct of a specific Clinical Trial, Develop a specific Companion Diagnostic or conduct any other Development for a Licensed Product, in each case, for which the Parties would share the Development Costs under Section 4.6.5 (such proposed activities, “Proposed Joint Development”), and the other Party gives notice through the Joint Development Committee, which notice shall be expressly reflected in the minutes of the meeting of the Joint Development Committee, that such other Party does not wish to participate in such Proposed Joint Development, then such Proposed Joint Development shall be included in the Global Development Plan and the Requesting Party or its Affiliates, licensees or Sublicensees may conduct such Proposed Joint Development independently and the Requesting Party shall pay for [***] percent [***] of the Development Costs of such Proposed Joint Development, except where the non-participating Party believes in good faith and asserts through the Joint Development Committee at the meeting at which the proposal is considered to be included in the Global Development Plan that such Proposed Joint Development is likely to materially adversely affect the Development or Commercialization of Licensed Products (including by giving rise to a Material Safety Issue) (A) in the case of Mersana, the Mersana Territory and (B) in the case of Licensee, the Licensee Territory. Disputes regarding alleged material adverse effects shall be escalated to the Joint Steering Committee and if not resolved be escalated further under Section 20.3. Any amendment proposed to Joint Development Committee by either Party to the Global Development Plan under this Section 4.7.3 shall contain reasonably sufficient detail to enable the other Party to assess whether such Proposed Joint Development is likely to materially adversely affect Development or Commercialization of Licensed Products in accordance with this Section 4.7.3 and whether to elect to participate in Proposed Joint Development in accordance with this Section 4.7.3.

4.7.4                     Right to Opt In to Independent Development. In the event a Party or any of its Affiliates, licensees or Sublicensees (i) independently conducts Proposed Joint

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Development in accordance with Section 4.7.3 or (ii) conducts Development at its sole cost under Section 4.6.3 or Section 4.6.4 that the other Party did not elect to co-fund pursuant to Section 4.7.2 (such Development ((i) or (ii)), “Independent Development”) (such Party, the “Paying Party”), the other Party (the “Non-Paying Party”) (and its Affiliates, licensees and Sublicensees) [***]; provided that the Paying Party shall permit the Non-Paying Party [***].  If the Non-Paying Party or any of its Affiliates, licensees or Sublicensees subsequently (either during the conduct or following completion of such Independent Development) wishes to [***], subject to the following: [***] shall (i) provide written notice thereof to the Paying Party (the “Development Opt-In Notice”), (ii) and following [***]  (the “Development Opt-In Payment”), and (iii) thereafter, all [***] Development Costs incurred in connection with such Independent Development shall be considered [***] in connection with conducting such Independent Development in accordance with Section 4.6.5. At any time prior to delivery of a Development Opt-In Notice for Independent Development, upon the request of the Non-Paying Party, the Paying Party shall provide the amount of then-current Development Opt-In Payment for such Independent Development along with reasonably supporting documentation. For clarity, to the extent permitted under Section 2.5, [***].

4.8                               Development Costs Budget and Reconciliation.

4.8.1                     Budget Overruns. With respect to any Shared [***] Development Costs, each Party shall promptly inform the other Party upon determining that it is likely to exceed the budget amounts set forth in the budget of the Global Development Plan for an activity assigned to it under the Global Development Plan. To the extent that a Party (or its Affiliates, licensees or Sublicensees) incurs Shared [***] Development Costs for such activity for a particular Calendar Year which, in the aggregate, exceed the Shared [***] Development Costs allocated for such activity in such Calendar Year in the budget of the Global Development Plan by [***] percent [***] or less (a “De Minimis Overage Amount”), then such De Minimis Overage Amount shall automatically be included in the budget of the Global Development Plan for such Calendar Year. However, to the extent that a Party (or its Affiliates, licensees or Sublicensees) incurs Shared [***] Development Costs for such activity for a particular Calendar Year which, in the aggregate, exceed the Shared [***] Development Costs allocated for such activity in such Calendar Year in the budget of the Global Development Plan by more than [***] percent [***]  (such excess over [***] percent [***], the “Excess Overage Amount”), the Party that has so exceeded its budget shall provide to the Joint Development Committee a full explanation therefor and such Excess Overage Amount shall only be included in the budget of the Global Development Plan to the extent that the other Party agrees. By way of example, if a Party incurs Shared [***] Development Costs for an activity which are in excess of the budget of the Global Development Plan by [***] percent [***], then the first [***] percent [***] thereof will automatically be included in the applicable budget as a De Minimis Overage Amount and the remaining [***] percent [***] will constitute an Excess Overage Amount and shall only be included in the applicable budget to the extent agreed to by the other Party as set forth in this Section 4.8. To the extent that the other Party does not agree to treat the Excess Overage Amount as Shared [***] Development Costs, the Party that has exceeded its budget shall be solely responsible for the Excess Overage Amount.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

4.8.2                     Development Cost Reconciliation. Commencing with the first [***] in which Shared [***] Development Costs are incurred, (a) within [***] Business Days following the end of each [***], each Party shall prepare and deliver to the other Party a report detailing the Shared [***] Development Costs and other Development Costs subject to reimbursement under this Section 4.8 incurred by such Party and its Affiliates, licensees or Sublicensees during such [***] in accordance with the terms and conditions hereof and in accordance with applicable Accounting Standards that were actually incurred for the [***] and an estimate of such costs incurred during the [***], and (b) within [***] days following the end of each such [***], each Party shall prepare and deliver to the other Party a report detailing such costs that were actually incurred for the [***]  (each, a “Development Cost Reconciliation Report”). Each Party shall submit any additional information reasonably requested by the other Party related to the Development Costs included in its Development Cost Reconciliation Reports within [***] days of its receipt of such request. Within [***] days after the receipt of the second Development Cost Reconciliation Report for each [***] delivered by Licensee pursuant to this Section 4.8.2, Mersana shall prepare and deliver to Licensee a composite report that (i) summarizes the relevant Development Costs incurred by each Party and its Affiliates, licensees or Sublicensees for such [***], and (ii) computes the amount due to Mersana or Licensee, as applicable, for such [***] in order for the Parties to share the applicable Development Costs for such [***] based on the Global Development Plan and the principles set forth in Section 4.6 (each payment for such amount due, a “Development Cost Reconciliation Payment”). The Party to which a Development Cost Reconciliation Payment is due shall issue an invoice to the other Party for the Development Cost Reconciliation Payment, and such other Party shall pay the Development Cost Reconciliation Payment within [***] days after its receipt of the invoice. Each Party shall have the right to audit the records of the other Party with respect to any purported Shared [***] Development Costs included in such reports, in accordance with Section 9.2.

4.9                               Technology Disclosure.

4.9.1                     Within [***] days after Initiation of the first [***] Clinical Trial, each Party at its own cost and expense shall make available to the other Party, in a format reasonably acceptable to both Parties, Know-How included in the Mersana Technology or Licensee Technology, as applicable, that is necessary or useful for Development of Licensed Products in the Field worldwide, and for Commercialization of Licensed Products in the Field in the territory of the other Party. Through the meetings of the Joint Committees, each Party shall update the other Party on any Know-How that becomes included in the Mersana Technology or Licensee Technology, as applicable and as is necessary or useful for Development of Licensed Products in the Field worldwide, and for Commercialization of Licensed Products in the Field in the territory of the other Party. Following such updates, upon request from a Party, the other Party shall make such Know-How available to the requesting Party, in a format reasonably acceptable to both Parties, within [***] days of such request.

4.9.2                     Upon a Party’s request reasonably in advance, the other Party shall make its relevant scientific and technical personnel available to the requesting Party at such other Party’s offices, at reasonable times during such other Party’s normal business hours, to answer any questions or provide instruction as reasonably requested by the requesting Party concerning the Know-How delivered pursuant to this Section 4.9.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

4.9.3                     Notwithstanding anything in this Section 4.9 to the contrary, each Party shall transfer to the other Party Know-How related to Manufacturing only (a) to the extent set forth in Section 2.5, Section 5.3 or Article 6, (b) pursuant to the terms of the Mersana Supply Agreement, First Supply Chain Supply Agreements or Mutual Secondary Supply Agreements, or (c) as separately agreed to by the transferring Party.

ARTICLE 5 - REGULATORY MATTERS

5.1                               INDs.

5.1.1                     Each Party shall have the right to file INDs and make other filings with the Regulatory Authorities anywhere in the world in connection with the performance with its Development activities hereunder and to conduct correspondence and communication with Regulatory Authorities as they relate to such IND, including (to the extent consistent with Section 5.6 and the Pharmacovigilance Agreement, which shall govern with respect to required safety reports to Regulatory Authorities) to report adverse events to the applicable Regulatory Authorities if and to the extent required by such INDs. Each Party will allow the other Party a reasonable opportunity to review and comment on all INDs and other filings in the United States, Canada, China, Russia and the Major Market Countries in connection with the performance of Development activities hereunder in advance of submission of any such IND or filing by such Party or any of its Affiliates, licensees or Sublicensees, and such Party will, and will cause its Affiliates, licensees or Sublicensees to, reasonably consider all comments timely provided by such other Party in connection therewith.

5.1.2                     To the extent permitted by the applicable Regulatory Authority, in connection with any IND or other filings in the United States, Canada, China, Russia and the Major Market Countries in connection with the performance of Development activities hereunder, each Party shall provide prior written notice reasonably in advance of, and the other Party shall have the right to have a designee participate in, meetings with such Regulatory Authorities being conducted by or on behalf of such Party or its Affiliates, licensees or Sublicensees, and the other Party shall have the right to participate in internal meetings or discussions of such Party or its Affiliates, licensees or Sublicensees (or the applicable portions thereof) occurring before or after, and related to, such meetings, and shall be provided with advance access to such Party’s materials prepared for such meetings.

5.1.3                     Each Party, in connection with any IND or other filings in the United States, Canada, China, Russia and the Major Market Countries in connection with the performance of Development activities hereunder, shall also have the right to review and comment upon any material correspondence between the other Party or its Affiliates, licensees or Sublicensees and the Regulatory Authorities or their agents.

5.1.4                     Each Party, in connection with any IND or other filings in the United States, Canada, China, Russia and the Major Market Countries in connection with the performance of Development activities hereunder, shall provide the other Party regularly prepared minutes of material meetings with any Regulatory Authority regarding Licensed Products in the Field conducted by or on behalf of such Party or its Affiliates, licensees or Sublicensees, and available material teleconference reports with any Regulatory Authority

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

regarding Licensed Products in the Field conducted by or on behalf of such Party or its Affiliates, licensees or Sublicensees.

5.1.5                     All materials provided under this Section 5.1 shall be deemed Confidential Information of the providing Party.

5.1.6                     To the extent that any filing made in connection with the performance of Development activities hereunder is an application for Regulatory Approval or Pricing Approval, this Section 5.1 shall not apply to such filing and Section 5.2 shall control with respect such filing. To the extent that any IND or other filing made in connection with the performance of Development activities hereunder is a required safety report to a Regulatory Authority, this Section 5.1 shall not apply to such filing and Section 5.6 shall control with respect such filing.

5.2                               Regulatory Approvals.

5.2.1                     As between the Parties, Mersana shall be solely responsible for, and shall solely own, all applications for Regulatory Approval and Pricing Approval with respect to Licensed Products in the Mersana Territory and Licensee shall be solely responsible for, and shall solely own, all applications for Regulatory Approval and Pricing Approval with respect to Licensed Products in the Licensee Territory (to the extent consistent with Section 5.6 and the Pharmacovigilance Agreement, which shall govern with respect to required safety reports to Regulatory Authorities). Each Party will allow the other Party a reasonable opportunity to review and comment on all applications for Regulatory Approval (and not applications for Pricing Approvals) in the United States, Canada, China, Russia and the Major Market Countries with respect to a Licensed Product in advance of submission of any such application for Regulatory Approval by such Party or any of its Affiliates, licensees or Sublicensees, and such Party will, and will cause its Affiliates, licensees or Sublicensees to, reasonably consider all comments timely provided by such other Party in connection therewith.

5.2.2                     To the extent permitted by the applicable Regulatory Authority, in connection with applications for Regulatory Approval (and not applications for Pricing Approval) in the United States, Canada, China, Russia and the Major Market Countries, each Party shall provide prior written notice reasonably in advance of, and the other Party shall have the right to have a designee participate in, meetings with such Regulatory Authorities being conducted by or on behalf of such Party or its Affiliates, licensees or Sublicensees, and the other Party shall have the right to participate in internal meetings or discussions of such Party or its Affiliates, licensees or Sublicensees (or the applicable portions thereof) occurring before or after, and related to, such meetings, and shall be provided with advance access to such Party’s materials prepared for such meetings.

5.2.3                     Each Party, in connection with applications for Regulatory Approval (and not applications for Pricing Approval) in the United States, Canada, China, Russia and the Major Market Countries, shall also have the right to review and comment upon any material correspondence between the other Party or its Affiliates, licensees or Sublicensees and the Regulatory Authorities or their agents.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

5.2.4                     Each Party, in connection with applications for Regulatory Approval (and not applications for Pricing Approval) in the United States, Canada, China, Russia and the Major Market Countries, shall provide the other Party regularly prepared minutes of material meetings with any Regulatory Authority regarding Licensed Products in the Field conducted by or on behalf of such Party or its Affiliates, licensees or Sublicensees, and available material teleconference reports with any Regulatory Authority regarding Licensed Products in the Field conducted by or on behalf of such Party or its Affiliates, licensees or Sublicensees.

5.2.5                     All materials provided under this Section 5.2 shall be deemed Confidential Information of the providing Party.

5.2.6                     To the extent that any application for Regulatory Approval and Pricing Approval is a required safety report to a Regulatory Authority, this Section 5.2 shall not apply to such filing and Section 5.6 shall control with respect such filing.

5.3                               Drug Master Files. If either Party or its Affiliates, licensees or Sublicensees has, during the Term, a Drug Master File with the FDA or equivalent that contains information necessary or useful to support or maintain an IND or application for Regulatory Approval or Pricing Approval (including as relating to any Licensee Technology arising after the Effective Date, in the case of Licensee, or Mersana Technology arising after the Effective Date, in the case of Mersana): such Party (x) shall notify the other Party of such Drug Master File and any subsequent amendments or changes made to such Drug Master File; (y) keep, or cause its Affiliate, licensee or Sublicensee, as applicable, to keep, each such Drug Master File properly maintained and up-to-date; and (z) in accordance with Section 2.5, shall have, and shall have the further right to grant Affiliates and Third Parties, the rights set forth in Section 2.5.

5.4                               Cooperation Between the Parties. Should a Party or its Affiliates, licensees or Sublicensees (the “Filing Party”) desire to file an IND or an application for Regulatory Approval or Pricing Approval, or equivalents of the foregoing, in each case for one or more Licensed Products pursuant to Section 5.1 or Section 5.2, the other Party (the “Non-Filing Party”) will provide, at the Filing Party’s request, subject to Section 2.5 (a) Mersana Regulatory Documentation (if the Non-Filing Party is Mersana) or Licensee Regulatory Documentation (if the Non-Filing Party is Licensee), to the extent it is able to do so without violating the terms of an agreement with a Third Party (and the Non-Filing Party shall be obligated to use good faith efforts to obtain consent from an applicable Third Party to do so) (including, for clarity, as necessary or useful to compile the Chemistry, Manufacturing and Controls section of an IND submission or an application for Regulatory Approval with respect to one or more Licensed Products, and including, for clarity, any Drug Master File to the extent set forth under Section 2.5 and Section 5.3) and which may be redacted to remove information as to which the other Party does not have rights hereunder (including information obtained through Independent Development to which the Filing Party has not opted in under Section 4.7.4), and (b) other technical information or other relevant information that the Non-Filing Party Controls and is within the scope of the license to the Filing Party hereunder (for clarity, in each case ((a) or (b)) excluding information obtained through Independent Development to which the Filing Party has not opted in under Section 4.7.4) solely for use in connection with any such INDs with regard to one or more Licensed Products or other application for Regulatory Approval or Pricing Approval or the maintenance thereof or as otherwise licensed hereunder. Without limitation of any other

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obligations hereunder, the Non-Filing Party shall provide reasonable assistance to the Filing Party, including in the event that the Non-Filing Party has led a study relevant to applicable filing or meeting with a Regulatory Authority (such reasonable assistance shall include, e.g., sending to such meeting a representative of the Non-Filing Party who has sufficient seniority, experience, and familiarity with the applicable study to participate in such meeting), as is reasonably requested by the Filing Party.

5.5                               Cooperation with Governmental Authorities.

5.5.1                     During the Term, upon request by Licensee, subject to Section 2.5, Mersana shall provide the Regulatory Authorities and other applicable Governmental Authorities in the Licensee Territory full access to all Mersana Regulatory Documentation (excluding any data or intellectual property deriving from Independent Development of Mersana, except as provided in Section 4.7.4, or any data or intellectual property otherwise excluded from the rights granted to Licensee hereunder) and all Mersana Platform Know-How, Mersana Product Know-How and Mersana Other Know-How, in each case, to the extent necessary for the Regulatory Authorities and other applicable Governmental Authorities in the Licensee Territory to consider and approve Licensee, its Affiliates or Sublicensees or a Third Party as a manufacturer of Licensed Products, or to consider and act upon any filings with such Governmental Authorities with respect to Licensed Products, including for Regulatory Approvals or Pricing Approvals of Licensed Products.

5.5.2                     During the Term, upon request by Mersana, subject to Section 2.5, Licensee shall provide the Regulatory Authorities and other applicable Governmental Authorities in the Mersana Territory full access to all Licensee Regulatory Documentation (excluding any data or intellectual property deriving from Independent Development of Licensee, except as provided in Section 4.7.4, or any data or intellectual property otherwise excluded from the rights granted to Mersana hereunder) and Licensee Product Know-How and Licensee Other Know-How, in each case, to the extent necessary for the Regulatory Authorities and other applicable Governmental Authorities in the Mersana Territory to consider and approve Mersana, its Affiliates, licensees or Sublicensees or a Third Party as a manufacturer of Licensed Products, or to consider and act upon any filings with such Governmental Authorities with respect to Licensed Products, including for Regulatory Approvals of Licensed Products.

5.6                               Pharmacovigilance Agreement. Prior to execution of the Pharmacovigilance Agreement, in no case shall the exchange of adverse events occur later than [***] days for fatal or life threatening adverse events, [***] days for other related serious adverse events, and [***] days for non-serious adverse events.  No later than [***] days after [***], the pharmacovigilance departments of each of Mersana and Licensee shall jointly determine the approach to be taken for the collection, review, assessment, tracking, exchange and filing of information related to adverse events associated with Licensed Products. Each Party shall be responsible for maintaining the study-specific safety databases for its respective Clinical Trials.  The Mersana Phase 1 Clinical Trials will not be disrupted or delayed due to any activities undertaken pursuant to this Section 5.6. Such approach shall be documented in a separate and appropriate written pharmacovigilance agreement and a safety data exchange agreement between the Parties which shall control with respect to the subject matter covered therein (collectively, the “Pharmacovigilance Agreement”). The Pharmacovigilance Agreement shall be in accordance

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

with, and enable the Parties and their Affiliates to fulfill, local and international regulatory reporting obligations to Regulatory Authorities and other Applicable Law. The Parties shall complete and execute the Pharmacovigilance Agreement no later than [***] days prior to the anticipated date of Licensee’s [***]. [***] shall establish, hold and maintain ([***]) the global safety database for Licensed Products, until the global safety database [***]. No later than [***] days prior to the anticipated date of Licensee’s [***], the Parties shall transfer the global safety database for Licensed Product [***] and [***] shall hold and maintain ([***]) the global safety database for Licensed Products thereafter. Prior to and at the time of such transfer of control, [***] hereby represents and warrants to [***] that the global safety database contains the complete set of information known to [***] and required to be collected by Applicable Law or the Pharmacovigilance Agreement. Each Party shall provide the other Party with all information reasonably necessary for the other Party to comply with its pharmacovigilance responsibilities worldwide pursuant to the Pharmacovigilance Agreement, including, as applicable, any adverse drug experiences (including those events or experiences that are required to be reported to the FDA under 21 C.F.R. sections 312.32 or 314.80 or to Regulatory Authorities outside the United States under corresponding Applicable Law outside the United States), from pre-clinical or clinical laboratory, animal toxicology and pharmacology studies, clinical studies and commercial experiences with one or more Licensed Products, in each case in the form reasonably requested by Licensee.

ARTICLE 6 - MANUFACTURING

6.1                               Generally. Under the oversight and coordination of the Joint Manufacturing Committee, the Parties shall collaborate to establish a Manufacturing process and two (2) supply chains for Licensed Products as described in this Article 6 for both Parties’ Development and Commercial needs hereunder. The Joint Manufacturing Committee shall prepare within [***] days following the Effective Date and periodically update a written global manufacturing plan (the “Global Manufacturing Plan”) which shall be subject to approval by the Joint Steering Committee and shall be part of the Global Development Plan. The Global Manufacturing Plan shall set forth the activities to be conducted by each Party with respect to the establishment of the clinical and commercial Manufacturing process and supply chains for Licensed Products (consistent with this Article 6) and shall contain budgets for any shared costs and associated timelines for such activities. The Global Manufacturing Plan shall contain the activities necessary for the establishment of one (1) supply chain (the “First Supply Chain”) no later than [***] months prior to the anticipated Initiation of the [***] Clinical Trial and the establishment of a second supply chain (the “Second Supply Chain”) on [***] by the Joint Manufacturing Committee, such date following the [***] of a Licensed Product. Following approval of the Global Manufacturing Plan by the Joint Steering Committee, each Party will use Commercially Reasonable Efforts to perform its activities thereunder.

6.2                               XMT-1519 Material Transfer and Process Development.

6.2.1                     XMT-1519 Material Transfer. Within [***] days of the execution of a three-way confidential disclosure agreement between Licensee, Mersana and [***], as necessary to comply with the provisions of this Article 6, each in a form reasonably acceptable to Licensee, Mersana and [***], Mersana shall transfer to [***].

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

6.2.2                     XMT-1519 Process Development. Following delivery of the XMT-1519 [***] pursuant to Section 6.2.1, Licensee shall conduct Development activities under or pursuant to the Global Manufacturing Plan or as agreed upon by the Joint Manufacturing Committee at the Parties’ shared cost as set forth under Section 6.8.1. Licensee shall update the Joint Manufacturing Committee regarding the status and results of such Development activities at each meeting of the Joint Manufacturing Committee.

6.3                               Mersana Initial Supply. Within [***] days after Initiation of the first [***] Clinical Trial, the Parties shall enter into an agreement pursuant to which Mersana shall supply Licensed Products (“Mersana Supply Agreement”) to meet [***]. For clarity, under the Mersana Supply Agreement, Mersana shall be responsible for the supply of [***]. The cost of such supply shall be as set forth under Section 6.8.2. The transition from supply of Licensed Products and XMT-1519 under the Mersana Supply Agreement to supply of Licensed Products and XMT-1519 under the First Supply Chain Supply Agreements shall not disrupt the supply of Licensed Products or XMT-1519 to either Party.

6.4                               Establishment of First Supply Chain.

6.4.1                     General. In accordance with the Global Manufacturing Plan, the Parties shall collaborate to establish the First Supply Chain. Until the Second Supply Chain is established and the First Supply Chain is modified in accordance with Section 6.5.2, Licensee shall be responsible for the [***], and Mersana shall be responsible [***]. The Joint Manufacturing Committee shall set forth in the Global Manufacturing Plan the Party that shall be responsible for fill and finish of Licensed Products in the First Supply Chain.

6.4.2                     XMT-1519 Technology Transfer. In accordance with the Global Manufacturing Plan and in order to establish the First Supply Chain in a timely manner, the Joint Manufacturing Committee will establish a plan for the transfer by Mersana of its [***] (the “XMT-1519 Technical Transfer Plan”). The transition from supply of Licensed Products and XMT-1519 under the First Supply Chain Supply Agreements to supply of Licensed Products and XMT-1519 upon establishment of the Second Supply Chain in accordance with Section 6.5.2 shall not disrupt the supply of Licensed Products or XMT-1519 to either Party. The XMT-1519 Technical Transfer Plan shall be consistent with the [***]. Following approval of the XMT-1519 Technical Transfer Plan by the Joint Manufacturing Committee, each Party will use Commercially Reasonable Efforts to perform its activities thereunder. To enable such XMT-1519 supply, under the XMT-1519 Technical Transfer Plan Mersana shall, or [***]. Such transfer may be conducted in a step-wise manner if mutually agreed under the XMT-1519 Technical Transfer Plan for the purpose of ensuring the complete and timely transfer of such Know-How. Notwithstanding the foregoing, Mersana shall only be required to deliver such Know-How in its [***].

6.4.3                     First Supply Chain Supply Agreements. No later than [***] months prior to the anticipated Initiation of the [***] Clinical Trial, the Parties shall enter into one or more agreements pursuant to which [***] (the “First Supply Chain Supply Agreements”) to meet such other Party’s Development and Commercial needs hereunder in mutually agreeable quantities until establishment of the Second Supply Chain and execution of the Mutual Secondary Supply Agreements.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

6.5                               Establishment of Second Supply Chain; Modification of First Supply Chain.

6.5.1                     Mutual Technology Transfer. In accordance with the Global Manufacturing Plan and in order to establish the Second Supply Chain, the Joint Manufacturing Committee will establish a plan for the transfer (a) by Licensee of the [***] and (b) by Mersana of [***], in each case that has not already been provided, to enable each Party to establish Manufacturing capabilities necessary for each Party to provide for its own Commercial and Development needs of Licensed Products and any Component and serve as a secondary source to the other Party, including agreed upon capacity expectations for each Party (the “Technical Transfer Plan”). Following approval of the Technical Transfer Plan by the Joint Manufacturing Committee, each Party will use Commercially Reasonable Efforts to perform its transfer activities and to achieve its supply and secondary source capabilities in accordance with such Technical Transfer Plan and to obtain related regulatory filings to allow for the use of the Second Supply Chain and the modified First Supply Chain. To enable the foregoing, under the Technical Transfer Plan each Party shall initiate and complete transfer to the other Party of all [***], that is necessary or useful to enable the Manufacture of Licensed Products (including any Component, as applicable) and not previously transferred to such other Party under this Agreement by providing copies or samples of relevant documentation, materials or other embodiments of such [***] to such other Party and by making available its qualified technical personnel on a reasonable basis to consult with such other Party with respect to Licensed Products or any Component. Such transfer may be conducted in a step-wise manner if mutually agreed under the Technical Transfer Plan for the purpose of ensuring the complete and timely transfer of such [***]. Notwithstanding the foregoing, each Party shall only be required to deliver such [***] in its or its Affiliates’ Control and its or its Affiliates’ or CMO’s possession and shall not be required to produce or create any additional such [***]. [***] percent [***] of any FTE Costs and the direct out-of-pocket costs and expenses incurred by either Party or its Affiliate under this Section pursuant to a budget adopted by the Joint Manufacturing Committee, which costs shall be considered Shared [***] Development Costs and subject to Section 4.8.

6.5.2                     Establishment of Second Supply Chain and Modification of First Supply Chain. In accordance with the Global Manufacturing Plan and once the applicable technology transfers have been completed as described in Section 6.5.1, the Parties will coordinate in good faith to transition (a) the Manufacture of Licensed Products for [***] to the Second Supply Chain (maintaining the First Supply Chain, as modified, as a back-up supply chain) and (b) the Manufacture of XMT-1519 to [***] for the First Supply Chain, respectively, in each case on a timetable consistent with obtaining any required regulatory approvals for the applicable country(ies). The Parties shall use Commercially Reasonable Efforts to achieve such activities on a timeline consistent with the Global Manufacturing Plan. The commencement of use of the Second Supply Chain will occur following the [***] of a Licensed Product on a schedule determined by the Joint Manufacturing Committee. Without limiting the foregoing, the Parties will cooperate to avoid any disruption in supply of Licensed Products or Components. Once the transfers and regulatory approvals have been obtained, as described above, (i) [***] be responsible for the [***], and (ii) [***] shall be responsible for the [***]. Following the transfers and regulatory approvals above, it is intended that, the modified First Supply Chain shall meet [***] Development and Commercial needs hereunder and serve as a secondary source of supply of Licensed Products and Components to the [***] and the Second Supply Chain shall meet

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

[***] Development and Commercial needs hereunder and serve as a secondary source of supply of Licensed Products and Components to [***]  (subject to required regulatory approvals).

6.5.3                     Mutual Secondary Supply Agreements. In connection with the establishment of the Second Supply Chain, the Parties shall enter into one or more agreements setting forth the terms under which each Party shall [***] for the Licensed Products and any Component (the “Mutual Secondary Supply Agreements”) to meet such [***] Development and Commercial needs hereunder in mutually agreeable quantities.

6.6                               Form of Material Transfer. Any material transfer conducted under this Agreement shall be conducted using a mutually agreed form of material transfer agreement that complies with any Third Party agreements as applicable.

6.7                               Third Party Suppliers. The Parties acknowledge that each Party may contract with Third Parties to fulfill their obligations to Manufacture and supply Licensed Products or  Components hereunder (each, a “CMO”) subject to the approval of such CMO (unless such CMO is an Existing CMO) by the Joint Manufacturing Committee pursuant to Section 3.3.3(b)(8). Set forth in Schedule 6.7 are Mersana’s CMOs providing any Licensed Product Manufacturing critical service or product as of the Effective Date (the “Existing CMOs”). The Parties hereby agree that each Existing CMO is deemed to be an Approved CMO solely for performance of Manufacturing of Licensed Products and Components, as the case may be, within the scope of the applicable Existing CMO Agreement. Through the Joint Manufacturing Committee, each Party shall keep the other informed of all activities of its CMOs and material information related to Manufacturing Licensed Products or Components. Each Party shall provide the other Party with reasonable access to its CMOs, including permitting and enabling such other Party to accompany such Party in audits and inspections and using reasonable efforts to cause its CMOs to permit such other Party to conduct audits and inspections, as well as for regulatory purposes and technical transfer and including using reasonable efforts to amend any existing agreements with its CMOs to enable compliance with this Section 6.7. The Parties will coordinate audits and inspections of CMOs through the Joint Manufacturing Committee. Other than agreements in effect as of the Effective Date with Existing CMOs, each Party will provide the other Party with each CMO agreement prior to execution for review and comment and to ensure terms are consistent with the contracting Party’s obligations hereunder and under the Mersana Supply Agreement, the First Supply Chain Supply Agreements and the Mutual Secondary Supply Agreements, as applicable. All CMO agreements in effect, or in substantially final draft, as of the Effective Date with Existing CMOs have been provided to Licensee for review prior to the Effective Date (the “Existing CMO Agreements”). Comments received within [***] Business Days will be given good faith consideration; provided, however, that each Party shall have final say with respect to the terms and conditions on which it enters into any commercial supply agreement with any CMO subject to the terms of the Mersana Supply Agreement, First Supply Chain Supply Agreements or Mutual Secondary Supply Agreements, as applicable. At either Party’s request, the other Party shall disclose to the requesting Party the names of such other Party’s existing, back-up or alternative CMOs for Licensed Products and Components. Such requesting Party shall not contact any of the other Party’s CMOs or enter into any agreements with such existing and back-up or alternative CMOs to Manufacture Licensed Products (or Components) on the requesting Party’s behalf, except as may be permitted above,

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coordinated through the Joint Manufacturing Committee or permitted under the Mersana Supply Agreement, First Supply Chain Supply Agreements or Mutual Secondary Supply Agreements.

6.8                               Cost of Supply.

6.8.1                     Manufacturing Development Costs. The Development Costs incurred by either Party or its Affiliate, licensee or Sublicensee in the performance of Development activities related to Manufacturing process development and scale-up set forth in or otherwise consistent with the Global Development Plan (including the Global Manufacturing Plan) shall be Shared Post-Phase I Development Costs and shared (50%:50%) between the Parties in accordance with Section 4.6.5, subject to Section 4.8; provided, however, if any such activities only relate to one Party’s territory, such costs shall be borne solely by such Party in accordance with Section 4.6.3 or Section 4.6.4; provided, further, that under no circumstances shall capital costs or any depreciation of capital incurred in the performance of such activity constitute part of the Shared Post-Phase I Development Costs.

6.8.2                     Clinical Supply. The Supply Cost of Licensed Products, or Components, for a Development activity conducted by either Party or its Affiliates, licensees or Sublicensees under the Global Development Plan shall be shared (50%:50%) between the Parties if the costs of such Development activity are subject to Section 4.6.5 or paid one hundred percent (100%) by the Party supplied if the costs of such Development activity are subject to Section 4.6.3 or Section 4.6.4; provided that if used for joint Development under Section 4.6.5, the Supply Cost of such Licensed Products or Components shall be initially paid by the Party conducting the applicable Clinical Trial or other Development activity and such Party shall submit and receive reimbursement for fifty percent (50%) of such costs under Section 4.8 as Development Costs.

6.8.3                     Commercial Supply. The cost of supply by either Party to the other Party of Licensed Products for commercial sale or of Components for use in the Manufacture of Licensed Products for commercial sale on and after the First Commercial Sale of such Licensed Product, shall be equal to the Supply Cost thereof plus, if desired by both Parties, a mutually agreed markup and paid [***] percent [***] by the Party supplied.

6.9                               Quality Agreement. Supply of any Licensed Product or Component hereunder will be in accordance with an applicable written quality agreement between the Parties setting forth the terms and conditions upon which each Party shall conduct its quality activities in connection with such supply (each, a “Quality Agreement”).

ARTICLE 7 — COMMERCIALIZATION

7.1                               Global Commercialization Plan. The Joint Commercialization Committee shall develop and approve an initial Global Commercialization Plan at least [***] years prior to the anticipated [***]. After adoption of the initial Global Commercialization Plan, the Joint Commercialization Committee shall review the Global Commercialization Plan and approve any revisions or changes to the Global Commercialization Plan at least [***] for the following [***]. For clarity, the Global Commercialization Plan shall include high level guidelines regarding global strategies, goals and standards, but not the specific activities to be undertaken by each Party or budgets for such activities to achieve such goals. Each Party shall use good faith efforts

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to Commercialize Licensed Products in a manner consistent with the Global Commercialization Plan and Global Branding Strategy. If a Party becomes aware of any Commercialization activity conducted by such Party or any of its Affiliates, licensees or Sublicensees that materially deviates from the Global Commercialization Plan or Global Branding Strategy, it shall promptly notify the other Party of such deviation.

7.2                               Commercialization by Mersana. During the Term, Mersana shall be solely responsible for Commercializing Licensed Products in the Field in the Mersana Territory. Mersana shall be responsible for [***] percent [***] of the expenses (including pre-launch activities and other Commercialization expenses) incurred in connection with the Commercialization of Licensed Products in the Field in the Mersana Territory (except for shared branding costs as specified under Section 7.6).

7.3                               Commercialization by Licensee. During the Term, Licensee shall be solely responsible for Commercializing Licensed Products in the Field in the Licensee Territory. Licensee shall be responsible for [***] percent [***] of the expenses (including pre-launch activities and other Commercialization expenses) incurred in connection with the Commercialization of Licensed Products in the Field in the Licensee Territory (except for shared branding costs as specified under Section 7.6).

7.4                               Commercialization Diligence.

7.4.1                     Upon Regulatory Approval in a country in the Licensee Territory for a Licensed Product, Licensee shall use Commercially Reasonable Efforts to Commercialize such Licensed Product in the Field in such country.

7.4.2                     During the Term, Mersana shall:

(a)                                 use commercially reasonable efforts, [***] to commercialize Licensed Products consistent with its obligations set forth in Section 4.3 of the [***]

(b)                                 use Commercially Reasonable Efforts (for clarity, as defined under this Agreement) to conduct such Commercialization as is necessary to prevent the occurrence of any obligation to grant any license or assignment as provided under Section 4.3(c)(iii) of the Adimab Agreement that relates in any way to Licensed Products.

7.5                               Commercialization Reports. Regarding the Commercialization of Licensed Products, Licensee shall update the Joint Commercialization Committee at each meeting regarding the expected and actual date of [***] in each country in the Licensee Territory, its material Commercialization activities involving Licensed Products in the Licensee Territory, including a report, in a form agreed upon by the Joint Commercialization Committee, summarizing such material Commercialization activities and the timing of such activities. Such reports submitted by Licensee shall cover the subject matter at a level of detail reasonably sufficient to enable Mersana to determine Licensee’s compliance with its diligence obligations pursuant to Section 7.4. Mersana shall have the opportunity to seek further explanation or clarification of matters covered in such reports and to provide observations and suggestions to Licensee regarding the subject matter thereof and Licensee shall promptly provide such

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explanation or clarification and shall consider such observations and suggestions in good faith. Furthermore, if after receiving such a report Mersana wishes to meet with Licensee to discuss such report, Licensee shall meet with Mersana within [***] days of any request by Mersana. The location of any such meetings shall alternate between the Parties’ offices, with the first such meeting at Mersana’s offices in Cambridge, MA; provided that any such meeting may occur at any other site reasonably acceptable to both Parties.

7.6                               Product Branding.

7.6.1                     Branding Strategy. The Parties, through the Joint Commercialization Committee, shall use good faith efforts to generate and adopt (and thereafter may modify and update) a global branding strategy for Licensed Products for use in the Field throughout the world, including key messages and any desired shared trademarks with respect to Licensed Products, (the “Global Branding Strategy”). In the event the Parties desire to conduct a joint process for considering trademarks for the Licensed Products, then the Parties shall coordinate through the Joint Commercialization Committee and share [***] external out-of-pocket costs incurred in connection with such selection process (including naming agency fees). Upon request by a Party, the other Party shall provide copies of promotional materials or educational materials as then used by such other Party in the Commercialization of Licensed Products in the Field in the Mersana Territory or any Major Market Country, as applicable.

7.6.2                     Conference Booths. Subject to Section 3.3.2(b)(7) and Applicable Law, Licensee may participate in scientific and medical conferences in the Mersana Territory, but shall not knowingly discuss Licensed Products with any prescribers residing in the Mersana Territory. Subject to Section 3.3.2(b)(7) and Applicable Law, Mersana may participate in scientific and medical conferences in the Licensee Territory, but shall not knowingly discuss Licensed Products with any prescribers residing in the Licensee Territory.

7.6.3                     Trademarks and Trade Dress.

(a)                                 Party’s House Marks. To the extent permitted and except as otherwise required by Applicable Law, unless otherwise agreed by the Joint Commercialization Committee, and subject to obtaining necessary Regulatory Authority approvals, with respect to Licensed Products to be sold by Licensee or on behalf of Licensee, its Affiliates or Sublicensees in the Licensee Territory, Licensed Products shall be branded solely with the house mark of Licensee or its Affiliate, licensee or Sublicensee (at Licensee’s sole discretion, subject to Applicable Law) and any Licensed Product Trademark consistent with this Agreement. To the extent permitted and except as otherwise required by Applicable Law, unless otherwise agreed by the Joint Commercialization Committee, and subject to obtaining necessary Regulatory Authority, with respect to Licensed Product to be sold by Mersana or on behalf of Mersana, its Affiliates, licensees or Sublicensees in the Mersana Territory, Licensed Product shall be branded solely with the house mark of Mersana or its Affiliate, licensee or Sublicensee (at Mersana’s sole discretion, subject to Applicable Law) and any Licensed Product Trademark consistent with this Agreement.

(b)                                 Licensed Product Trademarks and Trade Dress. Each Party shall inform the Joint Commercialization Committee of the trademark(s) and trade dress that

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such Party selects for use to Commercialize Licensed Product in the Field in the Mersana Territory with respect to Mersana and in the Major Market Countries with respect to Licensee (the “Licensed Product Trademarks” and the “Licensed Product Trade Dress”, respectively), and each Party shall use good faith efforts to make its Licensed Product Trademarks and Licensed Product Trade Dress consistent with the Global Branding Strategy. For clarity, the provisions set forth under this Section 7.6.3(b) shall apply for brand name(s) and non-proprietary name(s) (including World Health Organization international nonproprietary name(s) and United States adopted name(s)), as applicable, of Licensed Products.

(1)                                 The Licensed Product Trademarks and Licensed Product Trade Dress under which one or more Licensed Products are marketed or sold (other than the Parties’ corporate trademarks or trade names) shall be used by Mersana and Licensee only pursuant to the terms of this Agreement to identify and in connection with the Commercialization of Licensed Products in the Field, and shall not be used to identify or in connection with the marketing of any other products.

(2)                                 Mersana shall own and shall be responsible for all trademark activities (including filing, prosecuting, registering, maintenance, surveillance and enforcement) in the name of Mersana or its designated Affiliate for its Licensed Product Trademarks in the Mersana Territory (the “Mersana Trademarks”) and for all trade dress activities for Licensed Products in the Mersana Territory. Mersana shall bear all costs associated with all such Mersana Trademark activities and Mersana Territory trade dress activities.

(3)                                 Licensee shall own and shall be responsible for all trademark activities (including filing, prosecuting, registering, maintenance, surveillance and enforcement) in the name of Licensee or its designated Affiliate for its Licensed Product Trademarks in the Licensee Territory (the “Licensee Trademarks”) and for all trade dress activities for Licensed Products in the Licensee Territory. Licensee shall bear all costs associated with all such Licensee Trademark activities and Licensee Territory trade dress activities.

(4)                                 Licensee hereby grants to Mersana a non-exclusive, royalty-free, sublicensable right and license during the Term to utilize such Licensee Trademarks in order to perform Manufacturing and the other activities required to be performed by or on behalf of Mersana hereunder and under the Mersana Supply Agreement, the First Supply

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Chain Supply Agreements and Mutual Secondary Supply Agreements. Mersana hereby grants to Licensee a non-exclusive, royalty-free, sublicensable right and license during the Term to utilize such Mersana Trademarks in order to perform Manufacturing and the other activities required to be performed by or on behalf of Licensee hereunder and under the First Supply Chain Supply Agreements and Mutual Secondary Supply Agreements.

(5)                                 Notwithstanding the foregoing, Mersana shall own any nonproprietary name(s) of Licensed Products. Any such names shall be generated at the Parties’ [***] cost. Licensee shall have the right to participate fully in the nonproprietary name selection process and comments offered by Licensee shall be considered in good faith by Mersana; provided that Mersana shall have final decision-making authority with respect to such selection.

(6)                                 Mersana hereby grants to Licensee a non-exclusive, royalty-free, sublicensable right and license during the Term to utilize the nonproprietary name(s) in order to conduct activities under this Agreement.

(7)                                 In the event that either Party become aware of any counterfeiting activity with respect to a Licensed Product, such Party shall use Commercially Reasonable Efforts to (a) notify the other Party, and (b) have such counterfeit product removed from the marketplace and to prevent future counterfeiting. For clarity, neither Party shall have any duty with regard to counterfeiting activity of which it lacks knowledge, and neither Party shall have a duty to investigate with regard to such activity.

(8)                                 Each Party shall own and retain all right, title and interest in and to any and all domain names (including both gTLDs and ccTLDs) and any social media name, tag or handle or similar identifier (collectively, “Domain Names”) that incorporate, in whole or in part, any of its trademarks or names, and shall have the sole right and responsibility, to  administer, manage, and control the content of any website associated with, and use, those Domain Names that incorporate, in whole or in part, any of its trademarks under the terms and conditions below. Each Party shall not, and shall cause its Affiliates and its and their respective licensees or Sublicensees not to, register any Domain Name that incorporates in whole or in part any trademark that is confusingly similar to, a colorable imitation of, or

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deceptive with respect to, or that dilutes any trademark of the other Party. In the event that there is a Licensed Product Trademark that the Parties mutually agree will be used in both the Licensee Territory and the Mersana Territory, the Parties shall coordinate regarding the allocation of Domain Names that contain such Licensed Product Trademarks.

(c)                                  Use of Trademarks. Each Party shall only use the other Party’s trademarks with the necessary trademark designations, and each Party shall use the other Party’s trademarks, names and logos in a manner that does not derogate from the other Party’s rights in its trademarks, names and logos. Each Party will take no action that will interfere with or diminish the other Party’s rights in its respective trademarks, names and logos, and if a Party reasonably believes that the use of its trademarks, names and logos by the other Party hereunder is interfering with or diminishing its rights, such Party shall notify the other Party thereof in writing and such other Party shall promptly cease use of such trademarks, names or logos in such manner. At no time during or after the Term shall either Party challenge or assist others to challenge the other Party’s trademarks or the registrations thereof. Each Party agrees that all use of the other Party’s trademarks, names and logos will inure to the benefit of such other Party, including all goodwill in connection therewith. Each Party agrees not to register, seek to register or cause to be registered any Licensed Product Trademarks, or Licensed Product Trade Dress, logos or slogans, owned by the other Party or any variation thereof or any trademark, name or logo confusingly similar thereto, except to the extent consistent with the Global Branding Strategy.

7.7                               Booking of Sales; Distribution. As between the Parties, Mersana shall have the sole right to invoice and book sales, establish all terms of sale (including pricing and discounts) and warehouse and distribute Licensed Products in the Mersana Territory and perform or cause to be performed all related services, and Licensee shall have the sole right to invoice and book sales, establish all terms of sale (including pricing and discounts) and warehouse and distribute Licensed Products in the Licensee Territory and perform or cause to be performed all related services. As between the Parties, Mersana shall handle all returns, recalls or withdrawals, order processing, invoicing, collection, distribution and inventory management with respect to Licensed Products in the Mersana Territory, and Licensee shall handle all returns, recalls or withdrawals, order processing, invoicing, collection, distribution and inventory management with respect to Licensed Products in the Licensee Territory. Each Party shall notify the other Party within a reasonable period after commencing any recall of any lot of Licensed Products. Recalls shall be further addressed in the applicable Quality Agreement(s) and the Mersana Supply Agreement, First Supply Chain Supply Agreements and Mutual Secondary Supply Agreements.

ARTICLE 8 - FEES, MILESTONES AND ROYALTIES

8.1                               Upfront Fee. Following the Effective Date, Mersana shall issue an invoice to Licensee, and within [***] days of receiving such invoice, Licensee shall pay to Mersana an upfront fee of twenty-six million five hundred thousand dollars ($26,500,000), payable by wire transfer of immediately available funds according to instructions that Mersana shall provide. In the event that the IND Clearance Date has not occurred prior to January 30, 2017, thirteen

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million two hundred and fifty thousand dollars ($13,250,000) of the upfront fee paid under Section 8.1 shall be creditable towards clinical and sales milestones that are or become due under the Platform Agreement.

8.2                               Equity Investments in Mersana.

8.2.1                     From the Effective Date and until the earliest of (a) the [***] anniversary of the Effective Date, (b) [***] and (c) [***], Licensee shall be required pursuant to the terms of this Section 8.2 to invest in Mersana the Equity Financing Purchase Amount in an Equity Financing. The “Equity Financing” shall mean the next sale (or series of related sales) (i.e., the next funding round), if any, [***].

8.2.2                     Mersana shall notify Licensee at least [***] days prior to the closing of the Equity Financing and provide drafts of the transaction documents, and Licensee shall purchase the number of shares of Mersana’s preferred stock issued in such Equity Financing equal to the Equity Financing Purchase Amount divided by the price per share paid by the other purchasers of the shares of Mersana’s preferred stock sold in the Equity Financing, and Licensee shall execute and deliver to Mersana, and shall be entitled to all rights [***], including, without limitation, information and inspection rights and a right of first offer on new issuances (subject to all applicable obligations), of other purchasers in the Equity Financing to the extent set forth in, all transaction documents as may be reasonably requested by Mersana that are entered into by other purchasers participating in the Equity Financing, including a purchase agreement, an investor rights agreement and other ancillary agreements, with customary representations and warranties and transfer restrictions (including a customary lock-up or market standoff agreement of [***] days following the IPO); provided that Licensee shall not be subject to any “pay-to-play” or similar feature in respect of the shares of preferred stock purchased under this Section 8.2.2.

8.2.3                     From the Effective Date and until the earliest of (a) the [***] anniversary of the Effective Date, (b) [***] and (c) [***], Licensee shall be required in accordance with this Section 8.2.3 to invest in Mersana in a concurrent private placement at the time of the first underwritten public offering of Mersana’s common stock (the “IPO”). Mersana shall notify Licensee at least [***] days prior to the closing of the IPO, and Licensee shall purchase (to the extent that Mersana deems permissible under the federal securities laws, the rules and regulations of the Financial Industry Regulatory Authority, Inc., and all other Applicable Laws, rules and regulations), in a private offering exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), concurrently with the IPO, at a purchase price equal to the price per share of common stock sold to the public in the IPO, a number of shares of Mersana’s common stock equal to the IPO Purchase Amount divided by the price per share of common stock sold to the public in the IPO. Such purchase shall be on terms customary for such an investment, including as set forth in a customary stock purchase agreement reasonably satisfactory to Licensee and Mersana and an agreement to execute and deliver to Mersana a customary lock-up or market standoff agreement of [***] days following the IPO, but shall not include any obligation by Mersana to register the shares sold to Licensee in such private offering other than customary piggyback registration rights in subsequent registrations pari passu to those that are or have been granted to other investors in Mersana (which piggyback rights shall be included in such stock purchase agreement, in an investor rights agreement to which other investors are a party or in another applicable agreement).

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8.2.4                     The “Equity Financing Purchase Amount” shall mean the lesser of (a) [***] dollars [***] or, if the Equity Financing is consummated [***], at the election of Licensee, [***] dollars [***], and (b) such amount in US dollars such that Licensee’s total ownership of all shares of Mersana following its acquisition of shares of Mersana in accordance with this Section 8.2 would equal [***] percent [***] of the then issued and outstanding common stock of Mersana on a fully diluted basis.

8.2.5                     The “IPO Purchase Amount” s shall mean (A) in the event an IPO occurs following an Equity Financing, at Licensee’s election, either (i) twenty million dollars ($20,000,000) minus the Equity Financing Purchase Amount or (ii) ten million dollars ($10,000,000), or (B) in the event an IPO occurs without Mersana having completed an Equity Financing, then (x) if the IND Clearance Date has occurred prior to the IPO, twenty million dollars ($20,000,000) or (y) if the IND Clearance Date has not occurred prior to the IPO, at Licensee’s election either twenty million dollars ($20,000,000) or zero dollars ($0); provided, however, that the amount pursuant to clause (A) or (B) above, as applicable, shall be reduced as needed to such amount in US dollars so that Licensee’s total ownership of all shares of Mersana following its acquisition of shares of Mersana in accordance with this Section 8.2 would equal [***] percent [***] of the then issued and outstanding common stock of Mersana on a fully diluted basis.

8.2.6                     If Licensee invests in Mersana in an Equity Financing, commencing with the closing of such investment and ending on the earlier of (a) [***], (b) [***], or (c) [***], Licensee shall have the right to designate [***] board observer from Licensee’s scientific organization who will be entitled to receive notice of and attend all meetings of the Board of Directors (and any committee thereof), participate in all deliberations of the Board of Directors (and any committee thereof) and receive copies of all notices, minutes, reports, actions by written consent and other materials provided to the members of the Board of Directors (and any committee thereof) when such documents and materials are provided to the members of the Board of Directors or such committee; provided that the board observer shall not have the right to receive any information or materials or to participate in any meetings (x) to the extent Mersana determines in good faith and based on the advice of counsel that the provision of such information or materials to the board observer or the board observer’s participation in such meetings could result in a waiver of the attorney-client privilege, or (y) to the extent Mersana determines in good faith (i) that the information, materials or meeting relates directly and substantially to any matter in which Licensee has a material business or financial interest adverse to Mersana or (ii) that the provision of such information or materials to the board observer or the board observer’s participation in such meetings could result in a conflict-of-interest. At Mersana’s request, such board observer shall execute a confidentiality agreement in a form reasonably acceptable to Mersana.

8.3                               Royalties Payable by Licensee.

8.3.1                     During Royalty Term. Licensee shall pay to Mersana royalties on Net Sales of each Licensed Product during the applicable Royalty Term for such Licensed Product in the Licensee Territory, which royalties shall be paid at the following rates as set forth below:

(a)                                 [***] of the portion of Net Sales of such Licensed Product [***];

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(b)                                 [***] of the portion of Net Sales of such Licensed Product [***]; and

(c)                                  [***] of the portion of Net Sales of such Licensed Product [***];

(d)                                 For avoidance of doubt, the incremental royalty rates set forth above shall only apply to that portion of the Net Sales that falls within the indicated range of sales. By way of example, if, during a Calendar Year, Net Sales of a Licensed Product were equal to [***] dollars [***], the royalty payable by Licensee would be calculated by adding (i) the royalty due on Net Sales with respect to the first [***] dollars [***] at the first level percentage of [***]  percent [***], (ii) the royalty due on Net Sales with respect to the next [***] dollars [***] at the second level percentage of [***] percent [***]. The obligation to pay royalties shall be imposed only once with respect to the same unit of such Licensed Product sold by Licensee, its Affiliates or Sublicensees; and

(e)                                  If and for so long as there is a Biosimilar/Generic Product being sold by a Third Party in a [***] in a country in the Licensee Territory with respect to a Licensed Product, then the royalties otherwise payable by Licensee to Mersana in such country pursuant to Sections 8.3.1(a), 8.3.1(b), and 8.3.1(c) with respect to such Licensed Product shall be reduced by the percent set forth below of the amounts otherwise owed:

Biosimilar/Generic Products unit volume sales for each Licensed Product in such country, as a percentage of total sales of such Licensed Product and Biosimilar/Generic Products in such country	Reduction rate
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Such reduction shall apply first and any other step downs applicable shall be applied following the calculation of such reduction. The Parties will select a mutually agreeable independent Third Party to identify and calculate the Biosimilar/Generic Products unit volume sales for each Licensed Product in a [***] in a country in the Licensee Territory and such unit volume sales amounts shall be included in each Royalty Report provided for under Article 9. In the event that such independent Third Party is not available or otherwise able to accurately determine or calculate the Biosimilar/Generic Product unit volume sales, Licensee shall calculate the Biosimilar/Generic Product unit volume sales based on available data in good faith. In the event Mersana disputes Licensee’s calculation of any Biosimilar/Generic Product unit volume

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sales for such Licensed Product in a country in the Licensee Territory, Mersana may by written notice to Licensee require that such dispute be resolved in accordance with Section 20.3 by and submitted to a [***] pursuant to Section 20.3.4; provided, that Licensee shall have the right to take royalty reductions pursuant to this Section 8.3.1(e) pending resolution of any such dispute, calculated using its good faith calculation of the Biosimilar/Generic Product unit volume sales pursuant to the preceding sentence; provided, further, that if any such dispute is resolved in favor of Mersana, within [***] days of such resolution, Licensee shall pay to Mersana any adjustment in royalties due pursuant to Sections 8.3.1(a), 8.3.1(b), and 8.3.1(c) as required by such resolution together with the interest payment required by Section 8.11.

Mersana acknowledges and agrees that the sales levels set forth in this Section 8.3 and in Section 8.8 shall not be construed as representing an estimate or projection of anticipated sales of Licensed Products or implying any level of diligence or Commercially Reasonable Efforts in the Licensee Territory and that the sales levels set forth in Section 8.3 and in Section 8.8 are merely intended to define Licensee’s royalty and other payment obligations, as applicable, in the event such sales levels are achieved and that the sales levels set forth in Section 8.3 and in Section 8.8 are merely intended illustrative purposes only.

8.3.2                     Royalty for Joint Patent Rights. In the event that the Royalty Term for a Licensed Product in a country in the Licensee Territory has not expired, but there is no Valid Patent Claim of a Mersana Patent Right that Covers such Licensed Product in such country and the Royalty Term remains in effect in such country solely due to the existence of one or more Valid Patent Claim(s) of Joint Patent Right(s) that Cover such Licensed Product in such country, Licensee shall pay to Mersana royalties on Net Sales of such Licensed Product equal to [***] percent [***] of the royalties otherwise payable by Licensee to Mersana for such Licensed Product in such country pursuant to Sections 8.3.1(a), 8.3.1(b) and 8.3.1(c) after applying the reductions set forth in Sections 8.3.1(e) and 8.4. In order to appropriately calculate any step-downs hereunder, in the event that [***] royalty rates are applicable with respect to a Licensed Product in a country in any given [***]  (e.g., if a royalty threshold occurs during a given [***]) and there is any applicable step-down in such country in such [***], then an effective [***] shall be calculated and used for such Licensed Product in such country in such [***] and any step-downs shall be applied to such effective [***].

8.4                               Third Party Payments.

8.4.1                     Subject to Section 8.4.2, Licensee shall be responsible for paying [***]  owed by Mersana [***] to the extent due as a result of Development, Manufacture, or Commercialization of Licensed Products in the Licensee Territory by Licensee, its Affiliates or its Sublicensees. Licensee shall include the Net Sales [***] of Licensed Products in the Licensee Territory and the calculation of any royalties due on such Net Sales [***] in each Royalty Report. Licensee shall pay the amount of such royalties to [***], on the date such Royalty Report is due pursuant to Section 9.1.2. For clarity, Licensee shall not be responsible for paying [***].

8.4.2                     Licensee shall be entitled to deduct from royalties due to Mersana under Section 8.3 with respect to sales of a Licensed Product in a particular country in the Licensee Territory an amount equal to [***]  percent [***] of (a) any Third Party Payments including those paid by Licensee under Section 8.4.1 or (b) any amounts paid by Licensee or any of its

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Affiliates to Mersana as reimbursement for amounts owed for Third Party IP Rights pursuant to Section 12.3, which Third Party IP Rights would, but for ownership of or the grant of a license to such Third Party IP Rights, [***], provided that with respect to any Third Party Payments or other amounts owed to a Third Party pursuant to clauses (a) and (b) above that are not specific to the [***] (such as, for example, an amount paid in lump-sum for both such Licensed Product and an unrelated product), only payments that are reasonably allocated to such sales of such Licensed Product in such country in the Licensee Territory as mutually agreed by the Parties may be used for the deduction provided in this Section 8.4.2. If the Parties fail to agree on such allocation, either Party may by written notice require that such dispute be resolved in accordance with Section 20.3 and submitted to a [***] pursuant to Section 20.3.4.

8.4.3                     Notwithstanding anything to the contrary, in no event shall the royalty payments to Mersana pursuant to Section 8.3 be reduced pursuant to this Section 8.4 below [***]  percent [***] of the royalty payments otherwise due pursuant to Section 8.3.

8.5                               Limitations on Royalty Reductions. Notwithstanding anything to the contrary, in no event shall the royalty payments to Mersana pursuant to Sections 8.3.1(a), 8.3.1(b) and 8.3.1(c) be reduced pursuant to Sections 8.3.1(e), 8.3.2 and 8.4 below [***] percent [***] of the royalty payments otherwise due pursuant to Sections 8.3.1(a), 8.3.1(b) and 8.3.1(c); provided, that if Section 8.3.1(e) above applies with respect to a Biosimilar/Generic Product with greater than [***] percent [***] market share in a [***]in a county, then the royalty payments to Mersana for such country may be reduced pursuant to Section 8.3.1(e) to [***] percent [***] of the royalty payments otherwise due pursuant to Sections 8.3.1(a), 8.3.1(b) and 8.3.1(c).

8.6                               Development Milestone Payments. With regard to any milestone payment under this Section 8.6 that is triggered by the activities of a Party or its Affiliates, licensees or Sublicensees, such Party shall notify the other Party of the occurrence of the milestone triggering event set forth below with respect to the first Licensed Product to trigger such occurrence within [***] days of such occurrence. Mersana shall issue a corresponding invoice to Licensee promptly following delivery or receipt of such a notice. Licensee shall pay the milestone payment due with respect to such event within [***] days of receiving Mersana’s invoice therefor. The milestones and corresponding milestone payments are as follows (where “upon” refers to the payment timelines described in this paragraph) (any capitalized terms used in this Section 8.6 and not defined in Article 1 of this Agreement shall have the meanings set forth in the Global Development Plan):

(a)                                 Upon the IND Clearance Date: twenty million dollars ($20,000,000).

(b)                                 Upon Initiation of the first Phase II Clinical Trial for each of the Indications listed in the chart below, the corresponding milestone payment:

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Indication	Milestone Payment
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Upon the occurrence of the [***] milestone under this Section 8.6(b), Licensee shall pay Mersana [***] dollars [***] in addition to and concurrently with the applicable milestone payment indicated above. Upon the occurrence of the [***] milestone under this Section 8.6(b), Licensee shall pay Mersana [***] dollars [***] in addition to and concurrently with the applicable milestone payment indicated above.

Each milestone under this Section 8.6(b) shall be payable only once, upon the first achievement of such milestone and no amounts shall be due for subsequent or repeated achievements of such milestone. The maximum total payment under this Section 8.6(b) shall be [***] million dollars [***].

(c)                                  Upon Initiation of the first Phase III Clinical Trial for each of the Indications listed in the chart below, the corresponding milestone payment:

Indication	Milestone Payment
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Each milestone under this Section 8.6(c) shall be payable only once, upon the first achievement of such milestone and no amounts shall be due for subsequent or repeated achievements of such milestone. The maximum total payment under this Section 8.6(c) shall be [***] dollars [***].

If a milestone is achieved under this Section 8.6(c) with respect to an Indication and a milestone has not previously been paid with respect to such Indication under Section 8.6(b), Licensee shall pay Mersana the amount due under Section 8.6(b) as if Initiation of a Phase [***] Clinical Trial for such Indication occurred simultaneously with Initiation of the Phase [***] Clinical Trial for such Indication in addition to and concurrently with the applicable milestone payment due under this Section 8.6(c).

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

(d)                                 Upon receipt of written notice of the [***].

(e)                                  Upon receipt of written notice of the [***].

(f)                                   For each of the following Indications, upon receipt of written notice of (i) [***], and (ii) [***], the corresponding milestone payment:

Indication	Jurisdiction	Milestone Payment
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Each milestone under this Section 8.6(f) shall be payable only once, upon the first achievement of such milestone and no amounts shall be due for subsequent or repeated achievements of such milestone. The maximum total payment under this Section 8.6(f) shall be [***] million dollars [***].

(g)                                 Upon receipt of [***] listed in the chart below, the corresponding milestone payment:

Indication	Jurisdiction	Milestone Payment
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Each milestone under this Section 8.6(g) shall be payable only once, upon the first achievement of such milestone and no amounts shall be due for subsequent or repeated achievements of such milestone. The maximum total payment under this Section 8.6(g) shall be [***] million dollars [***].

8.7                               Change in Form, Formulation or Dosage. No milestone payment that has already been paid for a Licensed Product shall be due for a change in form, formulation or dosage of such Licensed Product and each milestone is due only once regardless of the number of Licensed Products.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

8.8                               Sales Milestone Payments. Licensee shall notify Mersana of any Calendar Year in which annual Net Sales of all Licensed Products regardless of Indication in such Calendar Year in all countries in the Licensee Territory reach the following thresholds for the first time within [***] days after the end of such Calendar Year, and shall make the following sales milestone payments to Mersana within [***] days after receiving an invoice from Mersana therefor:

Annual Net Sales Threshold	Sales Milestone Payment

[***]	[***]

[***]	[***]

[***]	[***]

Each sales milestone payment is separate and may only be earned once, irrespective of the number of times such thresholds are achieved, but if more than one (1) Net Sales threshold is reached in the same Calendar Year, all corresponding sales milestone payments shall be payable during such Calendar Year. For example, if annual Net Sales of Licensed Products first exceeds [***] dollars [***] in Calendar Year 1, [***] dollars [***] shall be payable to Mersana for such Calendar Year 1, however, if annual Net Sales of Licensed Products first exceeds [***] million dollars [***] in Calendar Year 2 (without first exceeding [***] dollars [***] in Calendar Year 1), then both the [***] dollar [***] and the [***] dollar [***] sales milestone payments would be payable to Mersana for such Calendar Year 2.

8.9                               Payment Terms. Royalties shown to have accrued by each Royalty Report provided for under Article 9 shall be due on the date such Royalty Report is due pursuant to Section 9.1.2.

8.10                        Payment Method. All payments between the Parties under this Agreement shall be paid in U.S. dollars, and all such payments shall be made by bank wire transfer in immediately available funds to the bank account designated by the receiving Party in writing; provided, that such account information is provided to the paying Party at least [***] days prior to any such payment becoming due hereunder.

8.11                        Late Payments. If a Party does not receive payment of any sum due to it on or before the due date therefor, simple interest shall thereafter accrue on the sum due to such Party from the due date until the date of payment at a per-annum rate of [***] percent [***] over the then-current prime rate during the period reported in The Wall Street Journal or the maximum rate allowable by Applicable Law, whichever is lower.

8.12                        Exchange Control. If at any time legal restrictions prevent the prompt remittance of part or all royalties with respect to any country in the Licensee Territory where a Licensed Product is sold, payment shall be made through such lawful means or method as the Parties reasonably shall determine.

8.13                        Taxes. A Party receiving a payment pursuant to this Agreement shall pay any and all taxes levied on such payment. Except as otherwise provided below, all amounts due from

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Licensee to Mersana and from Mersana to Licensee under this Agreement are gross amounts. The paying Party shall be entitled to deduct the amount of any withholding taxes payable or required by Applicable Law to be withheld by the paying Party, its Affiliates, licensees or Sublicensees, to the extent the paying Party, its Affiliates, licensees or Sublicensees pay such withheld amounts to the appropriate Governmental Authority on behalf of the receiving Party. Each Party shall use Commercially Reasonable Efforts to minimize any such taxes, levies or charges required to be withheld on behalf of the receiving Party by the paying Party, its Affiliates, licensees or Sublicensees. The paying Party promptly shall deliver to the receiving Party proof of payment of all such taxes, levies and other charges, together with copies of all communications from or with such Governmental Authority with respect thereto, and other supporting documentation as may be required by the Governmental Authority, and shall cooperate with the receiving Party in seeking any related tax exemption or credits that may be available to the receiving Party with respect thereto.

ARTICLE 9- ROYALTY REPORTS AND ACCOUNTING

9.1                               Royalty Reports, Exchange Rates.

9.1.1                     Licensee shall, with respect to each Calendar Quarter (or portion thereof), provide a written report showing, on a consolidated aggregated basis in reasonable detail (a) the Gross Sales of Licensed Products sold by Licensee, its Affiliates or Sublicensees in the Licensee Territory during the corresponding Calendar Quarter on which royalties are due hereunder and the Net Sales from such Gross Sales; (b) the royalties payable in U.S. dollars, if any, which shall have accrued hereunder based upon such Net Sales of Licensed Products; (c) the Net Sales ([***]) of Licensed Products sold by Licensee, its Affiliates or Sublicensees in the Licensee Territory during the corresponding Calendar Quarter, (d) the royalties payable in U.S. dollars, if any, which shall have accrued under the [***] based upon such Net Sales ([***]) and payable to Mersana in accordance with Section 8.4.1, (e) the withholding taxes, if any, required by law to be deducted in respect of any such royalties; (f) the dates of the First Commercial Sale of each Licensed Product in each country in the Licensee Territory for which royalties are due hereunder, if it has occurred during the corresponding Calendar Quarter; and (g) the exchange rates (as determined pursuant to Section 9.1.3 herein) used in determining the royalty amount expressed in U.S. dollars (each, a “Royalty Report”).

9.1.2                     Royalty Reports shall be due on the [***] day following the end of the Calendar Quarter to which such Royalty Report relates. Licensee shall keep complete and accurate records in sufficient detail to properly reflect all Gross Sales, Net Sales and Net Sales ([***] and to enable the royalties payable hereunder to be determined.

9.1.3                     With respect to sales of Licensed Products invoiced in U.S. dollars, the Gross Sales, Net Sales, Net Sales ([***]) and royalties payable shall be expressed in U.S. dollars. With respect to sales of Licensed Products invoiced in a currency other than U.S. dollars, the Gross Sales, Net Sales, Net Sales ([***]) and royalties payable shall be expressed in the currency of the invoice issued by the Selling Person together with the U.S. dollars equivalent of the royalty due, calculated using the average quarter-end rate of exchange for a given Calendar Quarter published in the Wall Street Journal during the applicable Calendar Quarter.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

9.2                               Audits.

9.2.1                     Upon the written request of each Party (the “Auditing Party”) and with at least [***] days prior written notice, but not more than [***] in any Calendar Year, the other Party (the “Audited Party”) shall permit an independent certified public accounting firm of internationally recognized standing, selected by Mersana and reasonably acceptable to the Audited Party, at the Auditing Party’s sole cost and expense (except as set forth in this Section 9.2), to have access during normal business hours to such of the records of the Audited Party as required to be maintained under this Agreement to verify the accuracy of the Royalty Reports, Development Cost Reconciliation Reports and other reimbursements based on out-of-pocket costs due hereunder. Such accountants may audit Royalty Reports, Development Cost Reconciliation Reports and other such records made for any Calendar Year ending not more than [***] months prior to the date of such request. The accounting firm shall disclose to the Auditing Party only whether the Royalty Reports, Development Cost Reconciliation Reports, and other reimbursements were correct or not, and the specific details concerning any discrepancies and such information shall be shared at the same time with the Audited Party. No other information obtained by such accountants shall be shared with the Auditing Party.

9.2.2                     If such accounting firm concludes that royalties were over-reported or underreported, then one Party shall make an adjusting payment in order to rectify the error so that the net amount paid by Licensee equals the total royalties owed. If such accounting firm concludes that either Party misreported any costs and expenses that were shared by the Parties hereunder, then one Party shall make a payment to the other Party in order to rectify the error and effect the intended sharing of such costs and expenses hereunder. Any of the foregoing amounts due shall be paid within [***] days following the date the Auditing Party delivers to the Audited Party such accounting firm’s written report so concluding. Interest per Section 8.11 shall be charged in the event that the paying Party was the cause of the error. The fees charged by such accounting firm shall be paid by the Auditing Party; provided, that if the Audited Party under-reported Net Sales or a royalty amount or overstated its shared costs and expenses, in each case for the audited period, by more than [***] percent [***] in the aggregate, then the Audited Party shall pay the reasonable fees and expenses charged by such accounting firm.

9.3                               Confidential Financial Information. The Parties shall treat all financial information subject to review under this Article 9 or under any sublicense agreement as Confidential Information of the disclosing Party as set forth in Article 10, and shall cause its accounting firm to retain all such financial information in confidence under terms substantially similar to those set forth in Article 10 and with respect to each inspection, the independent accounting firm shall be obliged to execute for each Party’s benefit a reasonable confidentiality agreement prior to commencing any such inspection.

ARTICLE 10 - CONFIDENTIALITY

10.1                        Non-Disclosure Obligations. Except as otherwise provided in this Article 10 during the Term and for a period of [***] years thereafter, each Party and their respective Affiliates shall maintain in confidence, and use only for purposes as expressly authorized and contemplated by this Agreement, all Confidential Information of the other Party. “Confidential Information” means all confidential or proprietary information (including information relating to

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

such Party’s development, marketing and other business practices and finances), data, documents or other materials supplied by the other Party or their respective Affiliates under this Agreement, including such information that is marked or otherwise identified as “Confidential;” provided, that notwithstanding anything to the contrary, (a) Confidential Information constituting Mersana Product Know-How, Mersana Platform Know-How, Mersana Other Know-How or Mersana Regulatory Documentation shall be Confidential Information of Mersana (and Mersana shall be deemed the disclosing Party and Licensee the receiving Party with respect thereto), (b) Confidential Information constituting Licensee Product Know-How, Licensee Other Know-How, or Licensee Regulatory Documentation shall be Confidential Information of Licensee (and Licensee shall be deemed the disclosing Party and Mersana the receiving Party with respect thereto) and (c) the terms of this Agreement and Confidential Information consisting of Joint Know-How shall be Confidential Information of both Parties (and both Parties shall be deemed the receiving Party with respect thereto). Each Party shall use at least the same standard of care as it uses to protect its own Confidential Information to ensure that its and its Affiliates’ employees, agents, consultants and clinical investigators only make use of the other Party’s Confidential Information for purposes as expressly authorized and contemplated by this Agreement and do not disclose or make any unauthorized use of such Confidential Information.

10.2                        Permitted Disclosures.

10.2.1              Notwithstanding the foregoing, but subject to the last sentence of this Section 10.2, the provisions of Section 10.1 shall not apply to information, documents or materials that the receiving Party can conclusively establish:

(a)                                 have become published or otherwise entered the public domain or become generally available to the public other than by breach of this Agreement by the receiving Party or its Affiliates;

(b)                                 are permitted to be disclosed by prior consent of the other Party;

(c)                                  have become known to the receiving Party by a Third Party, provided such Confidential Information was not obtained by such Third Party directly or indirectly from the disclosing Party on a confidential basis;

(d)                                 prior to disclosure under the Agreement, was already in the possession of the receiving Party, its Affiliates, licensees or Sublicensees; or

(e)                                  have been independently developed by or for the receiving Party without reference to the disclosing Party’s Confidential Information.

10.2.2              Each Party may also disclose Confidential Information as set forth below in this Section 10.2.2. Notwithstanding the disclosures permitted under this Section 10.2.2, any Confidential Information so disclosed shall remain subject to the confidentiality obligations of Section 10.1, unless and until any exceptions described in Section 10.2.1 shall apply. Either Party may disclose the other Party’s Confidential Information to the extent such disclosure is made:

(a)                                 in response to a valid order of a court of competent jurisdiction or

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

other Governmental Authority or Regulatory Authority or, if in the reasonable opinion of the receiving Party’s legal counsel, such disclosure is otherwise required by Applicable Law, including by reason of filing with securities regulators (including the rules and regulations of any stock exchange or trading market on which the disclosing Party’s (or its parent’s) securities are traded); provided, that the receiving Party shall first have given notice to the disclosing Party and given the disclosing Party a reasonable opportunity to quash such order or to obtain a protective order or confidential treatment requiring that the Confidential Information and documents that are the subject of such order or requirement be held in confidence by such court or agency or, if disclosed, be used only for the purposes for which the order was issued; provided, further, that the Confidential Information disclosed in response to such court or governmental order or Applicable Law shall be limited to that information which is legally required to be disclosed in response to such court or governmental order or Applicable Law (including the rules and regulations of any stock exchange or trading market on which the disclosing Party’s (or its parent’s) securities are traded);

(b)                                 solely to the extent reasonably necessary in a patent application claiming Patent Rights made hereunder to be filed with the United States Patent and Trademark Office or any similar foreign agency; provided, that the Party filing the patent shall provide at least [***] days’ prior written notice of such disclosure to the other Party and take reasonable and lawful actions to avoid or minimize the degree of disclosure;

(c)                                  to a Regulatory Authority, to the extent the receiving Party has a license or right to use the applicable Confidential Information, as reasonably required or useful in connection with any filing, submission or communication with respect to a Licensed Product or exercise of the rights licensed under Section 2.2; provided, that reasonable measures shall be taken to assure confidential treatment of such information, to the extent such protection is available;

(d)                                 to a Sublicensee as permitted hereunder including any Sublicensee of the rights licensed under Section 2.2, to the extent the receiving Party has a license or right to use the applicable Confidential Information; provided, that such Sublicensee is then subject to obligations of confidentiality and limitations on use of such Confidential Information substantially similar to those contained herein and the applicable Party otherwise complies with Sections 2.2 and 2.4;

(e)                                  by either Party or any of its Affiliates or Sublicensees, to the extent the receiving Party has a license or right to use the applicable Confidential Information, to an actual or potential Third Party Manufacturing, Development or Commercialization collaborator, contractor or partner with respect to a Licensed Product, with respect to exercise of the rights licensed under Section 2.2 or otherwise as may be necessary or useful in connection with its exercise of rights or performance of obligations hereunder (including in connection with any litigation with respect thereto); provided, that such Third Party recipient is, if practicable, then subject to obligations of confidentiality and limitations on use of such Confidential Information substantially similar to those contained herein;

(f)                                   by Licensee or to an actual or potential investor in, acquirer of, or underwriter or placement agent for, the business to which this Agreement relates; provided, that

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

(x) such Third Party recipient is then subject to obligations of confidentiality and limitations on use of such Confidential Information substantially similar to those contained herein and (y) Licensee shall provide at least [***] Business Days’ prior notice (or such shorter period as Licensee may reasonably request and which request Mersana shall use reasonable efforts to accommodate) of (including a copy of) any such proposed disclosure to Mersana and shall not make any such disclosure without first obtaining Mersana’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed) with respect thereto in each instance (it being understood that if consent with respect to a specific disclosure is given by Mersana with respect to a particular type of audience of Third Parties (e.g., investors not affiliated with a pharmaceutical company), Licensee may subsequently make such specific disclosure to another member of such audience consistent with such consent without obtaining specific consent from Mersana in such instance); and

(g)                                 By Mersana to actual or potential strategic partners, investors, acquirers, underwriters or placement agents, provided that such Third Party recipient is then subject to obligations of confidentiality and limitations on use of such Confidential Information substantially similar to those contained herein and (y) Mersana shall provide at least [***] Business Days’ prior notice (or such shorter period as Mersana may reasonably request and which request Licensee shall use reasonable efforts to accommodate) of (including a copy of) any such proposed disclosure to Licensee and shall not make any such disclosure without first obtaining Licensee’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed) with respect thereto in each instance (it being understood that if consent with respect to a specific disclosure is given by Licensee with respect to a particular type of audience of Third Parties (e.g., investors not affiliated with a pharmaceutical company), Mersana may subsequently make such specific disclosure to another member of such audience consistent with such consent without obtaining specific consent from Licensee in such instance).

10.2.3              Notwithstanding anything to the contrary in this Agreement, in connection with any offering of any security of Mersana, including the IPO, Mersana may disclose topline results from the Development of a Licensed Product that are the Confidential Information of Licensee in any registration statement, prospectus or other offering materials provided to prospective investors in such offering to the extent the manner of disclosure of such Confidential Information is in compliance with Applicable Law and subject to customary confidentiality restrictions in the case of any private placement, provided that Mersana shall provide at least [***] Business Days’ prior notice (or such shorter period as Mersana may reasonably request and which request Licensee shall use reasonable efforts to accommodate) of (including a copy of) any such proposed disclosure to Licensee and (a) shall consider in good faith any comments received from Licensee on such proposed disclosure, (b) shall remove any Confidential Information from such proposed disclosure if Licensee believes in good faith based on the advice of counsel that the disclosure of such Confidential Information in the proposed disclosure would violate Applicable Law and (c) shall remove any information from such proposed disclosure if Licensee believes in good faith based on the advice of counsel that the disclosure of such information in the proposed disclosure could reasonably be expected to be considered by an applicable Regulatory Authority as promotion of a product in violation of Applicable Law.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

10.3                        Press Releases and Other Disclosures to Third Parties.

10.3.1              Upon occurrence of the Effective Date, the Parties shall promptly issue an initial joint press release mutually agreed upon by the Parties and substantially in the form attached hereto as Schedule 10.3.1.

10.3.2              Except as provided above in Section 10.3.1, neither Mersana nor Licensee will, without the prior consent of the other, issue any press release or make any other public announcement or furnish any statement to any person or entity (other than either Parties’ respective Affiliates) concerning the existence of this Agreement, its terms and the transactions contemplated hereby, except for (a) disclosures made in compliance with Sections 10.1, 10.2, and10.5, (b) disclosures made to attorneys, consultants, and accountants retained to represent the Parties in connection with the negotiation and consummation of the transactions contemplated hereby, (c) to the extent either Party may be listed on a stock exchange, disclosures may be made as required, in the opinion of such Party’s counsel, by Applicable Law or the rules of such stock exchange, provided that the other Party shall have the opportunity to review and comment on such disclosure, and provided further than neither Party shall disclose Net Sales of the other Party without the other Party’s consent and (d) press releases by a Party regarding its activities under this Agreement with respect to a Licensed Product, provided that (i) a draft of the press release is provided to the other Party at least [***] days (or [***] days in the event of a joint press release) prior to the release of such press release for the other Party’s review and comment (which comments shall not be unreasonably rejected), and (ii) the other Party is promptly provided a courtesy copy of such press release. The Parties shall coordinate regarding the timing of any release, and regarding whether any release will made by a single Party or jointly by both Parties. The structure and contents of any press release shall be kept confidential until such press release is made publically available. Neither Party shall be required to seek the permission of the other Party to repeat any information regarding the terms of this Agreement or either Party’s activities under the Global Development Plan that has already been publicly disclosed by such Party, or the other Party, in accordance with this Section 10.3.

10.4                        Use of Name.  Except as expressly provided herein, with respect to a Party and its Affiliates, neither Party shall mention or otherwise use the name, logo or trademark of the other Party or any of its Affiliates or any of its or their Sublicensees (or any abbreviation or adaptation thereof) (including any Licensed Product Trademark) in any publication, press release, marketing and promotional material or other form of publicity without the prior written consent of such other Party, other than in the case that the first Party or its Affiliate is a party to a separate written agreement with such Party or any of its Affiliates or any of its or their Sublicensees, in which case, such Party or its Affiliate may mention or otherwise use the name, logo or trademark of such other party if and to the extent permitted by such separate written agreement.  The restrictions imposed by this Section 10.4 shall not prohibit (a) Licensee from making any disclosure identifying Mersana to the extent required in connection with its exercise of its rights or obligations under this Agreement or (b) either Party from making any disclosure identifying the other Party that is required by Applicable Law or the rules of a stock exchange on which the securities of the disclosing Party are listed (or to which an application for listing has been submitted).

10.5                        Publications. The Joint Development Committee shall prepare and approve a publication plan, which may be reviewed and amended from time to time, with respect to Licensed Products and the studies carried out under this Agreement. Neither Party may publish,

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

or otherwise publicly present or announce results of the Development of Licensed Products hereunder either orally or in writing (a “Publication”) without complying with the provisions of this Section 10.5, and neither Party shall make a Publication that materially conflicts with the publication plan. A Party wishing to make a Publication will provide the non-publishing Party with a copy of the proposed Publication. The non-publishing Party shall have [***] Business Days from receipt of a proposed Publication to provide comments or proposed changes to the publishing Party. The publishing Party shall consider in good faith and take into account the comments or proposed changes made by the non-publishing Party on any Publication and shall agree to designate employees or others acting on behalf of the non-publishing Party as co-authors on any Publication describing results to which such persons have contributed in accordance with standards applicable to authorship of scientific publications. If the non-publishing Party reasonably determines that the publishing of the Publication would result in the public disclosure of any Know-How which is the non-publishing Party’s Confidential Information or of any patentable invention upon which a patent application should be filed prior to any such disclosure, the publishing Party shall delay or prevent the disclosure of the Publication to Third Parties as follows: (a) with respect to Know-How which is the Confidential Information of such non-publishing Party, such Know-How shall be deleted from the Publication; and (b) with respect to a patentable invention, such disclosure of such Publication shall be delayed for such period as may be reasonably necessary for to permit the drafting and filing of a patent application covering such invention, provided such additional period shall not exceed [***] Business Days from the date the publishing Party first provided the proposed Publication to the non-publishing Party. Notwithstanding anything to the contrary in the foregoing, with respect to any Publications by investigators or other Third Parties, such materials shall be subject to review under this Section 10.5 only to the extent that Licensee has the right and ability (after using Commercially Reasonable Efforts) to do so.

10.6                        Return of Confidential Information. Upon the effective date of the termination of this Agreement for any reason, with respect to Confidential Information to which such non-requesting Party does not retain rights under the surviving provisions of this Agreement each Party shall, upon and in accordance with the other Party’s request in writing, either: (a) promptly destroy all copies of such Confidential Information in the possession or control of the non-requesting Party and confirm such destruction in writing to the requesting Party; or (b) promptly deliver to the requesting Party, at the non-requesting Party’s sole cost and expense, all copies of such Confidential Information in the possession or control of the non-requesting Party. Notwithstanding the foregoing, the non-requesting Party shall be permitted to retain such Confidential Information (x) to the extent necessary or useful for purposes of performing any continuing obligations or exercising any ongoing rights hereunder and, in any event, a single copy of such Confidential Information for archival purposes and (y) any computer records or files containing such Confidential Information that have been created solely by such non-requesting Party’s automatic archiving and back-up procedures, to the extent created and retained in a manner consistent with such non-requesting Party’s standard archiving and back-up procedures, but not for any other uses or purposes.  All Confidential Information shall continue to be subject to the terms of this Agreement for the period set forth in Section 10.1.

ARTICLE 11 - INVENTIONS AND PATENTS

11.1                        Disclosure of Inventions. Licensee shall promptly disclose to Mersana the

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making, conception or reduction to practice by or on behalf of Licensee of any Know-How in conducting the Collaboration Activities that, if Controlled by Mersana, would be Mersana Platform Know-How and any Patent Rights claiming such Know-How, Licensee Product Technology, Licensee Other Technology, and Joint Technology (but not any Patent Right owned or Controlled by Licensee prior to the Effective Date or based on work done outside the scope of the Collaboration Activities). Mersana shall promptly disclose to Licensee the making, conception or reduction to practice by or on behalf of Mersana of any Mersana Product Technology, Mersana Other Technology, and Joint Technology.

11.2                        Ownership of Intellectual Property.

11.2.1              Licensee Product Technology and Licensee Other Technology. As between the Parties, Licensee shall own, and, subject to the licenses and rights of reference granted in Article 2, retain all right, title and interest in and to any and all Licensee Product Technology and Licensee Other Technology.

11.2.2              Mersana Product Technology, Mersana Platform Technology, and Mersana Other Technology. As between the Parties, Mersana shall own and, subject to the licenses and rights of reference granted in Article 2, retain all right, title and interest in and to any and all Mersana Product Technology, Mersana Platform Technology, and Mersana Other Technology. Any Know-How that, if Controlled by Mersana, would be Mersana Platform Know-How, that is invented, conceived or developed by or on behalf of Licensee, its Affiliates, licensees or Sublicensees in conducting the Collaboration Activities and any Patent Right claiming any such Know-How (but not any Patent Right owned or Controlled by Licensee prior to the Effective Date or based on work done outside the scope of the Collaboration Activities) shall be owned by and assigned to Mersana in accordance with Section 11.2.4 and shall be Mersana Platform Know-How and Mersana Platform Patent Rights respectively.

11.2.3              Joint Technology. As between the Parties, the Parties shall each own an equal, undivided interest in any and all Joint Technology. Subject to the licenses and rights of reference granted in Article 2, each Party shall have the right to Exploit the Joint Technology without a duty of seeking consent of or accounting to the other Party (other than any amounts due hereunder with respect to the Exploitation of Licensed Products); provided, that neither Party shall have the right to disclose (except as provided in Section 10.2) or license (except as may be permitted under Article 2) any Joint Know-How without the consent of the other Party.

11.2.4              United States Law; Assignment of Rights.

(a)                                 Except as set forth in Section 11.2.2, the determination of whether Know-How, improvements and inventions are conceived, discovered, developed or otherwise made by a Party for the purpose of allocating proprietary rights (including Patent Rights, copyright or other intellectual property rights) therein, shall, for purposes of this Agreement, be made in accordance with Applicable Law in the United States as such law exists as of the Effective Date irrespective of where or when such conception, discovery, development or making occurs.

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(b)                                 Each Party shall, and does hereby, assign, and shall cause its Affiliates, licensees and Sublicensees to so assign, to the other Party without additional compensation, such right, title and interest in and to any Know-How and Patent Rights with respect thereto, as is necessary to fully effect, as applicable, (a) the sole ownership provided for in Section 11.2.1 and 11.2.2 and (b) the joint ownership provided for in Section 11.2.3.

11.3                        Patent Prosecution Activities.

11.3.1              Mersana Patent Rights. Mersana shall have the initial right, but not the obligation, to conduct Patent Prosecution Activities with respect to Mersana Patent Rights on a worldwide basis at Mersana’s sole expense. If Mersana intends not to conduct or continue to conduct the Patent Prosecution Activities with respect to a Mersana Product Patent Right or a Mersana Other Patent Right in the Licensee Territory, it will provide written notice to Licensee (which written notice shall be at least [***] days before any relevant deadline with respect to a Mersana Product Patent Right or a Mersana Other Patent Right) of such intent, in which case, Licensee shall have the second right, but not the obligation, to conduct the Patent Prosecution Activities with respect to such Mersana Product Patent Right or Mersana Other Patent Right (a) in the Licensee Territory or (b) if Licensee Manufactures a Licensed Product in a country of Mersana Territory and if such Mersana Product Patent Right or Mersana Other Patent Right Covers Manufacture of such Licensed Product in such country of the Mersana Territory, at Licensee’s sole expense; provided that if Mersana has a bona fide strategic reason for abandoning the Patent Prosecution Activities with respect to any Mersana Product Patent Right or Mersana Other Patent Right in a certain country or jurisdiction, Licensee shall not have such second right to conduct Patent Prosecution Activities with respect to such Mersana Product Patent Right or Mersana Other Patent Right in such country or jurisdiction.

11.3.2              Licensee Patent Rights. Licensee shall have the initial right, but not the obligation, to conduct the Patent Prosecution Activities with respect to Licensee Patent Rights on a worldwide basis at Licensee’s sole expense. If Licensee intends not to conduct or continue to conduct the Patent Prosecution Activities with respect to a Licensee Product Patent Right or a Licensee Other Patent Right in the Mersana Territory, it will provide written notice to Mersana (which written notice shall be at least [***] days before any relevant deadline with respect to a Licensee Product Patent Right or a Licensee Other Patent Right in the Mersana Territory) of such intent, in which case, notwithstanding the foregoing, Mersana shall have the second right, but not the obligation, to conduct the Patent Prosecution Activities with respect to such Licensee Product Patent Right or Licensee Other Patent Right (a) in the Mersana Territory or (b) if Mersana Manufactures a Licensed Product in a country of Licensee Territory and if such Licensee Product Patent Right or Licensee Other Patent Right Covers Manufacture of such Licensed Product in such country of the Licensee Territory, at Mersana’s sole expense; provided that if Licensee has a bona fide strategic reason for abandoning the Patent Prosecution Activities with respect to any Licensee Product Patent Right or Licensee Other Patent Right in a country or jurisdiction, Mersana shall not have such second right to conduct Patent Prosecution Activities with respect to such Licensee Product Patent Right or Licensee Other Patent Right in such country or jurisdiction.

11.3.3              Joint Patent Rights. The Parties shall confer through the Joint Patent Committee and reach consensus on global prosecution strategy for Joint Patent Rights in the best

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interests of Licensed Products throughout the prosecution, including by agreeing on which Party’s counsel will prosecute Joint Patent Rights. In the event of both Parties cannot agree on an issue, if the issue concerns Joint Patent Rights only in the Mersana Territory, Mersana shall have the final decision-making authority. On the other hand, if the issue concerns Joint Patent Rights only in the Licensee Territory, Licensee shall have the final decision-making authority. In the event such an issue concerns both a Joint Patent Right in the Mersana Territory and a Joint Patent Right in the Licensee Territory dispute resolution shall escalate to the Joint Steering Committee and then to the dispute resolution procedures set forth in Section 20.3. Prosecution costs for Joint Patent Rights solely related to the Licensee Territory shall be borne by Licensee, prosecution costs for Joint Patent Rights solely related to the Mersana Territory shall be borne by Mersana.

11.3.4              Cooperation. The Parties shall at all times fully cooperate with each other in order to reasonably implement the foregoing provisions of this Section 11.3. Such cooperation may include each Party’s execution of necessary legal documents, coordinating filing or prosecution of applications to avoid potential issues during prosecution (including novelty, enablement, estoppel and double patenting and execution of amendments), and the assistance of each Party’s relevant personnel. Except as otherwise expressly authorized in this Agreement, Licensee shall not disclose or claim in any patent application, patent or publication any Mersana Confidential Information without first obtaining Mersana’s prior written consent. Except as otherwise expressly authorized in this Agreement, Mersana shall not disclose or claim in any patent application, patent or publication any Licensee Confidential Information without first obtaining Licensee’s prior written consent. Each Party shall provide prompt and reasonable assistance to the other Party, as requested by the other Party, including, with respect to the Joint Patent Rights, by taking such action as patent holder as is required under any Applicable Law to obtain any Extensions. Prior to exercising a right to abandon Patent Prosecution Activities for bona fide strategic reasons under this Section 11.3, the abandoning Party shall consider the best interests of the applicable Licensed Product, and the abandoning Party shall explain its reasons for any decision to abandon to the Joint Patent Committee.

11.3.5              Common Ownership Under Joint Research Agreements. Notwithstanding anything to the contrary in this Article 11, neither Party shall have the right to make an election under 35 U.S.C. 102(c) when exercising its rights under this Article 11 without the prior written consent of the other Party. With respect to any such permitted election, the Parties shall coordinate their activities with respect to any submissions, filings or other activities in support thereof. The Parties acknowledge and agree that this Agreement is a “joint research agreement” as defined in 35 U.S.C. 100(h).

11.3.6              Joint Patent Committee.

(a)                                 Formation and Composition. Within [***] days of the Effective Date, the Parties will establish a joint patent committee (the “Joint Patent Committee”) composed of [***] appointed [***] of each of Licensee and Mersana. A Party may at any time, by written notice to the other Party’s representative on the Joint Patent Committee, change its representative on the Joint Patent Committee or elect to be represented by a delegate at a meeting of the Joint Patent Committee. The Joint Patent Committee will be chaired by [***]. The Parties may allow additional employees to attend meetings of the Joint Patent Committee subject to the

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confidentiality provisions of Article 10.

(b)                                 Functions and Authority. The Joint Patent Committee will be responsible for only the following:

(1)                                 Selecting mutually agreeable outside counsel to conduct Patent Prosecution Activities with respect to the Joint Patent Rights; provided that only one Party shall be the client of such outside counsel, such represented Party selected by the Joint Patent Committee;

(2)                                 Overseeing and coordinating Patent Prosecution Activities with respect to the Mersana Product Patent Rights, Mersana Other Patent Rights, Licensee Patent Rights, and the Joint Patent Rights;

(3)                                 Subject to Section 11.3.1, discussing and providing Licensee with the overall patent prosecution strategy determined by Mersana for, the reasonable opportunity to comment with respect to all material steps with regard to Patent Prosecution Activities with respect to, the Mersana Product Patent Rights and Mersana Other Patent Rights, which comments will be considered in good faith by Mersana;

(4)                                 Subject to Section 11.3.2, discussing and providing Mersana with the overall patent prosecution strategy determined by Licensee for, the reasonable opportunity to comment with respect to all material steps with regard to Patent Prosecution Activities with respect to, the Licensee Patent Rights, which comments will be considered in good faith by Licensee;

(5)                                 Coordinating with the Parties in accordance with Section 11.3.4 to reasonably avoid creating potential issues in prosecution of the patent applications covering each Party’s other respective Patent Rights;

(6)                                 Subject to Section 11.4.10, discussing and determining activities relating to Extensions of any Licensee Patent Right, Mersana Patent Right or Joint Patent Right based on a Licensed Product; provided that except with respect to Mersana Platform Patent Rights in the Licensee Territory (which are governed by Section 11.4.10) each Party shall have final decision-making authority for such activities in its own territory; and

(7)                                 Such other matters as the Parties may mutually agree in

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writing.

(c)                                  The prosecuting Party, or its outside counsel, shall promptly inform the non-prosecuting Party of all relevant matters that come to its attention that may affect the preparation, filing, prosecution, or maintenance of the applicable Patent Rights, including by copying the non-prosecuting Party on all material communications and correspondence to and from patent offices in the applicable prosecution territory regarding preparation, filing, prosecution and maintenance of the applicable Patent Rights and forwarding to the non-prosecuting Party any patent office actions and decisions regarding applicable Patent Rights in a timely manner and in all cases within [***] days of the receipt of such patent office action or decision and at least [***] days before any action needs to be taken in response to such patent office action or decision. The Parties acknowledge and agree that the Parties shall confer in good faith regarding any decisions regarding patent prosecution or maintenance of applicable Patent Rights. The prosecuting Party shall make a good faith effort to incorporate comments and suggestions received in a timely manner from the non-prosecuting Party into such prosecution or maintenance. The prosecuting Party shall not make decisions or pursue actions regarding prosecution and maintenance of applicable Patent Rights adverse to the non-prosecuting Party without first entering into good faith discussions with the non-prosecuting Party. The prosecuting Party shall allow the non-prosecuting Party to review and provided written comments on actions regarding applicable Patent Rights, and shall consider such written comments in good faith. Notwithstanding the foregoing, the requirements above in this Section 11.3.6(c) shall not apply to Mersana Platform Patent Rights. However, at each meeting of the Joint Patent Committee but no more than quarterly, the Joint Patent Committee shall discuss Mersana’s patent prosecution strategy with respect to the Mersana Platform Patent Rights and Mersana shall provide status updates with respect to the prosecution of the Mersana Platform Patent Rights.

(d)                                 Meetings. During the Term of this Agreement, the Joint Patent Committee will meet in person or by teleconference or videoconference when and as reasonably requested by a representative to the Joint Patent Committee at least [***] and as reasonably requested by a representative.

(e)                                  Decisions. The Joint Patent Committee will seek to make all decisions by consensus. In the event that the Joint Patent Committee cannot agree on an issue that is subject to its decision-making authority, the prosecuting Party shall have final decision-making authority, provided that such prosecuting Party shall act in a manner not inconsistent with the patent strategy set by the Party that owns the Patent Right being prosecuted (i.e. to the extent relating to a Licensee Patent Right, the patent strategy set by Licensee and to the extent relating to a Mersana Patent Right the patent strategy set by Mersana). Notwithstanding the foregoing, with regard to a Joint Patent Right, (a) any dispute regarding patent strategy that concerns Joint Patent Rights only in the Mersana Territory, Mersana shall have the final decision-making authority, (b) any dispute regarding patent strategy that concerns Joint Patent Rights only in the Licensee Territory, Licensee shall have the final decision-making authority and (c) any dispute regarding patent strategy that concerns both a Joint Patent Right in the Mersana Territory and a Joint Patent Right in the Licensee Territory, such dispute shall escalate to the [***] and if not resolved by the [***] shall be resolved as set forth in Section 20.3. In no event shall a Party be required to miss a filing deadline or equivalent deadline in connection any Patent Prosecution Activity due to compliance with the dispute resolution provisions of this

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Section 11.3.6(e).

(f)                                   Minutes and Reports. The Joint Patent Committee will draft, distribute and maintain accurate minutes of its meetings, including with respect to all proposed decisions and recommended actions or decisions taken, in accordance with policies to be agreed by the Joint Patent Committee.

(g)                                 Duration. Unless earlier terminated by mutual written consent of the Parties, the Joint Patent Committee will be in existence until the expiration of the last Mersana Product Patent Rights, Mersana Other Patent Rights, Licensee Patent Rights, and the Joint Patent Rights.

11.4                        Enforcement of Patent Rights.

11.4.1              Mersana Platform Patent Rights. Mersana shall have the sole right, at its sole expense, but not the obligation, to determine the appropriate course of action to enforce or otherwise abate the infringement of, to take (or refrain from taking) appropriate action to enforce, to control any litigation or other enforcement action, and to enter into, or permit, the settlement of any such litigation or other enforcement action with respect to, the Mersana Platform Patent Rights anywhere in the world. To the extent Mersana Platform Technology is reasonably assertable against a product that competes with a Licensed Product (including a Biosimilar/Generic Product) in the Licensee Territory and Mersana elects, in its sole discretion, to assert any Mersana Platform Technology against such product in the Licensee Territory, Mersana shall in good faith discuss the enforcement of such Mersana Platform Technology against such product with Licensee and shall ensure that Mersana’s enforcement strategy with respect to the enforcement of such Mersana Platform Technology in the Licensee Territory is consistent with Licensee’s enforcement strategy with respect to the enforcement of other Patent Rights in the Licensee Territory. Licensee shall fully cooperate with Mersana in any such action at Mersana’s expense, to enforce the Mersana Platform Patent Rights, including being joined as a party to such action if necessary. All monies recovered upon the final judgment or settlement of any such suit to enforce any Mersana Platform Patent Rights shall be retained by Mersana.

11.4.2              Mersana Product Patent Rights.

(a)                                 In the Mersana Territory. Mersana shall have the first right, at its sole expense, but not the obligation, to determine the appropriate course of action to enforce or otherwise abate the infringement of, to take (or refrain from taking) appropriate action to enforce, to control any litigation or other enforcement action, and to enter into, or permit, the settlement of any such litigation or other enforcement action with respect to, the Mersana Product Patent Rights in the Mersana Territory. Mersana shall in good faith consider the interests of the Licensee in conducting the foregoing activities. Licensee shall fully cooperate with Mersana in any such action at Mersana’s expense, to enforce the Mersana Product Patent Rights, including being joined as a party to such action if necessary. In the event that Licensee Manufactures a Licensed Product in a country in the Mersana Territory wherein enforcement action takes place in such country in the Mersana Territory and the enforcement action is with respect to Mersana Product Patent Rights Covering Manufacture of such Licensed Product in such country, enforcement decisions with regard to the Mersana Product Patent Rights shall be

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made by consensus between the Parties, with escalation to the [***] in the event of a disagreement between the Parties which is not resolved within [***] days, and then to the designated executives of the Parties as set forth in Section 20.3.3 if the [***] is unable to resolve such disagreement within a further period of [***] days, with Mersana’s designated executive having final decision-making authority. In the event that Licensee Manufactures a Licensed Product in a country in the Mersana Territory wherein infringement takes place in such country in the Mersana Territory and the infringement is with respect to Mersana Product Patent Rights Covering Manufacture of such Licensed Product in such country, if Mersana does not commence and pursue any such action with respect to the Mersana Product Patent Rights in the Mersana Territory, the Parties shall confer within [***] days (or such shorter period of time as required by Applicable Law to avoid loss of material enforcement rights) of being notified or otherwise becoming aware of the facts giving rise to such actions. In the event that Mersana declines to commence and pursue any such action with respect to the Mersana Product Patent Rights in the Mersana Territory for a further [***] days (or such shorter period of time as required by Applicable Law to avoid loss of material enforcement rights), Licensee may, at its expense, commence any such action, except that, where Mersana has a bona fide strategic reason not to commence or pursue such action and complies with Section 11.4.7, Licensee shall not have the right to commence such action.

(b)                                 In the Licensee Territory. Licensee shall have the initial right, at its sole expense, to determine the appropriate course of action to enforce or otherwise to abate the infringement of, to take (or refrain from taking) appropriate action to enforce, to control any litigation or other enforcement action, and to enter into, or permit, the settlement of any such litigation or other enforcement action with respect to, the Mersana Product Patent Rights in the Licensee Territory. If Licensee does not commence and pursue any such action, the Parties shall confer with [***] days (or such shorter period of time as required by Applicable Law to avoid loss of material enforcement rights) of being notified or otherwise becoming aware of the facts giving rise to such actions. In the event that Licensee declines to commence and pursue any such action for a further [***] days (or such shorter period of time as required by Applicable Law to avoid loss of material enforcement rights), Mersana may, at its expense, commence any such action.

11.4.3              Mersana Other Patent Rights.

(a)                                 In the Mersana Territory. Mersana shall have the first right, at its sole expense, but not the obligation, to determine the appropriate course of action to enforce or otherwise abate the infringement of, to take (or refrain from taking) appropriate action to enforce, to control any litigation or other enforcement action, and to enter into, or permit, the settlement of any such litigation or other enforcement action with respect to, the Mersana Other Patent Rights in the Mersana Territory. Mersana shall in good faith consider the interests of the Licensee in conducting the foregoing activities. Licensee shall fully cooperate with Mersana in any such action at Mersana’s expense, to enforce the Mersana Other Patent Rights, including being joined as a party to such action if necessary. In the event that Licensee Manufactures a Licensed Product in a country in the Mersana Territory wherein enforcement action takes place in such country in the Mersana Territory and the enforcement action is with respect to Mersana Other Patent Rights Covering Manufacture of such Licensed Product in such country, enforcement decisions with regard to the Mersana Other Patent Rights shall be made by

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consensus between the Parties, with escalation to the [***] in the event of a disagreement between the Parties which is not resolved within [***] days, and then to the designated executives of the Parties as set forth in Section 20.3.3 if the [***] is unable to resolve such disagreement within a further period of [***] days, with [***] having final decision-making authority. In the event that Licensee Manufactures a Licensed Product in a country in the Mersana Territory wherein infringement takes place in such country in the Mersana Territory and the infringement is with respect to Mersana Other Patent Rights Covering Manufacture of such Licensed Product in such country, if Mersana does not commence and pursue any such action with respect to the Mersana Other Patent Rights in the Mersana Territory, the Parties shall confer within [***] days (or such shorter period of time as required by Applicable Law to avoid loss of material enforcement rights) of being notified or otherwise becoming aware of the facts giving rise to such actions. In the event that Mersana declines to commence and pursue any such action with respect to the Mersana Other Patent Rights in the Mersana Territory for a further [***] days (or such shorter period of time as required by Applicable Law to avoid loss of material enforcement rights), Licensee may, at its expense, commence any such action, except that, where Mersana has a bona fide strategic reason not to commence or pursue such action and complies with Section 11.4.7, Licensee shall not have the right to commence such action.

(b)                                 In the Licensee Territory. Licensee shall have the initial right, at its sole expense, to determine the appropriate course of action to enforce or otherwise to abate the infringement of, to take (or refrain from taking) appropriate action to enforce, to control any litigation or other enforcement action, and to enter into, or permit, the settlement of any such litigation or other enforcement action with respect to, the Mersana Other Patent Rights in the Licensee Territory in connection with a Third Party’s Exploitation of a product that is competitive with a Licensed Product. Licensee shall in good faith consider the interests of Mersana in conducting the foregoing activities. Mersana shall fully cooperate with Licensee in any such action at Mersana’s expense, to enforce the Mersana Other Patent Rights in the Licensee Territory, including being joined as a party to such action if necessary. If Licensee does not commence and pursue any such action against a Third Party that is Exploiting a product that is competitive with a Licensed Product, the Parties shall confer within [***] days (or such shorter period of time as required by Applicable Law to avoid loss of material enforcement rights) of being notified or otherwise becoming aware of the facts giving rise to such actions. In the event that Licensee declines to commence and pursue such action for a further [***] days (or such shorter period of time as required by Applicable Law to avoid loss of material enforcement rights), Mersana may, at its expense, commence any such action, except that, where Licensee has a bona fide strategic reason not to commence or pursue such action and complies with Section 11.4.7, Mersana shall not have the right to commence such action.

11.4.4              Licensee Product Patent Rights.

(a)                                 In the Mersana Territory. Mersana shall have the initial right, at its sole expense, to determine the appropriate course of action to enforce or otherwise to abate the infringement of, to take (or refrain from taking) appropriate action to enforce, to control any litigation or other enforcement action, and to enter into, or permit, the settlement of any such litigation or other enforcement action with respect to, the Licensee Product Patent Rights in the Mersana Territory. Mersana shall in good faith consider the interests of the Licensee in conducting the foregoing activities. Licensee shall fully cooperate with Mersana in any such

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action at Mersana’s expense, to enforce the Licensee Product Patent Rights, including being joined as a party to such action if necessary. If Mersana does not commence and pursue any such action, the Parties shall confer within [***] days (or such shorter period of time as required by Applicable Law to avoid loss of material enforcement rights) of being notified or otherwise becoming aware of the facts giving rise to such actions. In the event that Mersana declines to commence and pursue any such action for a further [***] days (or such shorter period of time as required by Applicable Law to avoid loss of material enforcement rights), Licensee may, at its expense, commence any such action. In the connection with any actual or potential enforcement action under this Section 11.4.4(a), both Parties shall confer with each other and reach consensus on enforcement strategy. In the event consensus cannot be reached, the enforcing Party shall have final decision-making authority.

(b)                                 In the Licensee Territory. Licensee shall have the initial right, at its sole expense, to determine the appropriate course of action to enforce or otherwise to abate the infringement of, to take (or refrain from taking) appropriate action to enforce, to control any litigation or other enforcement action, and to enter into, or permit, the settlement of any such litigation or other enforcement action with respect to, the Licensee Product Patent Rights in the Licensee Territory. If Licensee does not commence and pursue any such action, the Parties shall confer with [***] days (or such shorter period of time as required by Applicable Law to avoid loss of material enforcement rights) of being notified or otherwise becoming aware of the facts giving rise to such actions. In the event that Licensee declines to commence and pursue any such action for a further [***] days (or such shorter period of time as required by Applicable Law to avoid loss of material enforcement rights), Mersana may, at its expense, commence any such action, except that, where Licensee has a bona fide strategic reason not to commence or pursue such action and complies with Section 11.4.7, Mersana shall not have the right to commence such action.

11.4.5              Licensee Other Patent Rights.

(a)                                 In the Mersana Territory. Mersana shall have the initial right, at its sole expense, to determine the appropriate course of action to enforce or otherwise to abate the infringement of, to take (or refrain from taking) appropriate action to enforce, to control any litigation or other enforcement action, and to enter into, or permit, the settlement of any such litigation or other enforcement action with respect to, the Licensee Other Patent Rights in the Mersana Territory in connection with a Third Party’s Exploitation of a product that is competitive with a Licensed Product. Mersana shall in good faith consider the interests of Licensee in conducting the foregoing activities. Licensee shall fully cooperate with Mersana in any such action at Licensee’s expense, to enforce the Licensee Other Patent Rights in the Mersana Territory, including being joined as a party to such action if necessary. If Mersana does not commence and pursue any such action against a Third Party that is Exploiting a product that is competitive with a Licensed Product, the Parties shall confer within [***] days (or such shorter period of time as required by Applicable Law to avoid loss of material enforcement rights). In the event that Mersana declines to commence and pursue any such action for a further [***] days (or such shorter period of time as required by Applicable Law to avoid loss of material enforcement rights), of being notified or otherwise becoming aware of the facts giving rise to such actions, Licensee may, at its expense, commence any such action; provided that

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where Mersana has a bona fide strategic reason not to commence or pursue such action and complies with Section 11.4.7, Licensee shall not have the right to commence such action.

(b)                                 In the Licensee Territory. Licensee shall have the initial right, at its sole expense, to determine the appropriate course of action to enforce or otherwise to abate the infringement of, to take (or refrain from taking) appropriate action to enforce, to control any litigation or other enforcement action, and to enter into, or permit, the settlement of any such litigation or other enforcement action with respect to, the Licensee Other Patent Rights in the Licensee Territory. If Licensee does not commence and pursue any such action against a Third Party that is Exploiting a product that is competitive with a Licensed Product, the Parties shall confer with [***] days (or such shorter period of time as required by Applicable Law to avoid loss of material enforcement rights) of being notified or otherwise becoming aware of the facts giving rise to such actions. In the event that Licensee declines to commence and pursue any such action for a further [***] days (or such shorter period of time as required by Applicable Law to avoid loss of material enforcement rights), Mersana may, at its expense, commence any such action; provided that where Licensee has a bona fide strategic reason not to commence or pursue such action and complies with Section 11.4.7, Mersana shall not have the right to commence such action.

11.4.6              Joint Patent Rights.

(a)                                 In the Mersana Territory. Mersana shall have the initial right, at its sole expense, to determine the appropriate course of action to enforce or otherwise to abate the infringement of, to take (or refrain from taking) appropriate action to enforce, to control any litigation or other enforcement action, and to enter into, or permit, the settlement of any such litigation or other enforcement action with respect to, the Joint Patent Rights in the Mersana Territory. If Mersana does not commence and pursue any such action, the Parties shall confer within [***] days (or such shorter period of time as required by Applicable Law to avoid loss of material enforcement rights) of being notified or otherwise becoming aware of the facts giving rise to such actions. If after a further [***] days (or such shorter period of time as required by Applicable Law to avoid loss of material enforcement rights), Mersana does not commence such action, Licensee may, at its expense, commence any such action.

(b)                                 In the Licensee Territory. Licensee shall have the initial right, at its sole expense, to determine the appropriate course of action to enforce or otherwise to abate the infringement of, to take (or refrain from taking) appropriate action to enforce, to control any litigation or other enforcement action, and to enter into, or permit, the settlement of any such litigation or other enforcement action with respect to, the Joint Patent Rights in the Licensee Territory. If Licensee does not commence and pursue any such action, the Parties shall confer within [***] days (or such shorter period of time as required by Applicable Law to avoid loss of material enforcement rights) of being notified or otherwise becoming aware of the facts giving rise to such actions. If after a further [***] days (or such shorter period of time as required by Applicable Law to avoid loss of material enforcement rights) Licensee does not commence such action, Mersana may, at its expense, commence any such action.

11.4.7              Enforcement Procedures. Prior to exercising a right to block a Party with a second enforcement right from initiating an enforcement action for bona fide strategic reasons

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under this Section 11.4, the blocking Party shall consider the best interests of the applicable Licensed Product, and the blocking Party shall explain its reasons for any decision to abandon to the Joint Patent Committee. Each Party shall fully cooperate with the other Party in any action under this Section 11.4 at the initiating Party’s expense, and shall join in such action as a party at the initiating Party’s request and expense in the event that an adverse party asserts, the court rules or other Applicable Laws provide, or the initiating Party determines in good faith, that a court would lack jurisdiction based on the non-initiating Party’s absence as a party in such suit, but control of such action shall remain with the initiating Party. In these instances, the Party initiating the infringement suit shall indemnify the non-initiating Party against any order for costs that may be made against the non-initiating Party in such proceedings. The initiating Party will keep the non-initiating Party reasonably informed of the status of the infringement suit. Except as otherwise provided in this Section 11.4, all monies recovered upon the final judgment or settlement of any such suit to enforce any Patent Rights shall be allocated (i) first to the initiating Party to the extent necessary to compensate it for its expenses in its enforcement, (ii) second to the non-initiating Party to the extent necessary to compensate it for its expenses in cooperating with the initiating Party in its enforcement, (iii) third, any remainder attributable to [***], and (iv) fourth, any remainder thereafter shall be [***]; provided, that to the extent that any amount allocated to Licensee under clause [***]; provided, further, that for purposes of determining whether [***], any such recovery shall be allocated (a) [***] and (b) [***]. The Parties may consult with one another on all material aspects of any action under this Section 11.4. Neither Party shall settle any claims or suits involving rights of another Party (or rights of such Party to the extent they are licensed to such other Party) without obtaining the prior written consent of such other Party, which consent shall not be unreasonably withheld.

11.4.8              Notification of Infringement. In the event either Party becomes aware of an infringement by a Third Party that is Developing, Manufacturing or Commercializing any pharmaceutical product intended for treatment of an Indication for which a Licensed Product has been approved of a (i) Mersana Patent Right, (ii) Licensee Patent Right, or (iii) Joint Patent Right, in each case ((i), (ii) or (iii)), which would, but for ownership of or the grant of a license to such Patent Right, be infringed by the Exploitation of a Licensed Product, it shall promptly notify the other Party. In no event shall a Party make an argument or settle a dispute that would render a claim in a Joint Patent Right to be invalid or unenforceable without the other Party’s prior written consent.

11.4.9              Biosimilars. Without limiting Sections 11.4.1 through 11.4.6, in order to facilitate the intent of Sections 11.4.1 through 11.4.6, if either Party receives a copy or otherwise becomes aware of a Biosimilar Application under Section 351(l)(1)(B)(iii) of the PHSA (or other Applicable Law in the relevant jurisdiction) referencing a Licensed Product, the Parties shall coordinate in good faith with regard to any relevant Mersana Patent Rights, Licensee Patent Rights or Joint Patent Rights, in order to (i) allow access for both Parties, to the extent permitted under Section 351(l)(1)(B) and Section 351(l)(1)(C) of the PHSA, to those aspects of the Biosimilar Application relating to the Mersana Patent Rights, Licensee Patent Rights or Joint Patent Rights and related confidential information from the filer, (ii) coordinate regarding the designation pursuant to Section 351(l)(1)(B)(ii) of the PHSA of the outside counsel and in-house counsel who shall receive confidential access to the Biosimilar Application, (iii) agree regarding the listing of any Mersana Patent Rights, Licensee Patent Rights or Joint Patent Rights, as required pursuant to Section 351(l)(1)(3)(A) or Section 351(l)(7) of the PHSA, (iv) respond to

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any communications with respect to such lists from the filer of the Biosimilar Application, (v) negotiate with the filer of the Biosimilar Application as to whether to utilize a different mechanism for information exchange other than that specified in Section 351(l)(1) of the PHSA, (vi) allow the Party with the right to control such action under Sections 11.4.1 through 11.4.6 (such Party the “Controlling Party”) to make any decision regarding whether any Mersana Patent Rights, Licensee Patent Rights or Joint Patent Rights will be subject to the initial litigation procedure as described in Section 351(l)(1)(4), and (vii) allow the Controlling Party to decide whether to commence such litigation with respect to the Mersana Patent Rights, Licensee Patent Rights or Joint Patent Rights under Section 351(l)(1)(6), and take any equivalent or similar action with regard to any equivalent or similar listing with respect to the Mersana Patent Rights, Licensee Patent Rights or Joint Patent Rights. If required pursuant to Applicable Law, upon the Controlling Party’s request, the other Party shall execute these tasks after consulting with the Controlling Party. Upon the Controlling Party’s reasonable request, the other Party shall cooperate with the Controlling Party in connection with the Controlling Party’s exercise of its rights under this Section 11.4.9, to the extent required or permitted by Applicable Law, and the Controlling Party shall consider in good faith advice and suggestions with respect thereto received from the other Party, and notify the other Party of any lists or communications promptly after they are made. After either Party receives any notice of commercial marketing provided by the filer of a Biosimilar Application pursuant to Section 351(l)(8)(A) of the PHSA, such receiving Party shall promptly notify the other Party. To the extent permitted by law, the Controlling Party shall have the right to seek an injunction against such commercial marketing as permitted pursuant to Section 351(l)(8)(B) of the PHSA and to file an action for infringement. If permitted by Applicable Law, upon the Controlling Party’s request, the other Party shall assist in seeking such injunction or filing such infringement action after consulting with the Controlling Party.

11.4.10       Extensions. Both Parties shall confer through the Joint Patent Committee to decide on Extension strategy (including relating to supplemental protection certificates or their equivalents) of any Licensee Patent Right, Mersana Patent Right or Joint Patent Right based on a Licensed Product, and activities implementing such strategy, and in the event consensus cannot be reached, each Party has the right to make final decision on such strategy or activities in such Party’s own territory except with respect to Mersana Platform Patent Rights in the Licensee Territory. If a Mersana Platform Patent Right may be extended more than once (e.g., based on a different product) under Applicable Law in a country in the Licensee Territory, Licensee shall have the right to make the final decision with respect to the extension of such Mersana Platform Patent Right based on a Licensed Product in such country. If a Mersana Platform Patent Right may be extended only once (regardless of whether it is based on the same or a different product) under Applicable Law in a country in the Licensee Territory, Mersana shall have the right to make the final decision with respect to the extension of such Mersana Platform Patent Right based on a Licensed Product in such country. All filings shall be made by the Party Controlling the Patent Right. Parties shall fully cooperate with each other in making such filings or actions (e.g., making available all required regulatory data and information and executing any required authorizations). All expenses incurred with respect to Extensions based on a Licensed Product shall be borne by the Parties in their respective territories.

11.5                        Separate Representation; Settlement. The Party not bringing an action with respect to an infringement under this Article 11 shall be entitled to separate representation in

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such matter by counsel of its own choice and at its own expense, but such Party shall at all times cooperate fully with the Party bringing such action; provided that to the extent such separate representation is retained and used in connection with any cooperation provision of this Article 11 or Article 12, the Party bringing such action shall reimburse such cooperating Party for the cost of such counsel, if required under such Articles. In any action taken pursuant to this Article 11, no Party shall admit the invalidity or unenforceability of any Patent Right Controlled by the other Party or enter into any settlement in connection with any such action that imposes any liability on the other Party without the other Party’s prior written consent.

ARTICLE 12 - INFRINGEMENT OR OTHER ACTIONS BROUGHT BY THIRD PARTIES

12.1                        Third Party Actions.

12.1.1              Disclosure of Third Party Actions. Each Party shall immediately disclose to the other Party in writing any warning letter or other notice of infringement or misappropriation received by a Party, or any action, suit or proceeding brought against a Party alleging infringement of a Patent Right or misappropriation of intellectual property of any Third Party with regard to any aspect of the conduct by either Party, its Affiliates, licensees or Sublicensees pursuant to this Agreement (each, a “Third Party Action”).

12.1.2              Mersana Right to Defend. Subject to Section 15.1, Mersana, at its own expense and through counsel of its choosing, shall have the sole right, but not the obligation to defend against any Third Party Action in the Mersana Territory alleging that the Development, Manufacture, Commercialization or other Exploitation of one or more Licensed Products infringes or misappropriates a Third Party’s intellectual property rights. Mersana shall have the sole and exclusive right to select counsel for such Third Party Action. Notwithstanding the foregoing, Licensee may retain its own counsel to represent Licensee with respect to such Third Party Action at Licensee’s sole cost and expense.

12.1.3              Licensee Right to Defend. Subject to Section 15.1, Licensee, at its own expense and through counsel of its choosing, shall have the sole right, but not the obligation to defend against any Third Party Action in the Licensee Territory alleging that the Development, Manufacture, Commercialization or other Exploitation of one or more Licensed Products infringes or misappropriates a Third Party’s intellectual property rights. Licensee shall have the sole and exclusive right to select counsel for such Third Party Action. Notwithstanding the foregoing, Mersana may retain its own counsel to represent Mersana with respect to such Third Party Action at Mersana’s sole cost and expense.

12.1.4              Consultation; Settlement. The Parties may consult with one another on all material aspects of the defense of Third Party Actions. The Parties shall reasonably cooperate with each other in all such actions or proceedings. No Party shall admit the invalidity or unenforceability of any Patent Right Controlled by the other Party or enter into any settlement that will cause the other Party to make any payment without the other Party’s prior written consent.

12.2                        Invalidity or Unenforceability Defenses or Actions. Each Party, through the

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Joint Patent Committee, shall promptly notify the other Party in writing of any alleged or threatened assertion of invalidity or unenforceability of any of the Mersana Patent Rights, Licensee Patent Rights or Joint Patent Rights by a Third Party of which such Party becomes aware. Upon receipt of any such notice (a) with respect to a Joint Patent Right, the Parties, through the Joint Patent Committee, shall promptly meet to discuss in good faith the most favorable approach to defend against any such allegation in light of each Party’s commercial interests therein, including which Party should control the defense of the validity and enforceability of the Joint Patent Rights and the allocation of costs and expenses with respect thereto, (b) with respect to a Mersana Patent Right, Mersana shall control the defense of the validity and enforceability of such Mersana Patent Right at its sole cost and expense, and (c) with respect to a Licensee Patent Right, Licensee shall control the defense of the validity and enforceability of such Licensee Patent Right at its sole cost and expense; provided, that as between the Parties, if any such invalidity or unenforceability of a Mersana Patent Right, Licensee Patent Right or Joint Patent Right is raised as a defense or counterclaim in connection with a Third Party Action initiated pursuant to Section 12.1, the Party controlling such Third Party Action pursuant to Section 12.1.2 or 12.1.3, as applicable, shall have the right, but not the obligation, to defend and control the defense of the validity and enforceability of such Patent Rights at its sole expense in its territory and using counsel of its own choice; provided further, that notwithstanding any other provision of this Section 12.2 as between the Parties, if any such invalidity or unenforceability of a Mersana Patent Right, Licensee Patent Right or Joint Patent Right is raised as a defense or counterclaim in connection with an enforcement action initiated pursuant to Section 11.4, the Party controlling such enforcement action pursuant to Section 11.4, shall have the right, but not the obligation, to defend and control the defense of the validity and enforceability of such Mersana Patent Right, Licensee Patent Right or Joint Patent Right at its sole expense in its territory and using counsel of its own choice. If the controlling Party with respect to a Mersana Patent Right, Licensee Patent Right or Joint Patent Right elects not to defend or control the defense of such Mersana Patent Right, Licensee Patent Right or Joint Patent Right, in a suit brought in its territory or otherwise fails to initiate and maintain the defense of any such claim, suit or proceeding, then the other Party may conduct and control the defense of any such claim, suit or proceeding using counsel of its own choice at its sole cost and expense; provided that exercise of such step-in right is not inconsistent with Section 11.4. Where a Party controls such an action, the other Party shall have the right to participate in any such claim, suit or proceeding with counsel of its choice at its sole cost and expense (provided, that the controlling Party shall retain control of the defense in such claim, suit or proceeding) and shall cause its Affiliates to, assist and cooperate with the controlling Party, at the controlling Party’s expense, as such controlling Party may reasonably request from time to time in connection with its activities set forth in this Section 12.2. In connection with any activities with respect to a defense, claim or counterclaim relating to the Joint Patent Rights pursuant to this Section 12.2, the controlling Party shall (x) consult with the other Party as to the strategy for such activities, (y) consider in good faith any comments from the other Party and (z) keep the other Party reasonably informed of any material steps taken and provide copies of all material documents filed, in connection with such defense, claim or counterclaim.

12.3                        Third Party Rights. If in the reasonable opinion of a Party, the Development, Manufacture, Commercialization or other Exploitation of one or more Licensed Products hereunder infringes or is reasonably expected to infringe or misappropriate any Third Party IP Rights in any country in its territory, then such Party shall notify the other Party and, Mersana

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shall have the first right, but not the obligation, to negotiate and obtain a license or other rights from such Third Party to such Third Party IP Rights as necessary or desirable to Develop, Manufacture, Commercialize or otherwise Exploit such Licensed Product(s) in such country (sublicensable to Licensee). If Mersana elects not to, within [***] days, obtain such license or other rights under such Third Party IP Rights from such Third Party, then Licensee shall have the right, but not the obligation, to negotiate and obtain such license or other rights under such Third Party IP Rights from such Third Party, provided that any such license or other rights under such Third Party IP Rights from such Third Party shall be sublicensable to Mersana and its Affiliates, licensees, and Sublicensees to enable Mersana and Licensee and their respective Affiliates, licensees, and Sublicensees to Develop, Manufacture, Commercialize and otherwise Exploit such Licensed Product(s) in such country. Upon entry into any such agreement, the contracting Party shall promptly provide a copy of such agreement to the other Party. The non-contracting Party may, but shall not be required to, at any time after it receives such copy, elect to have such Third Party IP Rights included in Mersana Technology, in the case of Licensee or the Licensee Technology, in the case of Mersana; provided that, the non-contracting Party shall reimburse the other Party for all payments owed to any such Third Party to the extent arising out of the non-contracting Party’s use of such Third Party IP Rights, and such reimbursed amounts, in the case where Licensee is the reimbursing Party may be deducted from royalties due hereunder in accordance with Section 8.4. The Parties shall cooperate in seeking global licenses; provided that in the event the Parties cannot agree on strategy, each Party may seek and obtain its own license as set forth under this Section 12.3. Licensee shall be responsible for bearing royalties [***] with respect to Licensed Products in the Licensee Territory in accordance with Section 8.4.1.

ARTICLE 13 - REPRESENTATIONS AND WARRANTIES; COVENANTS

13.1                        Mutual Representations and Warranties. Each Party hereby represents and warrants, as of the Effective Date, and covenants (as applicable) to the other Party as follows:

(a)                                 Corporate Existence and Power. It is a company or corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction in which it is incorporated, and has full corporate power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as contemplated in this Agreement, including the right to grant the licenses granted by it hereunder.

(b)                                 Authority and Binding Agreement. As of the Effective Date, (i) it has the corporate power and authority and the legal right to enter into this Agreement and perform its obligations hereunder; (ii) it has taken all necessary corporate action on its part required to authorize the execution and delivery of the Agreement and the performance of its obligations hereunder; (iii) the Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, and binding obligation of such Party that is enforceable against it in accordance with its terms; and (iv) its execution of and performance under this Agreement will not violate or breach any obligation or restriction (including any confidentiality or non-competition obligation or any exclusivity restriction) to which such Party is legally bound by contract, judicial order or otherwise.

(c)                                  No Conflict. It is not a party to any agreement that would prevent it from granting the rights granted to the other Party under this Agreement or performing its

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obligations under the Agreement. It has the full right to grant the licenses or sublicenses (as applicable) granted herein and such grant shall not result in the misappropriation of any Third Party intellectual property or violation of such Third Party’s rights with respect thereto. During the Term, it will not enter into any agreement, contract, commitment or other arrangement that could reasonably be expected to conflict with the rights granted to the other Party hereunder or otherwise prevent the other Party from exercising the rights granted to it hereunder. Neither Party shall misappropriate any trade secret of a Third Party in connection with the performance of its activities hereunder.

(d)                                 No Debarment. It shall not use, during the Term, any employee or consultant who has been debarred by any Regulatory Authority, or, to the best of such Party’s knowledge, is the subject of debarment proceedings by a Regulatory Authority.

(e)                                  Government Authorizations. It will maintain throughout the Term all permits, licenses, registrations, and other forms of authorizations and approvals from any Governmental Authority, necessary or required to be obtained or maintained by such Party in order for such Party to execute and deliver this Agreement and to perform its obligations hereunder in a manner which complies with all Applicable Laws.

13.2                        Additional Representations, Warranties and Covenants of Mersana. Mersana represents and warrants as of the Effective Date as follows:

(a)                                 Non-Infringement of Mersana Patent Rights by Third Parties. To Mersana’s knowledge, there are no activities by Third Parties that would constitute infringement of the Mersana Patent Rights anywhere in the world.

(b)                                 Ownership. Mersana Controls the Mersana Technology free and clear of all liens (excluding licenses that do not conflict with the rights granted Licensee hereunder). Mersana has not misappropriated any intellectual property of a Third Party in connection with developing the Mersana Technology or the Development of Licensed Products or its other obligations under this Agreement.

(c)                                  Validity and Enforceability. Mersana has complied in all material respects with all Applicable Laws with respect to the filing, prosecution and maintenance of those Mersana Patent Rights owned by Mersana or otherwise of which Mersana has control of such filing, prosecution and maintenance (the “Mersana Prosecution Patent Rights”) and, to Mersana’s knowledge, the filing, prosecution and maintenance of all other Mersana Patent Rights has been in compliance in all material respects with all Applicable Laws with respect thereto. Mersana has paid all maintenance and annuity fees with respect to the Mersana Prosecution Patent Rights due and, to Mersana’s knowledge, all maintenance and annuity fees with respect to all other Mersana Patent Rights have been paid when due. No dispute regarding inventorship has been alleged or threatened with respect to the Mersana Prosecution Patent Rights or, to Mersana’s knowledge, with respect to any other Mersana Patent Rights.

(d)                                 No Action or Claim. There (i) are no actual, pending or, to Mersana’s knowledge, alleged or threatened, adverse actions, suits, claims, interferences, re-examinations, oppositions, inventorship challenges or formal governmental investigations

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involving the Mersana Technology by or against Mersana or any of its Affiliates, in each case that are in or before any Governmental Authority, and (ii) are no actual, pending or, to Mersana’s knowledge, alleged or threatened, adverse actions, suits, claims, interferences, re-examinations, oppositions, inventorship challenges or formal governmental investigations involving the Mersana Technology, in each case that are in or before any Governmental Authority, which if adversely determined would have a material effect upon the ability of Mersana to use or provide the Mersana Technology in connection with the activities to be conducted hereunder, or to fulfil its obligations pursuant to the terms of this Agreement.

(e)                                  Completeness. Schedule 1.1.138, Schedule 1.1.143, and Schedule 1.1.146 includes a complete and correct list, in all respects, of all Mersana Patent Rights existing as of the Effective Date. No rights or licenses are required under the Mersana Technology or Mersana Regulatory Documentation for Licensee to Develop, Manufacture or Commercialize Licensed Products as contemplated herein other than those granted under Article 2. Neither Mersana nor any of its Affiliates has previously entered into any agreement, whether written or oral, with respect to or otherwise assigned, transferred, licensed, conveyed or otherwise encumbered its right, title or interest in or to (a) the Mersana Technology or Mersana Regulatory Documentation (including by granting any covenant not to sue with respect thereto) or (b) any Patent Right or other intellectual property or proprietary right that would be Mersana Technology or Mersana Regulatory Documentation, but for such assignment, transfer, license, conveyance or encumbrance, in each case (of (a) and (b)), that is inconsistent with or otherwise diminish the rights and licenses granted to Licensee under this Agreement. To Mersana’s knowledge, the use and practice of the Mersana Technology as contemplated hereunder would not infringe any intellectual property rights of any Third Party.

(f)                                   Manufacturing Agreements. There are no exclusivity provisions or any other restrictions in any agreement between Mersana or its Affiliates, on the one hand, and any Third Party manufacturer of Licensed Products or any Components, on the other hand, that would limit Licensee’s ability to Manufacture Licensed Products or any Components or have Licensed Products or any Components Manufactured.

(g)                                 Compliance with Applicable Law. The Development of Mersana Technology has been conducted by Mersana and its Affiliates and its and their subcontractors, in compliance with all Applicable Law in all material respects. Neither Mersana nor any of its Affiliates, nor any of their respective officers, employees or agents, has made an untrue statement of a material fact or fraudulent statement to any Regulatory Authority or failed to disclose a material fact required to be disclosed to any Regulatory Authority. To Mersana’s knowledge, the pending applications included in Mersana Patent Rights are being diligently prosecuted in the respective patent offices anywhere in the world in accordance with Applicable Law and Mersana and its Affiliates have presented all relevant references, documents and information of which it and the inventors are aware to the relevant patent examiner at the relevant patent office.

13.3                        Additional Representations, Warranties and Covenants of Licensee. Licensee represents and warrants as of the Effective Date as follows:

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(a)                                 Completeness. Licensee is not aware of any Licensee Product Patent Rights existing as of the Effective Date. No rights or licenses are required under the Licensee Technology or Licensee Regulatory Documentation for Mersana to Develop, Manufacture or Commercialize Licensed Products as contemplated herein other than those granted under Article 2. Neither Licensee nor any of its Affiliates has previously entered into any agreement, whether written or oral, with respect to or otherwise assigned, transferred, licensed, conveyed or otherwise encumbered its right, title or interest in or to (a) the Licensee Technology or Licensee Regulatory Documentation (including by granting any covenant not to sue with respect thereto) or (b) any Patent Right or other intellectual property or proprietary right that would be Licensee Technology or Licensee Regulatory Documentation, but for such assignment, transfer, license, conveyance or encumbrance, in each case ((a) and (b)), that is inconsistent with or otherwise diminish the rights and licenses granted to Mersana under this Agreement. To Licensee’s knowledge, the use and practice of the Licensee Technology as contemplated hereunder would not infringe any intellectual property rights of any Third Party.

13.4                        Additional Covenants.

13.4.1              Of Mersana.

(a)                                 Mersana shall not grant a lien on the Mersana Technology to any Third Party or knowingly permit a lien to be imposed on the Mersana Technology (excluding liens that do not conflict with the rights granted Licensee hereunder). Mersana will not misappropriate any intellectual property of a Third Party in connection with developing the Mersana Technology or the performance of the Development of Licensed Products or its other obligations under this Agreement.

(b)                                 Mersana will not enter into any agreement with respect to or otherwise assign, transfer, license, convey or otherwise encumbered its right, title or interest in or to (i) the Mersana Technology or Mersana Regulatory Documentation (including by granting any covenant not to sue with respect thereto) or (ii) any Patent Right or other intellectual property or proprietary right that would be Mersana Technology or Mersana Regulatory Documentation, but for such assignment, transfer, license, conveyance or encumbrance, in each case of (i) and (ii), that is inconsistent with or otherwise diminishes the rights and licenses granted to Licensee under this Agreement. Mersana shall maintain and perform its obligations pursuant to the Adimab Agreement, and pursuant to any other agreement under which Mersana has obtained, or obtains during the Term, an in-license or assignment of any rights in or to the Mersana Technology, and will not amend any such agreement (including, for clarity, the Adimab Agreement) in a manner than adversely affects Licensee’s rights hereunder, without having first obtained Licensee’s express prior written consent.

(c)                                  Mersana shall use Commercially Reasonable Efforts to prevent the reversion to a Third Party of any Mersana Technology in-licensed from or assigned by such Third Party and in the event that such reversion is threatened or occurs Mersana shall (i) notify Licensee and (ii) use Commercially Reasonable Efforts to enable Licensee to step-into the rights of Mersana, if elected by Licensee, with respect to the applicable in-license or assignment in the case of termination of the in-license.

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13.4.2              Of Licensee.

(a)                                 Licensee shall not grant a lien on the Licensee Technology to any Third Party or knowingly permit a lien to be imposed on the Licensee Technology (excluding liens that do not conflict with the rights granted Mersana hereunder). Licensee will not misappropriate any intellectual property of a Third Party in connection with developing the Licensee Technology or the performance of the Development of Licensed Products or its other obligations under this Agreement.

(b)                                 Licensee will not enter into any agreement with respect to or otherwise assign, transfer, license, convey or otherwise encumbered its right, title or interest in or to (i) the Licensee Technology or Licensee Regulatory Documentation (including by granting any covenant not to sue with respect thereto) or (ii) any Patent Right or other intellectual property or proprietary right that would be Licensee Technology or Licensee Regulatory Documentation, but for such assignment, transfer, license, conveyance or encumbrance, in each case of (i) and (ii), that is inconsistent with or otherwise diminishes the rights and licenses granted to Licensee under this Agreement.

13.5                        Additional Covenants of Mersana and Licensee. Each Party shall comply with all Applicable Laws (including Good Laboratory Practices, Good Clinical Practices, and Good Manufacturing Practices) in the Development, Manufacture, and Commercialization of Licensed Products, and shall require its Affiliates, licensees, and Sublicensees to do the same. In the conduct of Collaboration Activities, each Party and its Affiliates shall and each Party shall use Commercially Reasonable Efforts to require that, licenses, and Sublicenses, as applicable and each of the following’s respective employees and agents comply with the following: (i) not offer to make, make, promise, authorize or accept any payment or giving anything of value, including but not limited to bribes, either directly or indirectly to any public official, regulatory authority or anyone else for the purpose of influencing, inducing or rewarding any act, omission or decision in order to secure an improper advantage, or obtain or retain business; and (ii) comply with all anti-corruption and anti-bribery Applicable Law.  Each Party shall notify the other immediately upon becoming aware of any material breach of its obligations under this Section 13.5.  Each Party shall require each of its Affiliates, licenses, sublicensees and Sublicenses, as applicable, to require each of its employees and agents, who will perform Collaboration Activities, to participate in anti-corruption training.

13.6                        Standstill Agreement. Commencing upon the earlier of (A) [***] and (B) [***] and for [***] years thereafter (the “Standstill Period”), neither Licensee nor any of its Affiliates (each a “Licensee Related Party”) will, without the written consent of the Board of Directors of Mersana:

13.6.1              make, initiate, directly participate in, knowingly cause or effect:

(a)                                 any acquisition of beneficial ownership of any voting securities of Mersana, if, after such acquisition, the Licensee Related Parties would beneficially own more than the greater of (x) [***] percent [***] of the outstanding common stock of Mersana and (y) the [***] acquired by Licensee pursuant to Section 8.2 and the Platform Agreement, if any (such amount, the “Permitted Licensee Holdings”); or

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

(b)                                 any acquisition of all or substantially all of the assets of Mersana (taking into account and including the assets of each subsidiary of Mersana); provided this subsection (b) will not apply to the acquisition by the Licensee Related Parties of a license or other rights to Mersana assets or technology under terms negotiated by the Parties; or

(c)                                  any tender offer, exchange offer, merger, business combination, recapitalization, restructuring, liquidation, or similar extraordinary transaction involving Mersana; or

(d)                                 any “solicitation” of “proxies” (as those terms are used in the proxy rules of the Securities and Exchange Commission) or consents with respect to any voting securities of Mersana; or

13.6.2              form, join or participate in a Group (other than a Group consisting solely of Licensee Related Parties) with respect to the beneficial ownership of any voting securities of Mersana; or

13.6.3              act, alone or in concert with others, to seek to control the management, board of directors or policies of Mersana; or

13.6.4              take any action that would reasonably be expected to require Mersana to make a public announcement regarding any of the types of matters set forth in Section 13.6.1(a); or

13.6.5              agree or offer to take, or propose publicly the taking of, any action referred to in Sections 13.6.1(a), 13.6.1(b), 13.6.1(c), or 13.6.1(d); or

13.6.6              [***] any other person or entity to take any action of the type referred to in Sections 13.6.1(a), 13.6.1(b), 13.6.1(c), or 13.6.1(d) to the extent actually known to the Licensee Related Party; or

13.6.7              [***]; or

13.6.8              request or propose, publicly or to shareholders of Mersana, that Mersana amend or waive any provision set forth in this Section 13.6.

Notwithstanding the foregoing, the provisions of this Section 13.6 will not apply to (a) the exercise by any of the Licensee Related Parties of any rights available to shareholders generally pursuant to any transaction described in this Section 13.6, provided that such Licensee Related Party has not then either directly or as a member of a Group made, effected, initiated or caused such transaction to occur, (b) any non-public communications between a Licensee Related Party and Mersana’s board of directors or management, (c) any passive investments in Mersana acquired or held by a diversified mutual fund or stock portfolio managed by an independent investment advisor or any pension plan or other employee benefit plan or trust for employees of any Licensee Related Party or (d) any activity by any of the Licensee Related Parties after (1) any Third Party (other than a passive institutional investor) or Group of Third Parties (other than a Group of solely affiliated passive institutional investors) shall acquire or announce its intent to

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

acquire an amount of voting securities of Mersana equal to or greater than the Permitted Licensee Holdings or (2) Mersana or any other Third Party or Group of Third Parties has made any public announcement of (i) its intent to solicit or engage in or of the commencement of, (ii) the approval or recommendation by Mersana’s board of directors of, or (iii) the execution of an agreement or agreement in principle with respect to, any transaction of the type referred to in this Section 13.6 (each matter described in clause (d), a “Standstill Termination Event”); provided, however, with respect to clause (d), if such Third Party terminates or announces its intent to terminate such transaction and (i) no Licensee Related Party has previously made any public announcement of its intent to solicit or engage in any transaction of the type referred to in this Section 13.6, or (ii) in the event that such public announcement has been made by any of the Licensee Related Parties, such Licensee Related Party has terminated or announced its intent to terminate such transaction, then the provisions of this Section 13.6 will again be applicable.

If, prior to the end of the Standstill Period, Mersana enters into any agreement (including a confidentiality agreement) that relates to (x) a transaction of the type referred to in this Section 13.6 that would reasonably be expected to result in a Standstill Termination Event or (y) a collaboration with a pharmaceutical company of similar or greater size to Licensee with an expected term of more than [***] months and in the case of either (x) or (y) such agreement contains a standstill provision that is less restrictive upon the counterparty thereto than the standstill provision set forth in this Section 13.6, Mersana shall promptly agree to amend the standstill provision set forth in this Agreement to be in a form substantially identical to the standstill provision contained in such other agreement.

For purposes of this Section, “Group” means two (2) or more persons or entities acting as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of securities of Mersana.

13.6.9              Solely for purposes of this Section 13.6, if Mersana engages in a transaction under which it becomes a direct wholly owned subsidiary of a non-operating holding company that (i) has shares of voting capital stock that are registered under the Exchange Act, and (ii) at the time of the closing of such transaction has no other operating subsidiaries (other than Mersana) (a “Triggering Transaction”), then from and after the date of the closing of such transaction, and solely for the purpose of this Section 13.6, “Mersana” shall mean such holding company.

13.7                        Performance by Affiliates. The Parties recognize that each may perform some or all of its obligations under this Agreement through Affiliates; provided, that each Party shall remain responsible and be a guarantor of the performance by its Affiliates and shall cause its Affiliates to comply with the provisions of this Agreement in connection with such performance.

13.8                        DISCLAIMER OF WARRANTIES. EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH HEREIN, NEITHER PARTY MAKES ANY REPRESENTATIONS OR GRANTS ANY WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE AND EACH PARTY SPECIFICALLY DISCLAIMS ANY OTHER WARRANTIES, WHETHER WRITTEN OR ORAL OR EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF QUALITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

OR ANY WARRANTY AS TO THE VALIDITY OF ANY PATENT RIGHTS OR THE NON-INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.

ARTICLE 14 - TERM AND TERMINATION

14.1                        Term. Unless earlier terminated pursuant to this Article 14, the term of this Agreement (the “Term”) shall commence on the Effective Date and shall remain in full force and effect until the date of expiration of the last to expire Royalty Term.

14.2                        Termination by Licensee Prior to Phase II Initiation. If Mersana is the Party that will Initiate the first Phase II Clinical Trial under the Global Development Plan, Mersana shall notify Licensee of the Initiation date at least sixty (60) days prior to Initiation of such study. Licensee shall have the right, at any time prior to the Initiation of the first Phase II Clinical Trial under the Global Development Plan, to terminate this Agreement in its entirety by providing not less than thirty (30) days’ prior written notice to Mersana of such termination. If Licensee delivers such notice within such period, then Licensee shall not be responsible for any Shared Post-Phase I Development Costs incurred by Mersana or its Affiliates, licensees or Sublicensees hereunder other than (i) its share of Shared Post-Phase I Development Costs incurred prior to the date of such notice in accordance with the Global Development Plan (i.e., pre-Initiation costs authorized thereunder), and (ii) its share of Shared Post-Phase I Development Costs incurred from the date of such notice until sixty (60) days thereafter (i.e., thirty (30) days following the effective date of termination) (but Mersana shall not accelerate incurring any Post-Phase I Development Costs). Notwithstanding anything herein to the contrary, if Licensee has Initiated a Licensee Phase I Clinical Trial, then Licensee shall complete such trial in accordance with its protocol, at its sole cost and expense (unless ceased pursuant to Section 14.4.2), and promptly provide Mersana with all data and results obtained from such Licensee Phase I Clinical Trial and all Regulatory Documentation related thereto; provided, however, Licensee may amend the protocol of or terminate such trial in its sole discretion in accordance with Applicable Law.

14.3                        Termination by Licensee. In the event either Party has Initiated the first Phase II Clinical Trial under the Global Development Plan, Licensee shall have the right, at any time after such Initiation, to terminate this Agreement in its entirety by providing not less than  ninety (90) days’ prior written notice to Mersana of such termination. If Licensee delivers such notice, then Licensee shall not be responsible for any Shared Post-Phase I Development Costs incurred by Mersana or its Affiliates, licensees or Sublicensees hereunder other than (i) its share of Shared Post-Phase I Development Costs incurred prior to the date of such notice in accordance with the Global Development Plan and (ii) its share of Shared Post-Phase Development Costs incurred from the date of such notice until one hundred eighty (180) days thereafter (but Mersana shall not accelerate incurring any Post-Phase Development Costs).

14.4                        Termination for Cause.

14.4.1              Either Party may (but is not required to and without limitation of any other right or remedy such Party may have) terminate this Agreement or on a country by country basis in the case of a material breach relating to the applicable country for material breach by the other Party (the “Breaching Party”) of this Agreement if the Breaching Party has not cured such breach within [***] days after notice thereof (such period, the “Notice Period”) specifying the

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

breach and its claim of right to terminate, other than (i) with respect to a breach of a payment obligation, in which case the Notice Period shall be [***] days, (ii) with respect to a breach that cannot be cured within the Notice Period and the Breaching Party commences actions to cure such breach within the Notice Period, in which case the Notice Period shall be tolled (provided, that the Breaching Party thereafter diligently continues such actions), or (iii) with respect to any alleged breach by either Party of its diligence obligations with respect to Licensed Products, in which case the Notice Period shall be [***] days (such Notice Period to be tolled in the event that the Parties enter into good faith discussions with respect to such alleged breach); provided, that if either Party initiates a dispute resolution procedure under Section 20.3 as permitted under this Agreement to resolve the dispute for which termination is being sought within [***] days following the end of the Notice Period and is diligently pursuing such procedure, the Notice Period shall be tolled and the termination shall become effective only if such breach remains uncured for [***] days after the final resolution of the dispute through such dispute resolution procedure (or if the breach cannot be cured within such [***] day period, if the Breaching Party commences actions to cure such breach within such period and thereafter diligently continues such actions).

14.4.2              Notwithstanding anything to the contrary in Section 14.2, Section 14.3 or Section 14.4.1, following discovery of a Material Safety Issue, Licensee may, upon written notice to Mersana, halt its ongoing Development and Commercialization activities, investigate the Material Safety Issue, and determine a course of action. Following such investigation, Licensee may elect to terminate this Agreement in its entirety, and if Licensee makes such election, then Licensee shall provide written notice to Mersana of such termination and such termination shall take effect immediately. Within [***] days of discovery of a Material Safety Issue, Licensee must either elect to terminate this Agreement in its entirety or restart its Development and Commercialization activities and thereafter conduct such activities in accordance with this Agreement.

14.4.3              This Agreement may be terminated by either Party upon the filing or institution of bankruptcy, reorganization, liquidation or receivership proceedings, or upon an assignment of a substantial portion of the assets for the benefit of creditors by the other Party; provided, however, that in the event of any involuntary bankruptcy or receivership proceeding such right to terminate will only become effective if the Party consents to the involuntary bankruptcy or receivership or such proceeding is not dismissed within [***] days after the filing of such bankruptcy or receivership.

14.5                        License Survival Upon Insolvency. All licenses (and to the extent applicable, rights) granted under or pursuant to this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of 11 U.S.C. Section 101, et. seq. (“Bankruptcy Code”), licenses of rights to “intellectual property” as defined under the Paragraph 101(35A) of the Bankruptcy Code. The Parties agree that the non-bankrupt Party shall retain and may fully exercise all of its rights and elections under Applicable Law. The Parties further agree that, in the event of the commencement of bankruptcy proceeding by or against a bankrupt Party, the other Party shall be entitled to a complete duplicate of (or complete access to, as appropriate) any intellectual property which at that date is known to be useful or necessary for the Development, Manufacture or Commercialization or other Exploitation of Licensed Products in the other Party’s territory and all embodiments of such intellectual property, as well as the right to Manufacture Licensed

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Products (including to take over any ongoing Manufacturing); and the same, if not already in the other Party’s possession, shall be promptly delivered to the other Party (a) upon any such commencement of a bankruptcy proceeding, upon the other Party’s written request therefor (which request must identify the specific intellectual property), unless the bankrupt Party (or trustee on behalf of the bankrupt Party) elects within [***] days to continue to perform all of its obligations under this Agreement or (b) if not delivered under (a) above, upon rejection of this Agreement by or on behalf of the bankrupt Party, upon written request therefor by the other Party.

14.6                        Effect of Expiration and Termination.

14.6.1              General Effects. Except where explicitly provided within this Agreement, expiration or termination of this Agreement for any reason, will not affect (a) any obligations, including payment of any royalties or other sums which have accrued as of the date of termination or expiration, or (b) Licensee’s ability to sell any existing inventory of Licensed Products (if applicable) for a period of up to [***] months following termination, subject to Licensee’s obligation to make corresponding payments with respect to any such sales pursuant to Article 8.

14.6.2              Upon termination (but not expiration) of this Agreement for any reason, the following provisions shall apply (on a country-by-country basis, if applicable under Section 14.4):

(a)                                 All licenses granted by either Party to the other Party hereunder (other than pursuant to Sections 2.2 and 2.3), and all sublicenses granted by either Party thereunder (if applicable), will immediately terminate in the Terminated Territory; provided that (i) if this Agreement is not terminated in its entirety, any license to conduct Development or Manufacturing activities in the other Party’s territory shall continue to apply to the Terminated Territory and (ii) Mersana’s license under the Licensee Technology to Commercialize and otherwise Exploit Licensed Products in the Mersana Territory in Section 2.3 shall be expanded to apply to the Terminated Territory.

(b)                                 Licensee shall provide to Mersana a fair and accurate detailed written description of the status of the Development and Commercialization of Licensed Products in the Licensee Territory through the effective date of termination within [***] days of such termination; provided that if this Agreement is not terminated in its entirety, such written description shall be limited to Development and Commercialization in the Terminated Territory.

(c)                                  If applicable, Licensee shall promptly transfer and assign to Mersana all of Licensee’s, its Affiliates’ and Sublicensees’ rights, title and interests in and to the Licensee Trademark(s) used for Licensed Products in the Licensee Territory, including all trademark applications and registrations therefor; provided that if this Agreement is not terminated in its entirety, only those Licensee Trademarks in the Terminated Territory shall be transferred and assigned to Mersana.

(d)                                 Licensee shall promptly transfer and assign to Mersana all clinical data, Regulatory Documentation, Pricing Approvals (to the extent permitted by Applicable Law)

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

and other technical and other information or materials in Licensee’s, its Affiliates’ or Sublicensees’ possession or control which arose out of the activities conducted pursuant to this Agreement; provided that if this Agreement is not terminated in its entirety, only such Licensee clinical data, Regulatory Documentation, Pricing Approvals or other information that relates exclusively to the Terminated Territory shall be transferred and assigned to Mersana.

(e)                                  Licensee shall, within [***] days of Mersana’s request, conduct a transfer to Mersana of all Know-How included in the licenses set forth in Sections 2.2 and 2.3, and (unless terminated for Mersana’s material breach under Section 14.4.1) for a period of [***]  days from the effective date of such termination provide such consultation or other assistance, without charge for the first [***] hours and at Mersana’s expense thereafter, as Mersana may reasonably request to assist Mersana in becoming familiar with such Know-How in order for Mersana to undertake further Development, Manufacture and Commercialization of Licensed Products; provided that if this Agreement is not terminated in its entirety, only such Licensee Know-How that relates exclusively to the Terminated Territory shall be transferred to Mersana. If terminated for Mersana’s material breach under Section 14.4.1, the transfer to Mersana of such Know-How shall be solely at Mersana’s sole expense.

(f)                                   Unless Mersana and Licensee agree otherwise, all activities in the Terminated Territory underway at the time of such expiration or termination shall be transferred, including the transfer of any agreements with Third Parties pursuant to Section 14.6.2(j) to the extent such agreements are transferable, to Mersana or, at Mersana’s election, terminated as soon as possible, except, if applicable, Licensee will continue to be responsible for any pre-clinical or Clinical Trials to the extent that current ethical guidelines would require Licensee to complete such Clinical Trials, and all costs (including internal and out of pocket expenses of Licensee if applicable under the last sentence of this Section 14.6.2(f)) of continuing Clinical Trials for ethical reasons or winding down activities shall be the responsibility of Mersana. In the event that an activity in a Terminated Territory is to be continued pursuant to this Section 14.6.2(f) but the related Third Party agreement is not transferable pursuant to its terms, then Licensee shall continue acting under such agreement at the direction and expense of Mersana and Mersana shall be responsible for any liabilities arising under such agreement arising after the effective date of termination except to the extent caused by the negligence or misconduct of Licensee.

(g)                                 Mersana may select which, if any, Licensee Patent Rights and Joint Patent Rights for which an Extension is to be sought or obtained in the Terminated Territory. Mersana may file for all such Extensions at Mersana’s expense, and Licensee shall, and shall ensure that its Affiliates shall, execute such authorizations and other documents and take such other actions as may be reasonably requested to obtain such Extensions, including designating Mersana as its agent for such purpose.

(h)                                 Mersana may list with the applicable Regulatory Authorities in the Terminated Territory information regarding any Licensee Patent Right and Joint Patent Right in the Terminated Territory. In connection with such listings, the Parties shall meet to evaluate and identify all potentially applicable Licensee Patent Rights and Joint Patent Rights.

(i)                                    Licensee shall, and shall cause its Affiliates and Sublicensees to, provide Mersana written notice of the quantity of Licensed Products or Components (including

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

XMT-1519) that Licensee, its Affiliates and Sublicensees [***] days following the effective date of termination, [***]. Mersana may exercise such option by written notice to Licensee during such [***] day period; provided, however, that in the event Mersana exercises such right to [***], Licensee shall grant, and hereby does grant, a royalty-free right and license to any house marks, trademarks, names and logos of Licensee contained therein for a period of [***] months in order to [***]. Upon such exercise, the Parties will establish mutually agreeable payment and [***].

(j)                                    If Mersana so requests, and to the extent permitted under Licensee’s or its Affiliates’ obligations to Third Parties on the effective date of termination, Licensee shall, and shall cause its Affiliates to, transfer to Mersana any Third Party agreements relating solely and exclusively to the Development, Manufacture or Commercialization of any Licensed Product to which Licensee or any of its Affiliates is a party, subject to any required consents of such Third Party, which Licensee shall use Commercially Reasonable Efforts to obtain promptly; provided that if this Agreement is not terminated in its entirety, only such Third Party agreements that relate exclusively to the Terminated Territory shall be transferred to Mersana.

(k)                                 If Licensee or any of its Affiliates or Sublicensees Manufactured (itself or through a CMO) any Licensed Products or any Components for all or any portion of the Terminated Territory on the date of notice of termination, Licensee shall supply Mersana with any such Licensed Products and Components that had been Manufactured for such Terminated Territory as of such date on the terms of the Mutual Supply Agreements, or if the Mutual Supply Agreements are not in effect, on commercially reasonably and customary terms and at [***] percent [***] of Supply Costs thereof for Exploitation in the Terminated Territory and the Mersana Territory until the earlier of (i) [***] months after the effective date of termination or (ii) if Licensee or its Affiliates uses one or more CMOs to Manufacture such Licensed Products and such Components, such time as either (A) all agreements with all such CMOs for the Manufacture of any such Licensed Products and Components are transferred to Mersana or (B) Mersana has replaced all such CMOs with its own CMOs for the Manufacture of any such Licensed Products and Components, provided that Mersana shall use Commercially Reasonably Efforts to effect (A), if applicable, or (B) as soon as practicable following the effective date of termination.

(l)                                    Upon the effective date of termination with respect to each Major Market Country in the Terminated Territory, for each such country Licensee’s obligation to pay Shared [***] Development Costs incurred after such date shall be reduced by [***] percent [***] of the total amount of Shared [***] Development Costs (i.e. by [***] percent [***] of Licensee’s obligation to pay such Shared [***] Development Costs under Section 4.6.5) and Mersana’s obligation to pay Shared [***] Development Costs incurred after such date shall be increased by [***] percent [***] of the total amount such Shared [***] Development Costs (i.e. by [***] percent [***] of Mersana’s obligation to pay such Shared [***] Development Costs under Section 4.6.5); provided, however, Licensee’s obligation to pay Shared [***] Development Costs shall not be reduced by more than [***] percent [***] of the total amount of Shared [***] Development Costs. By way of example, if this Agreement were terminated in Japan, Italy and Botswana on [***], Licensee would pay [***] percent [***] of Shared [***] Development Costs incurred after [***]  (i.e., [***] percent [***] as set forth under Section 4.6.5, minus [***]

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

percent [***] for termination in Japan, minus [***] percent [***] for termination Italy, and with no adjustment for termination in Botswana), and Mersana would pay [***] percent [***] of Shared [***] Development Costs incurred after January 1, 2017.

(m)                             Upon notice of termination under Section 14.2 or Section 14.3, Section 2.6 shall immediately terminate.

14.6.3              License to Licensee Upon Royalty Term Expiration. Upon the date of expiration of each Royalty Term with respect to a Licensed Product in a country, the Exclusive License granted with respect to such Licensed Product in such country shall remain in effect.

14.6.4              Survival. The following provisions will survive expiration or termination of this Agreement: Article 1, Section 2.2, Section 2.3, Section 2.8, Section 8.8, Section 8.9, Section 8.10, Section 8.11, Section 8.12, Article 9, Article 10, Section 11.2, Section 13.8, Section 14.5, this Section 14.6, Article 15, Article 18, Article 19 and Article 20.  The following further provisions will survive expiration, but not termination, of this Agreement:  Section 2.1; Section 2.4 (provided that Sublicensees shall only be bound by provisions otherwise surviving); Section 2.5; and Article 5 (other than with respect to rights of review, comment or participation).

ARTICLE 15 - INDEMNITY; LIMITATION OF LIABILITY

15.1                        Indemnity.

15.1.1              Mersana shall defend, indemnify and hold harmless Licensee, its Affiliates and its and their respective directors, officers, employees and agents from and against all liabilities, losses, damages, and expenses, including reasonable attorneys’ fees and costs, (each, a “Liabilities”) resulting from all Third Party claims, suits, actions, terminations or demands (each, a “Claim”) to the extent such Claims are incurred, relate to, are in connection with or arise out of (a) the breach by Mersana of any representation, warranty or covenant of this Agreement, (b) the negligence, recklessness or willful misconduct of Mersana in connection with the performance of its obligations hereunder, (c) violation of Applicable Law by Mersana in connection with the performance of its obligations hereunder, (d) Exploitation of Licensed Products by or on behalf of Mersana, (e) all Manufacturing activities conducted by or on behalf of Mersana, and (f) (i) any breach of a representation, warranty or covenant made by Adimab under the Adimab Agreement, (ii) the negligence or intentional misconduct by Adimab, its Affiliates or its and their directors, officers, agents and employees, (iii) Adimab’s conduct of any Validation Program (as defined in the Adimab Agreement) activity or (iv) Adimab’s (or its Affiliates, licensee’s, sublicensee’s or distributor’s) research, testing, development, manufacture, use, sale distribution, licensing or commercialization of Products (as defined in the Adimab Agreement) for which Adimab is the Commercial Rights Party (as defined in the Adimab Agreement) (including activities by contractors on behalf of any of the foregoing), except, in each case ((a), (b), (c), (d) or (e)), to the extent such Liabilities resulted from any action for which Licensee must indemnify Mersana under Sections 15.1.2(a)-(e).

15.1.2              Licensee shall defend, indemnify and hold harmless Mersana, its Affiliates and its and their respective directors, officers, employees and agents from and against all Liabilities resulting from all Claims to the extent such Claims are incurred, relate to or arise out

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

of (a) the breach by Licensee of any representation, warranty or covenant of this Agreement, (b) the negligence, recklessness or willful misconduct of Licensee in connection with the performance of its obligations hereunder, (c) violation of Applicable Law by Licensee in connection with the performance of its obligations hereunder, (d) Exploitation of Licensed Products by or on behalf of Licensee, or (e) all Manufacturing activities conducted by or on behalf of Licensee, except, in each case ((a), (b), (c), (d) or (e)), to the extent such Liabilities resulted from any action for which Mersana must indemnify Licensee under Section 15.1.1(a)-(f).

15.2                        Procedure.

15.2.1              A Party (the “Indemnitee”) that intends to claim indemnification under this Article 15 shall promptly provide notice to the other Party (the “Indemnitor”) of any Claim in respect of which the Indemnitee intends to claim such indemnification, which notice shall include a reasonable identification of the alleged facts giving rise to such Liability, and the Indemnitor shall have the right to participate in, and, to the extent the Indemnitor so desires, jointly with any other Indemnitor similarly noticed, to control the defense thereof with counsel selected by the Indemnitor. However, notwithstanding the foregoing, the Indemnitee shall have the right to participate in, but not control, the defense of any Claim, and request separate counsel, with the fees and expenses to be paid by the Indemnitee, unless (a) representation of such Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential differing interests between such Indemnitee and any other Party represented by such counsel in such proceedings or (b) the Indemnitor has failed to assume the defense of the applicable Claim, in which case ((a) or (b)), such fees and expenses shall be paid by the Indemnitor. The Indemnitee shall, and shall cause each of its Affiliates and its and their respective directors, officers, employees and agents, as applicable, to, cooperate in the defense or prosecution thereof and shall furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals and otherwise providing reasonable access to such Indemnitor and other employees and agents of the Indemnitor, in each case as may be reasonably requested in connection therewith; provided, that the Indemnitor shall reimburse the Indemnitee for its reasonable and verifiable out-of-pocket expenses in connection therewith. The Indemnitor may not settle any Claim, and the Indemnitee shall not be responsible for or be bound by any settlement of a Claim that imposes an obligation on it, without the prior written consent of the Indemnitee, which consent shall not be unreasonably withheld, conditioned or delayed.  The Indemnitee may not settle any claim without the prior written consent of Indemnitor, which consent shall not be unreasonably withheld, conditioned or delayed.

15.2.2              The assumption of the defense of a Claim by the Indemnitor shall not be construed as an acknowledgment that the Indemnitor is liable to indemnify the Indemnitee in respect of the Claim, nor shall it constitute a waiver by the Indemnitor of any defenses it may assert against the Indemnitee’s claim for indemnification. In the event that it is ultimately determined that the Indemnitor is not obligated to indemnify, defend or hold harmless the Indemnitee from and against the Claim, the Indemnitee shall reimburse the Indemnitor for any and all costs and expenses (including attorneys’ fees and costs of suit) and any Liabilities incurred by the Indemnitor in its defense of the Claim.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

15.3                        Limitation of Liability. EXCEPT (A) IN THE EVENT OF THE WILLFUL MISCONDUCT OR FRAUD OF A PARTY OR A PARTY’S BREACH OF ITS OBLIGATIONS UNDER ARTICLE 10 OR SECTION 2.6, (B) AS PROVIDED UNDER SECTION 20.9 AND (C) TO THE EXTENT ANY SUCH DAMAGES ARE REQUIRED TO BE PAID TO A THIRD PARTY AS PART OF A CLAIM FOR WHICH A PARTY PROVIDES INDEMNIFICATION UNDER THIS ARTICLE 15, NEITHER PARTY NOR ANY OF ITS AFFILIATES OR SUBLICENSEES SHALL BE LIABLE IN CONTRACT, TORT, NEGLIGENCE, BREACH OF STATUTORY DUTY OR OTHERWISE FOR ANY SPECIAL, PUNITIVE, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OR FOR LOST PROFITS SUFFERED BY THE OTHER PARTY AND REGARDLESS OF ANY PRIOR NOTICE OF SUCH DAMAGES.

ARTICLE 16 - FORCE MAJEURE

No Party (or any of its Affiliates) shall be held liable or responsible to the other Party (or any of its Affiliates) hereunder, or be deemed to have defaulted under or breached this Agreement, for failure or delay by such Party in fulfilling or performing any term of this Agreement when such failure or delay is caused by or results from causes beyond the reasonable control of the affected Party (or any of its Affiliates), including fire, floods, embargoes, war, acts of war (whether war be declared or not), insurrections, riots, civil commotions, acts of God, earthquakes, or omissions or delays in acting by any Governmental Authority (each, an “Event of Force Majeure”); provided, that the affected Party shall exert all reasonable efforts to eliminate, cure or overcome any such Event of Force Majeure and to resume performance of its obligations promptly. Notwithstanding the foregoing, to the extent that an Event of Force Majeure continues for a period in excess of [***] months, the affected Party shall promptly notify in writing the other Party of such Event of Force Majeure and within [***] months of the other Party’s receipt of such notice, the Parties shall negotiate in good faith either (a) a resolution of the Event of Force Majeure, if possible, (b) an extension by mutual agreement of the time period to resolve, eliminate, cure or overcome such Event of Force Majeure, (c) an amendment of this Agreement to the extent reasonably possible, or (d) an early termination of this Agreement.

ARTICLE 17 - ASSIGNMENT

This Agreement may not be assigned or otherwise transferred, nor, except as expressly provided hereunder, may any right or obligations hereunder be assigned or transferred to any Third Party by either Party without the consent of the other Party, such consent not to be unreasonably withheld, conditioned or delayed; provided, that either Party may, without such consent but with notification and subject to the terms and conditions of this Article 17, assign this Agreement and its rights and obligations hereunder to any of its Affiliates or (a) in the case of Mersana, in connection with a Change in Control of Mersana or (b) in the case of Licensee, to any successor in interest (whether by merger, acquisition, asset purchase or otherwise) to all or substantially all of the business to which this Agreement relates. Any permitted assignee shall assume all rights and obligations of its assignor under this Agreement; provided, that (x) an acquirer of a Party in connection with a Change in Control of such Party shall be obligated to maintain at least the same level of diligence in performing its obligations under the Agreement, including its obligations under the Global Development Plan and Global Commercialization Plan

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

after the Change in Control of such Party, as had been applied prior to the applicable transaction, unless otherwise agreed to in writing by the Parties and (y) in the event of a Change in Control of Mersana, if the acquirer of Mersana is Exploiting [***] or plans to Exploit [***] within the next [***] months as indicated in an approved plan or budget, [***] for a period of [***] years following the acquisition of Mersana. Any attempted assignment of this Agreement not in accordance with this Article 17 shall be void and of no effect.

ARTICLE 18 - SEVERABILITY

Each Party hereby agrees that it does not intend to violate any public policy, statutory or common laws, rules, regulations, treaty or decision of any government agency or executive body thereof of any country or community or association of countries. Should one or more provisions of this Agreement be or become invalid, the Parties hereto shall substitute, by mutual consent, valid provisions for such invalid provisions that, in their economic effect, are sufficiently similar to the invalid provisions that it can be reasonably assumed that the Parties would have entered into this Agreement based on such valid provisions. In case such alternative provisions cannot be agreed upon, the invalidity of one or several provisions of this Agreement shall not affect the validity of this Agreement as a whole, unless the invalid provisions are of such essential importance to this Agreement that it is to be reasonably assumed that the Parties would not have entered into this Agreement without the invalid provisions.

ARTICLE 19 - INSURANCE

During the Term, each Party shall maintain on an ongoing basis comprehensive general liability insurance in the minimum amount of [***] per occurrence and [***] annual aggregate combined single limit for bodily injury and property damage liability and any other insurance required by Applicable Law. Commencing not later than [***] days prior to the first use in humans of a Licensed Product, each Party shall obtain and maintain on an ongoing basis insurance in the following coverage amounts per occurrence and as an annual aggregate combined single limit for bodily injury liability: (a) [***] for Clinical Trials and (b) [***] for Commercialization of Licensed Products. All of such insurance coverage may be maintained through a self-insurance plan that substantially complies with the foregoing limits and requirements. Thereafter, each Party shall maintain such insurance coverage without interruption during the Term. Each Party shall provide the other Party at least [***] days’ prior written notice of any cancellation to or material change in its insurance coverage below the amounts and types described above.

ARTICLE 20 - MISCELLANEOUS

20.1        Notices. Any consent, notice or report required or permitted to be given or made under this Agreement by one of the Parties hereto to the other shall be in writing, delivered personally or by facsimile (and promptly confirmed by personal delivery, first class air mail or courier), first class air mail or courier, postage prepaid (where applicable), addressed to such other Party at its address indicated below, or to such other address as the addressee shall have last furnished in writing to the address or in accordance with this Section 20.1 and (except as otherwise provided in this Agreement) shall be effective upon receipt by the addressee. This

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Section 20.1 is not intended to govern the day-to-day business communications necessary between the Parties in performing their obligations under the terms of this Agreement.

If to Mersana:

Mersana Therapeutics, Inc.

840 Memorial Drive

Cambridge, MA 02139

Attention: Legal Department

Telephone: (617) 498-0020

Fax: (617) 498-0109

With a copy (which shall not constitute notice) to:

Ropes & Gray LLP

800 Boylston Street

Boston, MA 02199

Attention:  Marc Rubenstein

Telephone: (617) 951-7000

Fax:  (617) 235-0706

If to Licensee:
Millennium Pharmaceuticals, Inc.
Attention: Office of the General Counsel

40 Landsdowne Street

Cambridge, MA 02139

With a copy (which shall not constitute notice) to:

Covington & Burling LLP
One Front Street, 35th Floor
San Francisco, 94111
Attention:  Amy L. Toro
Fax:  (415) 955-6586

20.2        Applicable Law; Jurisdiction. The Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to the conflict of law principles thereof that may dictate application of the laws of any other jurisdiction. Subject to Section 20.3, the Parties hereby irrevocably and unconditionally consent to the exclusive jurisdiction of the courts of the Commonwealth of Massachusetts for any action, suit or proceeding (other than appeals therefrom) arising out of or relating to the Agreement and agree not to commence any action, suit or proceeding (other than appeals therefrom) related thereto except in such courts.

20.3        Dispute Resolution. The Parties agree that if any dispute or disagreement arises between Licensee on the one hand and Mersana on the other in respect of this Agreement, subject to Section 20.9, they shall follow the following procedure in an attempt to resolve the dispute or disagreement.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

20.3.1     The Party claiming that such a dispute exists shall give notice in writing (“Notice of Dispute”) to the other Party of the nature of the dispute.

20.3.2     Within [***] Business Days following receipt of a Notice of Dispute, a nominee or nominees of Licensee and a nominee or nominees of Mersana shall meet in person at a mutually agreed upon time and location and exchange written summaries reflecting, in reasonable detail, the nature and extent of the dispute, and at this meeting they shall use their reasonable endeavors to resolve the dispute.

20.3.3     If, within a further period of [***] Business Days, the dispute has not been resolved, [***] of Mersana and [***] of Licensee shall meet at a mutually agreed upon time and location for the purpose of resolving such dispute.

20.3.4     In the event of any unresolved dispute between the Parties, such dispute shall be resolved by a [***] (the “[***]”) in accordance with this Section 20.3.4. Notice from a Party initiating resolution by the [***] shall contain a statement of the issue forming the basis of the dispute, the position of the moving Party as to the proper resolution of that issue and the basis for such position. Within [***] Business Days after receipt of such notice, the responding Party shall submit to the moving Party a statement of its conception of the specific issue in question, its position as to the proper resolution of that issue and the basis for such position.

(a)           Within [***] Business Days of the responding Party’s response, each Party shall appoint to the [***] an individual who (i) [***] (ii) [***] and (iii) has no known personal financial interest or benefit in the outcome or resolution of the dispute, and the appointing Party shall give the other Party written notice of such appointment; provided, that for such appointment to be effective and for such individual to serve on the [***], such individual must deliver to the other Party a certificate confirming that such individual satisfies the criteria set forth in clauses (i) through (iii) above, disclosing any potential conflict or bias and certifying that, as a member of the [***], such individual is able to render an independent decision. Within [***] Business Days of the appointment of the second [***], the two (2) appointed [***] shall agree on an additional [***] who meets the same criteria as described above, and shall appoint such [***] as chair of the [***]. If the Party-appointed [***] fail to timely agree on a third [***], then upon the written request of either Party, each Party-appointed [***] shall, within [***] Business Days of such request, nominate one [***] candidate and the CPR Institute for Dispute Resolution shall, within [***] Business Days of receiving the names of the Parties’ respective nominees, select one of those [***] to serve as the chair of the [***]. Each [***] shall agree, prior to his or her appointment, to render a decision as soon as practicable after the appointment of the full [***].

(b)           Within [***] Business Days of the appointment of the third [***], the [***] shall hold a preliminary meeting or teleconference with the Parties or their representatives and shall designate a time and place for a hearing of the Parties on the dispute

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

and the procedures to be utilized at the hearing. The Parties may agree in writing to waive the hearing and have the [***] reach a decision on the basis of written submissions alone. The [***] may order the Parties to produce any documents or information that are relevant to the dispute. All such documents or information shall be provided to the other Party and the [***] as expeditiously as possible but no later than [***] prior to the hearing (if any), along with the names of all witnesses who will testify at the hearing and a brief summary of their testimony. The hearing shall be held in Boston, MA, unless otherwise agreed by the Parties, and shall take place as soon as possible but no more than [***] days after the appointment of the third [***], unless the Parties otherwise agree in writing or the [***] agrees to extend such time period for good cause shown. The hearing shall last no more than [***], unless otherwise agreed by the Parties or the [***] agrees to extend such time period for good cause shown. After the conclusion of all testimony (or if no hearing is held after all submissions have been received from the Parties), at a time designated by the [***] no later than [***] days after the close of the hearing or the receipt of all submissions, each Party shall simultaneously submit to the [***] and exchange with the other Party its final proposed resolution.

(c)           In rendering the final decision (which shall be rendered no later than [***] days after receipt by the [***] of the Parties’ respective proposed resolutions), the [***] shall be limited to choosing a resolution proposed by a Party without modification; provided, that in no event shall the [***] render a decision that is inconsistent with the Parties’ intentions as set forth in this Agreement. The agreement [***] shall be sufficient to render a decision and the Parties shall abide by such decision. The decision of the [***] shall be final and binding on the Parties and may be entered and enforced in any court having jurisdiction. The Parties shall share equally the costs of the [***].

20.3.5     In the event of a dispute regarding any payments owing under this Agreement, all undisputed amounts shall be paid promptly when due and the balance, if any, promptly after resolution of the dispute.

20.3.6     Notwithstanding the foregoing, any disputes relating to inventorship or the validity, enforceability or scope of any patent or trademark rights shall, subject to Section 20.2, be submitted for resolution by a court of competent jurisdiction.

20.4        Entire Agreement. This Agreement contains the entire understanding of the Parties with respect to the specific subject matter hereof. All express or implied agreements and understandings, either oral or written, heretofore made are expressly superseded by this Agreement, including the Confidentiality Agreement between the Parties dated June 25, 2014. The Parties acknowledge and agree that confidential information defined in and subject to such confidentiality agreement shall be deemed Confidential Information hereunder and subject to Article 10. This Agreement may be amended, or any term hereof modified, only by a written instrument duly executed by both Parties hereto. Nothing in this Agreement shall limit either Party’s rights or obligations under the Platform Agreement.

20.5        Independent Contractors. Mersana and Licensee each acknowledge that they shall be independent contractors and that the relationship between the Parties shall not constitute

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

a partnership, joint venture, agency or any type of fiduciary relationship. Neither Mersana nor Licensee shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other Party, without the prior consent of the other Party to do so.

20.6        Waiver and Non-Exclusion of Remedies. The waiver by either Party hereto of any right hereunder or the failure to perform or of a breach by the other Party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by said other Party whether of a similar nature or otherwise. The rights and remedies provided herein are cumulative and do not exclude any other right or remedy provided by Applicable Law or otherwise available, except as expressly set forth herein.

20.7        Further Assurances. Each Party shall execute such additional documents as are necessary to effect the purposes of this Agreement.

20.8        No Benefit to Third Parties. Except as provided in Article 15, the covenants and agreements set forth in this Agreement are for the sole benefit of the Parties hereto and their successors and permitted assigns and they shall not be construed as conferring any rights on any other parties.

20.9        Equitable Relief. Each Party acknowledges and agrees that the provisions set forth in Article 2, Article 10 and Article 11 are reasonable and necessary to protect the legitimate interests of the other Party and that such other Party would not have entered into this Agreement in the absence of such restrictions and that any breach or threatened breach of any provision of such Articles may result in irreparable injury to such other Party for which there will be no adequate remedy at law. In the event of a breach or threatened breach of any provision of such Articles, the non-breaching Party shall be authorized and entitled to seek from any court of competent jurisdiction injunctive relief, whether preliminary or permanent, specific performance and an equitable accounting of all earnings, profits and other benefits arising from such breach, which rights shall be cumulative and in addition to any other rights or remedies to which such non-breaching Party may be entitled in law or equity. Both Parties agree to waive any requirement that the other (a) post a bond or other security as a condition for obtaining any such relief and (b) show irreparable harm, balancing of harms, consideration of the public interest or inadequacy of monetary damages as a remedy. Nothing in this Section 20.9 is intended or should be construed, to limit either Party’s right to equitable relief or any other remedy for a breach of any other provision of this Agreement.

20.10      Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be signed or delivered by facsimile or electronically scanned signature page.

(The remainder of this page has been intentionally left blank. The signature page follows.)

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

IN WITNESS WHEREOF, the Parties have executed this Development Collaboration and Commercial License Agreement as of the Effective Date.

MERSANA THERAPEUTICS, INC.

By:	/s/ Anna Protopapas

Name:	Anna Protopapas

Title:	President & CEO

MILLENNIUM PHARMACEUTICALS, INC.

By:	/s/ Christophe Bianchi

Name:	Christophe Bianchi

Title:	President

Signature Page to Development Collaboration and Commercial License Agreement

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

SCHEDULE 1.1.15

AURISTATIN F HPA

Auristatin F Hydroxypropyl Amide (AF-HPA)

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

SCHEDULE 1.1.82

GLOBAL DEVELOPMENT PLAN

[***]

Indication Definitions

Indication	Definition
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

[***]

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

[***]

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

[***]

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

[***]

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

[***]

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

[***]

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

[***]

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

[***]

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

[***]

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

[***]

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

SCHEDULE 1.1.138

MERSANA OTHER PATENT RIGHTS

None.

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

SCHEDULE 1.1.143

MERSANA PLATFORM PATENT RIGHTS

Title	Inventors	Patent No.	Serial No	Priority	Filing or 371(c) Date	Issue Date	Expiration Date	Status
[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

SCHEDULE 1.1.146

MERSANA PRODUCT PATENT RIGHTS

Title	Inventors	Assignee	Patent No	Serial No	Priority	Filing or 371(c) Date	Issue Date	Expiration Date	Status
[***]	[***]	[***]		[***]	[***]	[***]			[***]
[***]	[***]	[***]		[***]	[***]	[***]			[***]
[***]	[***]	[***]		[***]	[***]	[***]			[***]
[***]	[***]	[***]		[***]	[***]	[***]			[***]
[***]	[***]	[***]		[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]			[***]
[***]	[***]	[***]		[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

SCHEDULE 1.1.210

XMT-1519

XMT-1519 Amino Acid Sequence

Heavy Chain variable region + IgG1 Heavy chain constant region

[***]

Light Chain variable region + Light chain constant region

[***]

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

SCHEDULE 1.1.212

XMT-1522

XMT-1522 Chemical Structure

I = Fleximer-bioconjugation linker (Ia + Ib)

Ia = antibody conjugated linker

Ib = capped, unconjugated linker

II = Fleximer monomer

III = Fleximer-β-alanine carbamate

IV =  Fleximer-β-alanine carbamate-Auristatin F HPA

Each of the monomers (II), (III), (Ib) and (IV) can be greater than 1 such that the ratio of XMT-1519 to monomer (IV) (drug-antibody ratio or DAR) is greater than 3 to 5

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

SCHEDULE 6.7

EXISTING CMOS

[***]

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

SCHEDULE 10.3.1

PRESS RELEASE

Mersana Therapeutics and Takeda Expand Partnership to Advance Development of

Fleximer® Antibody-Drug Conjugates and XMT-1522

— Takeda obtains rights to Mersana’s XMT-1522 outside U.S. and Canada —

— Takeda to create additional Fleximer ADCs; Mersana to have a co-development option —

— Mersana to receive $40 million upfront, $20 million upon IND clearance and up to $20 million in equity investment —

Cambridge, Mass. and Osaka, Japan, February 3, 2016 — Mersana Therapeutics and Takeda Pharmaceutical Company Limited (TSE:4502) today announced that they have entered a new strategic partnership granting Takeda rights to Mersana’s lead product candidate, XMT-1522, outside the United States and Canada. The deal also expands an existing collaboration between the companies to provide Takeda with additional access to Mersana’s Fleximer® antibody-drug conjugate (ADC) platform and grants Mersana an option at the end of Phase 1 to co-develop and co-commercialize one of these programs in the United States. In addition, the companies will co-develop new payloads for use with ADCs.

XMT-1522 is an investigational, Fleximer-based ADC therapy that targets HER2-expressing tumors, including breast, gastric and non-small cell lung cancers. Preclinical data suggest that XMT-1522 may have anti-tumor activity in patients with HER2 low-expressing cancers as well as in patients with HER2 high-expressing cancers that do not respond to currently available HER2-targeting therapies. Mersana anticipates filing an Investigational New Drug application (IND) for XMT-1522 with the U.S. Food and Drug Administration (FDA) in mid-2016.

“We believe XMT-1522 has the potential to make a dramatic difference for HER2 low-expressing patients who currently have limited treatment options, and are confident that our Fleximer-based technology can address significant patient needs not currently met by other ADC platform technologies,” said Anna Protopapas, President and Chief Executive Officer, Mersana. “Takeda’s knowledge of oncology and commitment to ADCs as a key therapeutic approach make the company the best partner for us to progress our transformative platform and advance XMT-1522 into the clinic.”

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Takeda and Mersana will co-develop XMT-1522, and Mersana will lead execution of the Phase 1 trial. Mersana will retain full commercial rights in the United States and Canada while Takeda will have rights in rest of world. Beyond development and commercialization of XMT-1522, the expanded partnership also grants Takeda access to additional targets within Mersana’s Fleximer-based ADC platform, with Mersana retaining the right to select one program at the end of Phase 1 for co-development and co-commercialization in the United States. Takeda and Mersana will also work together, leveraging Takeda’s proprietary small molecule libraries, to identify and develop novel payloads that both parties will be able to use in new ADC therapies.

“This is our third collaboration with Mersana in less than two years. We see great potential for Mersana’s Fleximer technology, combined with our oncology expertise and resources, to extend the benefits of targeted therapy with ADCs to underserved cancer patient populations,” said Andrew Plump M.D., Ph.D., Chief Medical and Scientific Officer, Takeda. “We, along with the global oncology community, have made great strides in our fight against cancer, and we know that achieving our aspiration to cure cancer relies on great partnerships and innovation. We look forward to progressing these collaborations and, together, advancing the science of cancer care.”

Takeda signed agreements with Mersana through its wholly owned subsidiary, Millennium Pharmaceuticals, Inc., under which, Mersana will receive an upfront payment of $40 million and an additional payment of $20 million upon clearance of the IND for XMT-1522 by the FDA. Subject to the success of the XMT-1522 and ADC programs, Mersana is eligible to receive milestone payments of more than $750 million combined, as well as royalties. Takeda will also invest up to $20 million in equity in future rounds of Mersana financing.

About XMT-1522

XMT-1522 is an investigational, novel HER2-targeting therapy based on Mersana Therapeutics’ Fleximer® immunoconjugate technology, and carries approximately 15 proprietary auristatin payload molecules. Preclinical data have demonstrated significant anti-cancer activity in breast, gastric and non-small cell lung cancers, including in HER2 low-expressing tumor models refractory to currently available therapies. Mersana and Takeda are co-developing XMT-1522. Mersana will be responsible for commercialization in the United States and Canada; Takeda will be responsible in rest of world.

About Mersana Therapeutics

Mersana Therapeutics is advancing a proprietary pipeline of targeted oncology therapeutics leveraging its game-changing Fleximer® immunoconjugate technology. Mersana’s first product candidate XMT-1522 has the potential to address significant unmet needs and improve patient outcomes in multiple oncology indications. Fleximer-based immunoconjugate molecules have been shown to have superior efficacy, including with targets previously considered not amenable to antibody-drug conjugate approaches. Mersana

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

has collaborations utilizing Fleximer technology with Takeda, Merck KGaA, and Asana BioSciences. For more information, please visit www.mersana.com.

About Takeda

Located in Osaka, Japan, Takeda (TSE: 4502) is a research-based global company with its main focus on pharmaceuticals. As the largest pharmaceutical company in Japan and one of the global leaders of the industry, Takeda is committed to strive towards better health for people worldwide through leading innovation in medicine. Additional information about Takeda is available through its corporate website, www.takeda.com.

Mersana Inquiries:

Media	Investors
Tony Plohoros	Jesse Baumgartner
tplohoros@6degreespr.com	Jesse@sternir.com
+1-908-591-2839	+1-212- 362-1200

Takeda Inquiries:

Japanese Media	Media outside Japan
Tsuyoshi Tada	Amy Atwood
tsuyoshi.tada@takeda.com	amy.atwood@takeda.com
+81 (0) 3-3278-2417	+1-617-444-2147

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.